As filed with the Securities and Exchange Commission on November 29, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2011 – September 30, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

SEMI-ANNUAL REPORT
(Unaudited)

SEPTEMBER 30, 2011

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of the Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of September 30, 2011, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Strategies Fund (the “Fund”) for the period ended September 30, 2011.  The Fund continues to perform well during a highly volatile and correlated market environment and its net asset value reached an all-time high as of September 30, 2011.  The Fund (Institutional Shares) was up 2.58% over the 6 months ended September 30 versus -13.78% for the S&P 500, and -8.80% for the HFRX Global Hedge Fund Index.  Since inception the Fund has returned 23.21% vs. 4.10% for the S&P 500 and -1.57% for the HFRX Global Hedge Fund Index.

As of September 30, 2011, 1-year, 5-year and since inception (July 27, 2005) annualized performance for the Fund (Institutional Shares) was 3.25%, 3.28% and 3.44%, respectively. Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, call the Fund at (888) 992-2765. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.28% for Institutional Shares. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio (net) would be 1.73% for Institutional Shares. Returns include the reinvestments of dividends and capital gains.

The Fund was positioned for heightened volatility and our overall exposures, while not net-short, did provide a slight negative beta bias during both August and September.  This was a fairly unusual defensive position overall for the Fund, and we would not expect to produce a similar result in a typical down period for the markets.  Market volatility and crowded thinking provided a large mispricing gap that the Fund’s managers were able to capture.  As we discussed in our annual report commentary, group-think around the global growth/inflation trade and a declining U.S. dollar were driving the correlation of everything; if it reversed there would be a large liquidity gap.  It reversed.  Economically sensitive securities were punished from weakening fundamentals and overly optimistic expectations, and the levered U.S. dollar carry trade started to unwind.  In a nutshell, our Fund avoided directional exposure to this event.  The Fund favored reasonably valued high quality companies with lower economic sensitivity.  Against this the Fund avoided, shorted or hedged positions in cyclicals, European financials, small-cap equities, and euro currency.  Our market-neutral and convertible arbitrage managers provided an additional beta-neutral posture for the Fund.

Although overall equity valuations have fluctuated near more reasonable levels at times, we continue to have concerns about the overall investing climate and we believe investor expectations for global growth and earnings are far too optimistic.  While we are not quite as defensive as before and we allocated capital more opportunistically following the selloff, the Fund continues to be positioned very conservatively (net long with a neutral beta bias).  Our allocations to our managers remain stable and balanced.  We continue to see opportunity and discrepancy in the pricing of high quality vs. high risk companies (measured by price/cash generation and balance sheet strength). We are excited to become more aggressive, but not in an environment where many investors are still quick to buy the dip, find the next short-term momentum trade, or just do whatever their computer advises.

We strongly urge our investors to remain patient.

Some people may find a few of our commentaries to be overly bearish and may even find our thoughts tough to digest.  It is not our goal or objective to be a bear market fund and we enjoy no agenda from providing a pessimistic tilt.  In fact, in early 2009, we felt quite optimistic in a forest full of bears.  Most of the time we are quite agnostic concerning the overall macro environment, but it is also our job to try to recognize when things just do not seem right.  The reason we may sound different from most fund managers and commentators is that we take no solace in an industry whose success benefits only from infinitely upward market biases and routinely hides behind the cloak of a benchmark.  Trying to avoid thinking about grim outcomes simply because they are unpleasant or potentially negative to your business doesn’t make them less likely to occur or make them go away entirely. Instead, we strive for critical thinking that focuses on longer term outcomes, not abstract status quo.  We do not mind the risk of appearing wrong in the eyes of those who prefer to fail comfortably within the herd 3

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

months at a time.  These are incredibly complex and uncertain times and there is no guarantee that wide scale deleveraging will work out differently than it has throughout history.  As such, there is much more to the long-term capital allocation picture than the current estimated P/E ratio on the S&P 500 index, or the current level of interest rates on the U.S. 10-year Treasury note.  Other historical precedent and long-term global economic rebalancing must be taken into account.

With all of the volatility and noise from global policy makers, it’s easy to lose sight of the big picture.  There’s no reason to try to discuss what happened over the past few months except to understand that volatility is simply the gap between investor expectations and reality.  As we’ve been arguing for many months, there has been a very large mis-pricing gap among a variety of global asset classes that were just as correlated on the way up.  The mistakes that are causing the current volatility are not the mistakes of “today;” they were created during the euphoria of the credit boom and global growth cycle of the past decade-plus.  Most losses are simply caused by investors overpaying for assets based on short-term unrealistic or misplaced expectations.  Any analysis performed is cursory at best and usually promoted by skewed biases, academic dogma, and limited imagination defined by the backward-looking crowd.  Losses have been made worse by global policy makers’ attempts to maintain the boom through additional borrowing, stimulus, and intervention to create artificially higher asset prices.  Effectively, this has only encouraged investors to move into higher risk assets at even higher prices, thus compounding the mis-pricing gap and spreading denial to the herd.

Large imbalances exist throughout the global economy and we are highly concerned about not only the unwinding of a global credit bubble, but an unwinding of global growth as well.  Countries that were once able to bail out others’ problems are now having difficulty FUNDING their own current obligations, never mind actually paying them off.  As we have routinely stated, you cannot solve a debt problem with more debt.  We are now witnessing what happens when some of the largest bond markets in the world realize the tipping point in this exercise.

Unfortunately, policy makers, investors and bank executives are stuck in a “group-think” bubble that performs well in an abstract world, but lacks the imagination and experience necessary to grasp the concept of hardship.  Even their worst case scenarios are skewed toward a positive result.  This has created misallocation of capital on a wide scale and that capital is tied up in large, weak institutions that are not allowed to fail.  These institutions have now reached the point where they cannot all be bailed out.  Funding has dried up for some of the largest banks and sovereign bond markets in the world and there is not enough capital or political will to bail them all out.  Defaults and debt write-downs could be intense due to past bailouts and leverage that has grown exponentially beyond the level of the 2008 crisis; problems measured in billions have now become trillions.

For the global economy, many of the pieces that helped create the growth cycle (mostly infinitely expanding credit) are likely to unwind as well.  Even if Europe gets it exactly right, it doesn’t tilt the economic picture to the positive.  European sovereign debt funded large government spending that represented 60-80% of overall spending for many European countries.  This spending clearly generated unsustainable income and entitlements.  This spending not only needs to be reduced dramatically, but the debt needs to be written down on bank balance sheets.  These same banks provided much of the debt that funded the foreign capital boom for emerging markets. That has now ground to a halt.

European government spending and debt-fueled income provided the platform for a very large customer base for emerging markets’ and Chinese goods.  Austerity will shrink this pie going forward.  Since levels of debt in Europe, emerging markets and China were determined based on highly optimistic estimates for growth that are now too high, a vicious reversal of the overall global growth cycle could develop.  These economies are much less healthy and more imbalanced than they were in 2008.  Since the global financial system is highly interconnected, defaults and contracting credit could result in a major slowdown in global economic growth and trade.  China’s bond market may already be signaling trouble ahead, especially for their large state-owned banks.  A slowdown or hard landing in China and emerging markets could prove to be the largest unexpected and underappreciated result for corporate earnings.  Relatively speaking, the U.S. economy is currently in a favorable position and a slowdown here may be nothing compared to what Europe or China may face.

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ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

For those anxious for a solution, it’s important to understand how far removed policy makers and investors are from reality.  You need to look no further than the Belgian bank, Dexia.  Dexia was recently bailed out by Belgium and France only months after passing the European “stress-tests.”  Apparently, the bank did not have normal balance sheet leverage that they and most banks “attested” to, but instead had leverage that made Lehman look safe.  Sovereign debt haircuts were not required for the stress-tests; thus Dexia is clearly not a one-off problem.  Most European bank balance sheets are not as clean as advertised once true sovereign debt prices are utilized.  Haircuts for Greece alone could be greater than 70%, and the problems in Spain and Italy will be much more serious should haircuts be required.

According to Bloomberg, Italy’s government debt alone amounts to 1.59 trillion Euros and much of that needs to be refinanced in the next 6 months.  Worse, Italy’s borrowing costs have already spiked and every passing month of uncertainty and delay makes the situation more insurmountable.  Italy will not be bailing anyone out, yet they are responsible for 17.9% of the European Financial Stability Facility (EFSF).  France and other European countries do not have the ability to bailout their own banks without having their funding costs and debt levels soar (plus a credit downgrade).  French banks are also the biggest holders of Greek debt.  Will they choose a sovereign country over their own banks?  On the other hand Slovakia, which has followed the EU fiscal rules, is being asked to support Greece, a country that has paid its people more than twice what the average Slovakian makes.  Each of the 17 Eurozone members has differing national interests and fiscal situations.  Finding consensus and executing any plan will be incredibly complex.  Policy makers’ have made the situation much more difficult by their own ineffective measures, yet somehow they continue to promise a solution.  Their desire to kick the can down the road may soon run out of road.

Looking out over the next several weeks and months, we have no idea what to expect or where the markets will go.  We feel fairly certain that there will be continued attempts to bailout XYZ country, to recapitalize the European banks, or to engage in money-printing.  There will be many that will hold up the “all clear” sign and this may prompt the crowd to speculate short term, resulting in powerful market rallies.  In the end, there is no money.  Only the true action needed to solve the crises will result in a sustainable recovery:  broad debt and asset write-downs.  Other than Greece, this is unlikely to occur near term as the usual solution, “just leverage the damn thing,” is hard to quit cold-turkey.  Policy makers are delusional and reluctant to accept necessary losses.  Even if there is a plan, what is the outcome and will voters across the Eurozone (especially Germany) be ok with it?  We remain skeptical.  To borrow a Winston Churchill quote from the UK Daily Telegraph:

“Want of foresight, unwillingness to act when action would be simple and effective, lack of clear thinking, confusions of counsel, until the emergency comes, until self-preservation strikes its jarring gong – these are the features that constitute the endless repetition of history.”

Thank you for your investment in the Fund.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

3	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Opportunities Fund (the “Fund”) for the period ended September 30, 2011.  The Fund was launched on October 21, 2008, as a compliment to the Absolute Strategies Fund.  The Fund was created to capture a variety of investment opportunities and market inefficiencies and is intended to have a more concentrated, idiosyncratic risk profile compared to the Strategies Fund.

The Fund returned -5.08% over the 6 months ended September 30 versus -13.78% for the S&P 500 and -8.80% for the HFRX Global Hedge Fund Index.  Since inception (October 21, 2008), the Fund was up 28.03% vs. 26.53% for the S&P 500 and 1.70% for the HFRX Global Hedge Fund Index.  It is important to understand that the Fund’s performance has not been highly sensitive to the equity markets.  We believe the Fund is positioned very well for additional volatility and continues, as it has since the inception of the Fund, to perform largely independent of the financial markets with a beta to the S&P 500 of just 0.15, and with low volatility.

As of September 30, 2011, 1-year and since inception annualized performance for the Fund was -2.43% and 8.76%, respectively. Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, call the Fund at (888) 992-2765. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.43%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio (net) would be 3.00%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquire fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2012. Returns include the reinvestments of dividends and capital gains.

We are very comfortable with the managers’ exposures and do not find the recent performance of the Fund to be unexpected or unusual.  While the Fund has had some modest downside volatility at times, much of the Fund’s headwinds came in the first half of the year, when financial markets were still frothy.  At the time, our managers were repositioning exposures into new ideas and into depressed securities that may initially have little upside momentum or interest from traditional investors.  Several months ago, some of our managers were entering new positions at price levels that market indices are only now starting to recognize.  Additionally, shorting securities that exhibited tremendous volatility was challenging during the 1st and 2nd quarters.  Fast forward to August, and these positions performed as intended.  The managers are also looking at potential dislocations and mis-pricings resulting from current global market turmoil.

Selling high and buying low is common sense.  For some reason, doing so when market indices are going straight up and topping is viewed as confusing or even wrong.  Ironically, some of the Fund’s new positions are the same types of ideas, valuations, and mis-pricings our managers were looking for in late 2008 and early 2009. Yet, many other investors prefer to find comfort in owning the same things as everyone else, even though those securities are priced for perfection and offer little upside with tremendous downside. Successful investing is not about group think, but patience and discipline and, sometimes, even a feeling of being wrong and alone.  In the short term, this can seem confusing, but eventually the process can lead to significant long term outperformance.  This is the essence of providing idiosyncratic and non-correlated performance over time and expectations should be set accordingly.

The overall exposures of the Fund have changed a great deal over the past 6 months in anticipation of the current market environment and, as such, the Fund performed well during its second fiscal quarter with very little net long exposure to the equity markets.  More importantly, the volatility of the Fund has been less than one fourth that of the equity markets. What is most exciting about the Fund’s positioning is most of the short exposure has yet to really contribute to Fund performance.  Much of the Fund’s short positions are in opportunistic credit and currency positions that,

4	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

while not directly correlated to equities, are highly sensitive to a downturn in the global economy.  While these positions worked against us in the first half of the year, they are just now beginning to price in a slowdown in the global economy and potential difficulties in credit stemming from stresses in sovereign debt.  Because these positions are not part of the risk on/risk off trading that occurs in the equity markets, we believe the ultimate mispricing of these securities will be largely event-driven and are designed to offer asymmetric payoffs should financial conditions move beyond equity volatility.  While the managers have profited from equity shorts and hedges, the short opportunity in certain credit instruments may offer better mis-pricings from a risk/reward standpoint, and also seek to protect the portfolio should another event-driven systemic crisis ensue.  These positions should also be much less sensitive to a short-term rally in the equity markets, which seems probable.

The recent change in momentum in the financial markets and a very uncertain future for traditional asset classes is likely to provide an interesting environment for our Fund. We feel this could be a great time to be initiating or adding to shareholder positions, especially for those seeking to diversify portfolios away from asset classes that are highly correlated and sensitive to the financial markets.  As a reminder, the Fund is designed for patient, disciplined investors who seek performance over a full market cycle.

Thank you for your investment in the Fund.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

5	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2011

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in the Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

6	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2011

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.28% and 2.66%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratios would be 1.73% and 2.11% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2011

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500 Index ("S&P 500") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 3.43%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio would be 3.00%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2011

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	41.2%
Asset Backed Obligations	7.0%
Corporate Convertible Bonds	15.1%
Corporate Non-Convertible Bonds	2.4%
Exchange Traded Notes	0.0%
Foreign Government Bonds	0.0%
Interest Only Bonds	0.0%
Municipal Bonds	0.1%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	1.0%
Rights	0.0%
Warrants	0.0%
Investment Companies	7.1%
Purchased Options	2.1%
Short Positions
Equity Securities	-30.9%
U.S. Government & Agency Obligations	-0.8%
Investment Companies	-5.3%
Written Options	-1.2%
Other Assets less Liabilities*	62.1%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 43.7% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	20.8%	18.5%
Consumer Staples	18.0%	7.1%
Energy	7.1%	5.1%
Financial	15.9%	22.4%
Healthcare	11.8%	7.2%
Industrial	5.4%	15.2%
Information Technology	12.0%	11.4%
Materials	1.0%	5.3%
Telecommunication Services	5.8%	6.1%
Utilities	2.2%	1.7%
	100.0%	100.0%

9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value

Long Positions - 76.1%
Equity Securities - 41.2%
Common Stock - 39.7%
Consumer Discretionary - 8.3%
95,800	Aeropostale, Inc. (a)(b)	$1,035,598
77,900	Airgas, Inc. (b)	4,971,578
103,400	ANN, Inc. (a)(b)	2,361,656
176,800	Apollo Group, Inc., Class A (a)(b)	7,003,048
10,000	AutoZone, Inc. (a)(b)	3,191,900
207,600	Bebe Stores, Inc. (b)	1,395,072
278,400	Bed Bath & Beyond, Inc. (a)(b)	15,955,104
32,900	Biglari Holdings, Inc. (a)(b)	9,751,231
62,000	Brinker International, Inc. (b)	1,297,040
92,900	Capella Education Co. (a)(b)	2,636,502
543,700	CarMax, Inc. (a)(b)(c)	12,967,245
48,400	Casey's General Stores, Inc. (b)	2,112,660
93,700	Cash America International, Inc. (b)	4,793,692
34,700	CEC Entertainment, Inc. (b)	987,909
65,000	Chico's FAS, Inc. (b)	742,950
5,000	Chipotle Mexican Grill, Inc., Class A (a)(b)	1,514,750
70,700	Coach, Inc. (b)	3,664,381
400,000	Comcast Corp., Special Class A	8,276,000
32,600	Copart, Inc. (a)(b)	1,275,312
54,300	Costco Wholesale Corp. (b)	4,459,116
656,436	CVS Caremark Corp. (b)(c)	22,043,121
94,600	DIRECTV, Class A (a)(b)	3,996,850
55,400	Dollar Tree, Inc. (a)(b)	4,161,094
43,500	Equifax, Inc. (b)	1,337,190
136,200	Expedia, Inc. (b)	3,507,150
30,300	Factset Research Systems, Inc. (b)	2,695,791
14,200	Fossil, Inc. (a)(b)	1,151,052
91,000	GameStop Corp., Class A (a)(b)	2,102,100
40,400	Gartner, Inc. (a)(b)	1,408,748
22,000	Google, Inc., Class A (a)(c)	11,316,360
450,000	H&R Block, Inc.	5,989,500
63,600	Herman Miller, Inc. (b)	1,135,896
163,300	HOT Topic, Inc. (b)	1,245,979
113,700	IAC/InterActiveCorp. (a)(b)	4,496,835
138,700	International Game Technology (b)	2,015,311
47,800	ITT Educational Services, Inc. (a)(b)	2,752,324
75,200	Knoll, Inc. (b)	1,030,240
180,000	Kohl's Corp. (b)(c)	8,838,000
56,738	Lear Corp. (b)	2,434,060
300,000	Liberty Media Corp. - Interactive, Class A (a)	4,431,000
688,900	Lowe's Cos., Inc. (b)	13,323,326
78,600	Ltd. Brands, Inc. (b)	3,026,886
174,000	Mattel, Inc. (b)	4,504,860
83,300	Papa John's International, Inc. (a)(b)	2,532,320
75,300	PetSmart, Inc. (b)	3,211,545
19,600	Polaris Industries, Inc. (b)	979,412
364,400	Robert Half International, Inc. (b)	7,732,568
78,200	Rollins, Inc. (b)	1,463,122
27,000	Royal Caribbean Cruises, Ltd. (c)	584,280
69,900	Scholastic Corp. (b)	1,959,297
41,400	Starbucks Corp. (b)	1,543,806
34,500	Strayer Education, Inc. (b)	2,645,115
325,650	Target Corp. (b)(c)	15,969,876
51,900	The Cheesecake Factory, Inc. (a)(b)	1,279,335
39,300	The Corporate Executive Board Co. (b)	1,171,140
227,000	The Geo Group, Inc. (a)(b)	4,213,120
128,400	The Goodyear Tire & Rubber Co. (a)(b)	1,295,556
51,800	The Men's Wearhouse, Inc. (b)	1,350,944
42,500	The Toro Co. (b)	2,093,975
179,100	The Walt Disney Co. (b)(c)	5,401,656
160,000	Toyota Industries Corp., ADR	4,732,752
58,900	True Religion Apparel, Inc. (a)(b)	1,587,944
24,900	TRW Automotive Holdings Corp. (a)(b)	814,977
59,300	Vail Resorts, Inc. (b)	2,240,947
149,400	ValueClick, Inc. (a)(b)	2,324,664
413,000	Viacom, Inc., Class B	15,999,620
34,200	WABCO Holdings, Inc. (a)(b)	1,294,812
145,400	Websense, Inc. (a)(b)	2,515,420
15,975	Weight Watchers International, Inc. (b)	930,544
11,500	Whirlpool Corp. (c)	573,965
10,900	WW Grainger, Inc. (b)	1,629,986
96,900	Wyndham Worldwide Corp. (b)	2,762,619
		292,171,734
Consumer Staples - 7.3%
108,800	Aaron's, Inc. (b)	2,747,200
432,400	Allos Therapeutics, Inc. (a)(b)	795,616
40,100	American Public Education, Inc. (a)(b)	1,363,400
150,000	Avon Products, Inc.	2,940,000
44,800	Cal-Maine Foods, Inc. (b)	1,408,064
49,700	Cardinal Health, Inc. (b)	2,081,436
46,100	CIGNA Corp. (b)	1,933,434
90,000	Clorox Co.	5,969,700
79,900	Community Health Systems, Inc. (a)(b)	1,329,536
42,100	Coventry Health Care, Inc. (a)(b)	1,212,901
29,425	CSS Industries, Inc.	490,809
52,300	Deluxe Corp. (b)	972,780
69,300	Dr. Pepper Snapple Group, Inc. (b)	2,687,454
43,200	Elizabeth Arden, Inc. (a)(b)	1,228,608
233,300	Halozyme Therapeutics, Inc. (a)(b)	1,432,462
172,900	Health Net, Inc. (a)(b)	4,099,459
73,100	Herbalife, Ltd. (b)	3,918,160
47,600	Hormel Foods Corp. (b)	1,286,152
23,800	Huron Consulting Group, Inc. (a)(b)	740,894
48,100	Kensey Nash Corp. (a)(b)	1,178,450
57,000	Kindred Healthcare, Inc. (a)(b)	491,340
200,000	Kraft Foods, Inc., Class A	6,716,000
39,000	Lancaster Colony Corp. (b)	2,379,390
8,500	Lorillard, Inc. (b)	940,950
220,000	Molson Coors Brewing Co., Class B	8,714,200

See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value

205,800	Nordion, Inc. (b)	$1,815,156
200,000	Novartis AG, ADR	11,154,000
639,000	PepsiCo, Inc. (b)(c)	39,554,100
79,400	Sara Lee Corp. (b)	1,298,190
350,600	Smart Balance, Inc. (a)(b)	2,068,540
31,200	Sotheby's (b)	860,184
166,100	Spectrum Pharmaceuticals, Inc. (a)(b)	1,267,343
740,000	Sysco Corp.	19,166,000
72,000	Targacept, Inc. (a)(b)	1,080,000
200,000	The Coca-Cola Co. (c)	13,512,000
28,900	The Hershey Co. (b)	1,712,036
44,200	The Kroger Co. (b)	970,632
805,000	The Procter & Gamble Co. (b)	50,859,900
660,800	The Western Union Co. (b)	10,103,632
16,900	Tupperware Brands Corp. (b)	908,206
373,200	Walgreen Co. (b)(c)	12,274,548
527,500	Wal-Mart Stores, Inc. (b)(c)	27,377,250
41,700	WellCare Health Plans, Inc. (a)(b)	1,583,766
		256,623,878
Energy - 2.7%
13,300	Cabot Oil & Gas Corp. (b)	823,403
14,400	Chevron Corp. (b)	1,332,288
82,700	China Natural Gas, Inc. (a)(b)(d)	159,611
13,800	Cimarex Energy Co. (b)	768,660
216,200	ConocoPhillips (b)	13,689,784
16,100	CVR Energy, Inc. (a)(b)	340,354
75,400	El Paso Corp. (b)	1,317,992
150,000	Encana Corp.	2,881,500
232,800	Exxon Mobil Corp. (b)	16,908,264
67,800	Gulf Island Fabrication, Inc. (b)	1,402,104
100,200	Helix Energy Solutions Group, Inc. (a)(b)	1,312,620
30,800	Hess Corp. (b)	1,615,768
200,600	Marathon Oil Corp. (b)	4,328,948
101,300	Marathon Petroleum Corp. (b)	2,741,178
142,100	Matrix Service Co. (a)(b)	1,209,271
74,600	Murphy Oil Corp. (b)	3,294,336
15,100	Noble Energy, Inc. (b)	1,069,080
66,330	Occidental Petroleum Corp. (b)	4,742,595
61,000	Oceaneering International, Inc. (b)	2,155,740
108,000	Patterson-UTI Energy, Inc. (b)	1,872,720
17,000	SM Energy Co. (b)	1,031,050
125,000	Spectra Energy Corp.	3,066,250
55,600	Superior Energy Services, Inc. (a)(b)	1,458,944
57,300	Tesoro Corp. (a)(b)	1,115,631
137,000	Tetra Technologies, Inc. (a)(b)	1,057,640
250,000	Total SA, ADR	10,967,500
72,700	Unit Corp. (a)(b)	2,684,084
373,600	Vaalco Energy, Inc. (a)(b)	1,815,696
191,200	Valero Energy Corp. (b)	3,399,536
64,100	Whiting Petroleum Corp. (a)(b)	2,248,628
		92,811,175
Financial - 5.9%
9,540	ADFITECH, Inc. (a)	24,089
25,400	Aflac, Inc. (b)	887,730
261,500	American Express Co. (b)	11,741,350
68,100	AON Corp. (b)	2,858,838
53,200	Apartment Investment & Management Co., Class A REIT (b)	1,176,784
277,900	Artio Global Investors, Inc. (b)	2,212,084
77,400	Banco Latinoamericano de Comerico Exterior SA, Class E (b)	1,178,802
71,800	Bank of the Ozarks, Inc. (b)	1,502,774
144	Berkshire Hathaway, Inc., Class A (a)(b)	15,379,200
186,600	Berkshire Hathaway, Inc., Class B (a)(b)(c)	13,256,064
115,000	Chemical Financial Corp. (b)	1,760,650
12,500	CME Group, Inc. (b)	3,080,000
57,400	Cohen & Steers, Inc. (b)	1,650,250
93,800	Columbia Banking System, Inc. (b)	1,343,216
19,000	Discover Financial Services (b)	435,860
43,700	Erie Indemnity Co., Class A (b)	3,110,566
470	Fairfax Financial Holdings, Ltd.	180,800
7,500	First Citizens BancShares, Inc., Class A (b)	1,076,550
99,330	Franklin Resources, Inc. (b)(c)	9,499,921
22,300	Global Payments, Inc. (b)	900,697
67,900	Home Bancshares, Inc. (b)	1,440,838
52,000	Hospitality Properties Trust REIT (b)	1,103,960
240,700	Huntington Bancshares, Inc. (b)	1,155,360
84,400	Interactive Brokers Group, Inc., Class A (b)	1,175,692
180,800	International Bancshares Corp. (b)	2,377,520
179,300	Janus Capital Group, Inc. (b)	1,075,800
273,500	KeyCorp (b)	1,621,855
20,000	Markel Corp. (a)	7,142,600
55,700	Marsh & McLennan Cos., Inc. (b)	1,478,278
120,700	Meadowbrook Insurance Group, Inc. (b)	1,075,437
35,693	MF Global Holdings, Ltd. (a)	147,412
72,900	Moody's Corp. (b)	2,219,805
101,600	National Financial Partners Corp. (a)(b)	1,111,504
61,900	National Health Investors, Inc. REIT (b)	2,607,847
262,100	Net 1 UEPS Technologies, Inc. (a)(b)	1,703,650
181,100	Old National Bancorp (b)	1,687,852
200,700	Oriental Financial Group, Inc. (b)	1,940,769
325,000	Paychex, Inc.	8,570,250
111,700	People's United Financial, Inc. (b)	1,273,380
29,500	PNC Financial Services Group, Inc. (b)	1,421,605
645,900	Popular, Inc. (a)(b)	968,850
880,170	PrivateBancorp, Inc. (b)	6,618,878
28,500	PS Business Parks, Inc. REIT (b)	1,411,890
26,600	Public Storage REIT (b)	2,961,910
200,000	Resource America, Inc., Class A	902,000

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value

234,100	Retail Opportunity Investments Corp. REIT (b)	$2,593,828
42,000	T. Rowe Price Group, Inc. (b)	2,006,340
22,100	Taubman Centers, Inc. REIT (b)	1,111,851
447,000	The Bancorp, Inc. (a)	3,200,520
567,600	The Bank of New York Mellon Corp. (b)(c)	10,551,684
25,900	The Chubb Corp. (b)	1,553,741
112,050	The Goldman Sachs Group, Inc. (b)	10,594,327
56,800	The Hanover Insurance Group, Inc. (b)	2,016,400
28,200	The Macerich Co. REIT (b)	1,202,166
56,300	The NASDAQ OMX Group, Inc. (a)(b)	1,302,782
66,300	The Progressive Corp. (b)	1,177,488
72,500	The Travelers Cos., Inc. (b)	3,532,925
54,100	Tower Group, Inc. (b)	1,236,726
213,100	Umpqua Holdings Corp. (b)	1,873,149
26,400	Ventas, Inc. REIT (b)	1,304,160
27,500	Waddell & Reed Financial, Inc., Class A (b)	687,775
196,700	Washington Federal, Inc. (b)	2,505,958
816,250	Wells Fargo & Co. (b)(c)	19,687,950
83,100	WesBanco, Inc. (b)	1,438,461
275,000	WR Berkley Corp.	8,164,750
		206,194,148
Healthcare - 4.7%
42,000	Abbott Laboratories (b)	2,147,880
127,200	Aetna, Inc. (b)	4,623,720
68,100	AMAG Pharmaceuticals, Inc. (a)(b)	1,005,156
128,800	AmerisourceBergen Corp. (b)	4,800,376
159,500	Auxilium Pharmaceuticals, Inc. (a)(b)	2,390,905
352,150	Becton Dickinson and Co. (b)	25,819,638
26,800	Cerner Corp. (a)(b)	1,836,336
101,500	Charles River Laboratories International, Inc. (a)(b)	2,904,930
110,000	CR Bard, Inc.	9,629,400
98,900	Greatbatch, Inc. (a)(b)	1,978,989
65,500	Hill-Rom Holdings, Inc. (b)	1,966,310
438,600	Johnson & Johnson (b)(c)	27,943,206
99,400	Luminex Corp. (a)(b)	2,203,698
54,900	Magellan Health Services, Inc. (a)(b)	2,651,670
28,000	McKesson Corp. (b)	2,035,600
35,100	Medco Health Solutions, Inc. (a)(b)	1,645,839
305,000	Medtronic, Inc. (c)	10,138,200
150,700	Myriad Genetics, Inc. (a)(b)	2,824,118
209,100	PDL BioPharma, Inc. (b)	1,160,505
650,000	Pfizer, Inc.	11,492,000
242,950	Quest Diagnostics, Inc. (b)	11,992,012
115,100	Quidel Corp. (a)(b)	1,884,187
58,500	SonoSite, Inc. (a)(b)	1,774,890
179,000	St. Jude Medical, Inc. (b)(c)(e)	6,478,010
120,000	Stryker Corp.	5,655,600
28,900	Techne Corp. (b)	1,965,489
87,100	Thoratec Corp. (a)(b)	2,842,944
87,500	UnitedHealth Group, Inc.	4,035,500
29,900	Universal Health Services, Inc., Class B (b)	1,016,600
64,400	WellPoint, Inc. (b)	4,204,032
181,000	XenoPort, Inc. (a)(b)	1,067,900
		164,115,640
Industrial - 2.2%
50,400	Alliant Techsystems, Inc. (b)	2,747,304
258,200	Apogee Enterprises, Inc. (b)	2,217,938
96,500	Applied Industrial Technologies, Inc. (b)	2,620,940
32,800	Aptargroup, Inc. (b)	1,465,176
84,000	AVX Corp. (b)	997,080
296,012	Cemex SAB de CV, ADR (a)(b)	935,398
79,500	Chicago Bridge & Iron Co. NV (b)	2,276,085
23,700	Crane Co. (b)	845,853
63,600	CSX Corp. (b)	1,187,412
10,700	Cummins, Inc. (b)	873,762
74,600	Dycom Industries, Inc. (a)(b)	1,141,380
96,300	EMCOR Group, Inc. (a)(b)	1,957,779
28,600	Fluor Corp. (b)	1,331,330
130,000	Foster Wheeler AG (a)(b)	2,312,700
12,600	Gardner Denver, Inc. (b)	800,730
33,000	General Cable Corp. (a)(b)	770,550
25,500	Graco, Inc. (b)	870,570
18,400	Hubbell, Inc., Class B (b)	911,536
65,500	Jabil Circuit, Inc. (b)	1,165,245
29,300	JB Hunt Transport Services, Inc. (b)	1,058,316
347	Kansas City Southern (a)(b)	17,336
43,700	KBR, Inc. (b)	1,032,631
16,700	L-3 Communications Holdings, Inc. (b)	1,034,899
54,800	Layne Christensen Co. (a)(b)	1,265,880
22,600	Lincoln Electric Holdings, Inc. (b)	655,626
28,100	Lockheed Martin Corp. (b)	2,041,184
221,100	Methode Electronics, Inc. (b)	1,642,773
36,000	Mine Safety Appliances Co. (b)	970,560
87,400	Movado Group, Inc. (b)	1,064,532
178,200	Myers Industries, Inc. (b)	1,808,730
23,000	Nordson Corp. (b)	914,020
18,600	Northrop Grumman Corp. (b)	970,176
52,000	Overseas Shipholding Group, Inc. (b)	714,480
73,200	Packaging Corp. of America (b)	1,705,560
169,300	Pulse Electronics Corp. (b)	484,198
75,000	Raytheon Co. (b)	3,065,250
50,768	Rock-Tenn Co., Class A (b)	2,471,386
17,000	Rockwell Automation, Inc. (b)	952,000
100,500	SAIC, Inc. (a)(b)	1,186,905
64,600	Sturm Ruger & Co., Inc. (b)	1,678,308
150,800	The Boeing Co. (b)(c)	9,124,908
60,100	Tyco International, Ltd. (b)	2,449,075
98,050	United Parcel Service, Inc., Class B (b)	6,191,858
44,600	URS Corp. (a)(b)	1,322,836

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value

540	USG Corp. (a)(b)(c)	$3,634
126,400	Werner Enterprises, Inc. (b)	2,632,912
		75,888,741
Information Technology - 5.0%
210,600	Accenture PLC, Class A (b)(c)(e)	11,094,408
116,200	ACI Worldwide, Inc. (a)(b)	3,200,148
542,600	Activision Blizzard, Inc. (b)	6,456,940
244,100	Actuate Corp. (a)(b)	1,347,432
89,600	Adobe Systems, Inc. (a)(b)	2,165,632
15,000	Alliance Data Systems Corp. (a)(b)	1,390,500
26,300	Altera Corp. (b)	829,239
43,400	Apple, Inc. (a)(b)(e)	16,543,212
96,400	Atmel Corp. (a)(b)	777,948
233,400	Automatic Data Processing, Inc. (b)	11,004,810
31,700	Avago Technologies, Ltd. (b)	1,038,809
46,700	Blackbaud, Inc. (b)	1,040,009
64,900	BMC Software, Inc. (a)(b)	2,502,544
163,700	CA, Inc. (b)	3,177,417
44,000	CACI International, Inc., Class A (a)(b)	2,197,360
86,500	CGI Group, Inc., Class A (a)(b)	1,627,065
290,000	Corning, Inc.	3,584,400
27,100	DST Systems, Inc. (b)	1,187,793
27,700	Dun & Bradstreet Corp. (b)	1,696,902
207,400	Electronic Arts, Inc. (a)(b)	4,241,330
134,300	EPIQ Systems, Inc. (b)	1,682,779
93,100	Fair Isaac Corp. (b)	2,032,373
125,100	Fidelity National Information Services, Inc. (b)	3,042,432
25,500	Fiserv, Inc. (a)(b)	1,294,635
259,600	Formfactor, Inc. (a)(b)	1,617,308
110,700	GT Advanced Technologies, Inc. (a)(b)	777,114
310,000	Hewlett-Packard Co. (c)	6,959,500
367,600	Imation Corp. (a)(b)	2,687,156
185,400	Integrated Device Technology, Inc. (a)(b)	954,810
67,000	Intuit, Inc. (a)(b)	3,178,480
461,300	LSI Corp. (a)(b)	2,389,534
193,200	Micrel, Inc. (b)	1,829,604
33,500	MICROS Systems, Inc. (a)(b)	1,470,985
1,498,300	Microsoft Corp. (c)	37,292,687
123,300	Monolithic Power Systems, Inc. (a)(b)	1,255,194
55,000	MTS Systems Corp. (b)	1,685,200
27,800	NetApp, Inc. (a)(b)	943,532
45,000	Novellus Systems, Inc. (a)(b)	1,226,700
66,300	Parametric Technology Corp. (a)(b)	1,019,694
161,000	Quest Software, Inc. (a)(b)	2,556,680
31,000	Red Hat, Inc. (a)(b)	1,310,060
126,000	Research In Motion, Ltd. (a)(b)(c)	2,557,800
86,400	Richardson Electronics, Ltd. (b)	1,175,904
45,100	SEI Investments Co. (b)	693,638
226,700	Symantec Corp. (a)(b)	3,695,210
93,900	Synopsys, Inc. (a)(b)	2,287,404
68,100	Tessera Technologies, Inc. (a)(b)	813,114
81,600	Tyler Technologies, Inc. (a)(b)	2,062,848
79,200	Unisys Corp. (a)(b)	1,242,648
531,400	United Online, Inc. (b)	2,779,222
75,000	Xerox Corp. (b)	522,750
159,100	Xyratex, Ltd. (b)	1,474,857
		173,615,750
Materials - 0.4%
27,900	Eastman Chemical Co. (b)	1,911,987
43,400	Freeport-McMoRan Copper & Gold, Inc. (b)	1,321,530
132,500	H.B. Fuller Co. (b)	2,414,150
23,800	International Flavors & Fragrances, Inc. (b)	1,338,036
34,000	Kronos Worldwide, Inc. (b)	546,720
33,100	Minerals Technologies, Inc. (b)	1,630,837
18,500	PPG Industries, Inc. (b)	1,307,210
22,800	Schweitzer-Mauduit International, Inc. (b)	1,273,836
22,300	Sigma-Aldrich Corp. (b)	1,377,917
32,000	United States Steel Corp. (b)	704,320
		13,826,543
Telecommunication Services - 2.4%
105,500	Amdocs, Ltd. (a)(b)	2,861,160
27,100	American Tower Corp., Class A (a)(b)	1,457,980
55,000	AOL, Inc. (a)(b)	660,000
150,300	Arris Group, Inc. (a)(b)	1,548,090
159,200	Cbeyond, Inc. (a)(b)	1,123,952
1,000,000	Cisco Systems, Inc.	15,490,000
67,300	Comtech Telecommunications Corp. (b)	1,890,457
30,300	Discovery Communications, Inc., Class A (a)(b)	1,139,886
134,900	NeuStar, Inc., Class A (a)(b)	3,391,386
141,700	Neutral Tandem, Inc. (a)(b)	1,371,656
2,700,000	News Corp., Class A	41,769,000
111,600	Nutrisystem, Inc. (b)	1,351,476
47,300	Plantronics, Inc. (b)	1,345,685
40,000	QUALCOMM, Inc. (b)	1,945,200
1,100,000	Sprint Nextel Corp. (a)(b)(c)	3,344,000
25,600	United States Cellular Corp. (a)(b)	1,015,040
44,900	Virgin Media, Inc. (b)	1,093,315
161,300	XO Group, Inc. (a)(b)	1,317,821
		84,116,104
Utilities - 0.8%
48,100	Alliant Energy Corp. (b)	1,860,508
63,000	Edison International (b)	2,409,750
74,400	Entergy Corp. (b)	4,931,976
310,000	Exelon Corp.	13,209,100
15,500	ITC Holdings Corp. (b)	1,200,165
24,500	OGE Energy Corp. (b)	1,170,855
75,100	Questar Corp. (b)	1,330,021

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description			Value
57,200	Sempra Energy (b)			$2,945,800
				29,058,175
Total Common Stock				1,388,421,888
(Cost $1,389,435,695)

Shares	Security Description	Rate		Value
Preferred Stock - 1.5%
Consumer Discretionary - 0.2%
20,641	Callaway Golf Co., Series B (b)	7.50%		1,929,933
49,437	General Motors Co., Series B (b)	4.75		1,734,250
13,829	Newell Financial Trust I (b)	5.25		584,275
19,989	The Goodyear Tire & Rubber Co. (b)	5.88		778,572
1,978	The Interpublic Group of Cos., Inc., Series B (b)	5.25		2,027,450
				7,054,480
Consumer Staples - 0.1%
35,256	Bunge, Ltd. (b)	4.88		3,208,296

Energy - 0.3%
3,167	ATP Oil & Gas Corp. (b)(f)	8.00		187,249
1,774	Chesapeake Energy Corp. (b)(f)	5.75		1,949,183
6,997	Energy XXI Bermuda, Ltd. (b)	5.63		1,827,966
52,416	Goodrich Petroleum Corp., Series B (b)	5.38		1,703,520
15,015	Petroquest Energy, Inc., Series B (b)	6.88		565,878
25,152	SandRidge Energy, Inc. (b)	8.50		2,942,784
				9,176,580
Financial - 0.7%
150,255	2009 Dole Food Automatic Common Exchange Security Trust (b)(f)	7.00		1,509,597
171,160	Alexandria Real Estate Equities, Inc. REIT, Series D (b)	7.00		4,150,630
82,941	AMG Capital Trust II (b)	5.15		3,120,655
40,079	Aspen Insurance Holdings, Ltd., Series AHL (b)	5.63		2,003,950
1,182	Bank of America Corp., Series L (b)	7.25		911,913
15,687	Forest City Enterprises, Inc., Series A (b)	7.00		713,759
62,019	Health Care REIT, Inc., Series I (b)	6.50		2,871,480
21,315	KeyCorp, Series A (b)	7.75		2,163,472
15,413	Lexington Realty Trust, Series C	6.50		642,529
101,296	Synovus Financial Corp. (b)	8.25		1,132,489
111,217	UBS AG (b)(d)	9.38		1,309,580
1,375	Wells Fargo & Co., Series L	7.50		1,420,458
34,118	Wintrust Financial Corp. (b)	7.50		1,501,192
				23,451,704
Healthcare - 0.1%
8,451	Alere, Inc., Series B (b)	3.00		1,622,592
70	Healthsouth Corp. (b)(f)	6.50		58,030
4,177	Healthsouth Corp., Series A (b)	6.50		3,462,733
8,162	Omnicare Capital Trust II, Series B (b)	4.00		336,683
				5,480,038
Industrial - 0.0%
55,630	Continental Airlines Finance Trust II (b)	6.00		1,884,466

Materials - 0.0%
25,233	AngloGold Ashanti Holdings Finance PLC (b)	6.00		1,235,660

Utilities - 0.1%
34,015	CenterPoint Energy, Inc. (b)(g)	0.37		1,122,495
18,200	PPL Corp. (b)	9.50		1,011,556
				2,134,051
Total Preferred Stock				53,625,275
(Cost $57,888,589)
Total Equity Securities
(Cost $1,447,324,284)				1,442,047,163

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 25.7%
Asset Backed Obligations - 7.0%
$580,794	ACE Securities Corp., Series 2007-HE1 A2A (g)	0.32	01/25/37	190,952
129,301	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (b)(g)	2.97	03/25/36	79,394
204,884	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (b)(g)	0.55	07/25/35	169,292
2,189,506	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (g)	3.17	03/25/36	1,201,470
99,959	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (b)(g)	5.51	03/25/36	60,819
3,430,401	Adjustable Rate Mortgage Trust, Series 2007-1 5A1 (g)	0.38	03/25/37	1,284,733
1,956,289	Aerco, Ltd., Series 2A A3 (b)(f)(g)	0.69	07/15/25	1,467,217
1,206,276	Aircastle Aircraft Lease Backed Trust, Series 2007-1A G1 (b)(f)(g)	0.49	06/14/37	1,073,586

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$186,204	Alliance Bancorp Trust, Series 2007-OA1 A1 (g)	0.47%	07/25/37	$99,725
962,983	Alta Wind Holdings, LLC (f)	7.00	06/30/35	1,036,298
1,015,000	American Airlines Pass Through Trust, Series 2001-02	7.86	10/01/11	1,015,083
760,428	American Home Mortgage Assets, Series 2007-4 A2 (g)	0.42	08/25/37	526,521
1,144,000	Argent Securities, Inc., Series 2005-W5 A2D (g)	0.55	01/25/36	381,669
1,000,000	Asset Backed Funding Certificates, Series 2006-HE1 A2C (g)	0.39	01/25/37	317,780
1,875,000	Asset Backed Funding Certificates, Series 2007-NC1 M2 (f)(g)	1.48	05/25/37	98,233
1,500,000	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (g)	1.23	06/25/37	647,613
1,315,000	Astoria Depositor Corp. (f)	8.14	05/01/21	1,170,350
1,004,360	AWAS Aviation Capital, Ltd. (f)	7.00	10/15/16	989,295
1,205,246	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (b)(f)(g)	0.53	11/14/33	1,063,630
345,289	Banc of America Alternative Loan Trust, Series 2005-8 2CB1 (b)	6.00	09/25/35	259,730
175,000	Banc of America Commercial Mortgage, Inc., Series 2005-2 A5 (b)(g)	4.86	07/10/43	188,464
215,116	Banc of America Funding Corp., Series 2005-B 3A1B (b)(g)	0.54	04/20/35	153,622
7,580,000	Banc of America Funding Corp., Series 2006-D 1A2 (g)	0.51	05/20/36	1,232,345
91,641	Banc of America Funding Corp., Series 2006-E 2A1 (b)(g)	2.88	06/20/36	61,549
370,111	Banc of America Funding Corp., Series 2006-F 1A1 (b)(g)	2.73	07/20/36	300,947
239,489	Banc of America Funding Corp., Series 2006-H 6A1 (g)	0.42	10/20/36	121,185
677,634	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	423,697
177,238	Banc of America Funding Corp., Series 2007-E 4A1 (g)	5.57	07/20/47	113,139
1,225,000	Bayview Commercial Asset Trust, Series 2006-SP1 M1 (b)(f)(g)	0.68	04/25/36	836,824
109,158	Bayview Financial Acquisition Trust, Series 2005-D AF3 (b)(g)	5.50	12/28/35	102,792
291,874	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (b)(g)	5.53	08/25/47	165,169
1,285,020	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (g)	2.67	05/25/35	785,645
238,519	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (b)(g)	0.50	10/25/35	139,535
497,725	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (g)	2.65	02/25/36	294,740
2,658,223	Bear Stearns Alt-A Trust, Series 2006-2 21A1 (g)	2.98	03/25/36	1,382,108
240,919	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (b)(g)	2.80	03/25/36	123,627
1,676,507	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (g)	0.42	05/25/36	679,392

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$1,645,941	Bear Stearns Alt-A Trust, Series 2006-4 11A1 (g)	0.39%	08/25/36	$777,809
200,000	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (b)(g)	0.60	08/25/35	163,351
117,713	Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1 A2 (b)(g)	4.72	11/11/35	119,730
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (g)	0.36	07/25/37	767,799
250,573	BNC Mortgage Loan Trust, Series 2007-4 A3A (g)	0.48	11/25/37	241,441
3,400,000	Brazos Higher Education Authority, Series 2010-1 A2 (b)(g)	1.51	02/25/35	3,250,809
795,246	Centex Home Equity, Series 2005-C AF6 (h)	4.64	06/25/35	769,405
1,700,000	Centex Home Equity, Series 2006-A AV4 (g)	0.48	06/25/36	908,321
125,000	Chase Mortgage Finance Corp., Series 2005-A1 2A3 (b)(g)	2.92	12/25/35	104,440
439,953	Chaseflex Trust, Series 2007-1 2A9 (b)	6.00	02/25/37	304,570
2,484,540	Chaseflex Trust, Series 2007-M1 1A2 (g)	0.46	08/25/37	1,206,545
3,372,703	CIT Education Loan Trust, Series 2007-1 A (b)(f)(g)	0.45	03/25/42	3,087,618
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (h)	6.04	09/25/36	984,682
1,400,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (h)	6.05	03/25/37	934,896
145,000	Citigroup Commerical Mortgage Trust, Series 2007-C6 A4 (b)(g)	5.89	12/10/49	156,854
380,000	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (h)	5.92	03/25/36	218,222
2,850,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3 A3B (g)	0.40	07/25/45	989,004
351,999	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M1 (g)	0.50	01/25/37	1,167
833,443	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (g)	5.51	07/25/37	578,666
3,610,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (g)	0.43	01/25/37	1,355,189
1,250,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 M1 (g)	0.63	03/25/37	255,646
815,135	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (g)	0.39	06/25/37	552,066
3,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (g)	1.28	07/25/37	1,699,774
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (b)(g)	1.53	07/25/37	129,464
160,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5 A4 (b)(g)	5.89	11/15/44	172,334
183,492	Citimortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	129,262

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$68,443	Citimortgage Alternative Loan Trust, Series 2007-A4 1A6 (b)	5.75%	04/25/37	$47,959
35,000	Commercial Mortgage Pass Through Certificates, 2007-C9 A4 (b)(g)	6.01	12/10/49	37,920
1,237,215	Conseco Finance Securitizations Corp., Series 2001-4 A4 (b)	7.36	09/01/33	1,349,969
1,250,000	Conseco Finance, Series 2002-C BF1 (g)	8.00	06/15/32	1,247,664
486,524	Continental Airlines Pass Through Trust, Series 2007-1 B (b)	6.90	04/19/22	452,467
775,254	Continental Airlines Pass Through Trust, Series 2009-1	9.00	07/08/16	837,274
1,098,297	Coso Geothermal Power Holdings (f)	7.00	07/15/26	806,301
78,142	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	80,158
606,236	Countrywide Alternative Loan Trust, Series 2005-36 2A1A (g)	0.54	08/25/35	268,048
247,982	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (g)	5.31	10/25/35	182,989
93,613	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 (b)	5.50	11/25/35	71,021
382,125	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	307,948
850,000	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	656,106
598,367	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (g)	0.50	08/25/35	298,513
372,850	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (b)(g)	0.55	12/25/36	172,240
56,694	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1 (b)	5.25	05/25/21	42,650
2,219,014	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (g)	1.20	08/25/46	1,204,515
4,178,148	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (g)	0.39	02/25/47	2,511,044
442,279	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	339,312
352,301	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	265,132
376,796	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (g)	0.32	04/25/47	368,030
2,040,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (g)	0.35	06/25/47	1,563,862
609,972	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (g)	1.13	10/25/47	435,320
33,486	Countrywide Asset-Backed Certificates, Series 2007-9 2A1 (b)(g)	0.29	06/25/47	32,600
1,735,621	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (g)	2.79	04/20/35	1,107,412

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$258,153	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9 1A1 (b)(g)	0.53%	05/25/35	$165,764
968,301	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (b)(g)	5.20	06/25/47	637,048
443,737	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (b)(g)	5.70	06/25/47	371,792
114,223	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (b)(g)	5.68	09/25/47	79,434
19,647	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP3 A3 (b)	5.60	07/15/35	19,964
27,012	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (g)	2.56	10/25/33	22,958
164,160	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8 A1 (b)	4.50	07/25/20	156,653
1,053,355	Credit Suisse Mortgage Capital Certificates, Series 2006-6 2A1 (b)(g)	0.83	07/25/36	455,715
216,507	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1 (b)	6.00	10/25/21	177,603
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3	5.31	12/15/39	593,356
561,744	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB4 AV3 (g)	0.38	05/25/36	297,312
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB6 A24 (g)	0.48	07/25/36	484,649
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (g)	0.47	10/25/36	462,765
1,850,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (g)	0.34	10/25/36	1,485,074
564,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (g)	0.34	11/25/36	188,448
3,350,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A3 (g)	0.38	11/25/36	1,120,480
3,520,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (g)	0.46	11/25/36	1,157,754
3,068,415	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (b)(h)	5.68	02/25/37	1,843,895
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (g)	0.48	04/25/37	566,616
1,124,400	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (g)	5.90	05/25/37	614,675

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$75,000	DBRR, Series 2011-LC2 A4A (b)(d)	4.54%	04/12/21	$78,375
1,151,682	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	1,118,571
6,060,000	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR3 2A4 (g)	0.58	06/25/37	1,171,759
334,328	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB2 A5B (h)	6.09	06/25/36	196,054
1,146,913	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1 A4 (g)	0.39	01/25/47	607,651
2,030,488	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (g)	1.01	04/25/47	1,248,378
3,609,457	Downey Savings & Loan Association Mortgage Loan Trust, Series 2007-AR1 2A1A (g)	0.37	04/19/47	2,207,333
2,155,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B (b)	7.67	11/08/16	1,185,250
1,500,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (g)	0.42	04/25/37	566,737
77,935	Equity One ABS, Inc., Series 2002-4 M1 (b)(g)	5.22	02/25/33	63,415
1,475,650	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18 M1 (b)(g)	0.46	12/25/37	6,943
930,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1 A2C (g)	0.37	01/25/38	373,090
1,268,117	First Horizon Alternative Mortgage Securities, Series 2005-AA3 2A1 (g)	2.29	05/25/35	860,891
580,221	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A1	6.25	02/25/37	401,137
683,708	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A8 (b)(g)	0.60	02/25/37	361,968
1,130,000	First Horizon Asset Securities, Inc., Series 2005-AR6 2A1B (b)(g)	2.77	01/25/36	740,277
4,250,000	First NLC Trust, Series 2005-4 A4 (g)	0.62	02/25/36	1,704,588
289,587	FPL Energy National Wind Portfolio, LLC (b)(f)	6.13	03/25/19	282,847
1,133,484	GE Business Loan Trust, Series 2003-2A A (f)(g)	0.60	11/15/31	1,053,516
1,249,206	GE Business Loan Trust, Series 2004-1 A (b)(f)(g)	0.52	05/15/32	1,166,392
1,324,716	GE Business Loan Trust, Series 2005-1A A3 (b)(f)(g)	0.48	06/15/33	1,119,867
1,712,252	GE Business Loan Trust, Series 2005-2A A (b)(f)(g)	0.47	11/15/33	1,441,214
1,335,000	GE Corporate Aircraft Financing, LLC, Series 2005-1A C (b)(d)(f)(g)	1.53	08/26/19	1,208,175
258,333	GE Seaco Finance SRL, Series 2004-1A A (f)(g)	0.53	04/17/19	250,206
875,000	GE Seaco Finance SRL, Series 2005-1A A (b)(f)(g)	0.48	11/17/20	825,302
1,270,514	Genesis Funding, Ltd., Series 2006-1A G1 (b)(f)(g)	0.47	12/19/32	1,120,941

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$1,376,000	Green Tree Financial Corp., Series 1996-10 M1 (g)	7.24%	11/15/28	$1,495,505
1,130,482	Green Tree Financial Corp., Series 1997-1 A6 (b)	7.29	03/15/28	1,204,945
134,248	Green Tree Home Improvement Loan Trust, Series 1997-D HEB1	7.41	09/15/28	133,392
1,250,000	Green Tree, Series 2008-MH1 A2 (b)(f)(g)	8.97	04/25/38	1,400,008
1,483,790	Green Tree, Series 2008-MH1 A3 (b)(f)(g)	8.97	04/25/38	1,585,308
205,000	Greenwich Capital Commercial Funding Corp., Series 2004-GG1 A7 (b)(g)	5.32	06/10/36	217,315
1,485,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (b)(g)	6.07	07/10/38	1,604,408
180,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9 A4 (b)	5.44	03/10/39	187,384
250,000	GS Mortgage Securities Corp II, Series 2011-GC5 A4 (g)	3.71	08/10/44	249,419
657,863	GSAA Trust, Series 2005-12 AF3 (g)	5.07	09/25/35	612,562
1,738,763	GSAA Trust, Series 2006-16 A1 (g)	0.29	10/25/36	732,559
1,731,866	GSAA Trust, Series 2006-19 A1 (g)	0.32	12/25/36	644,076
1,677,060	GSAA Trust, Series 2006-20 1A1 (g)	0.30	12/25/46	704,212
1,277,109	GSAA Trust, Series 2006-9 A4A (g)	0.47	06/25/36	544,239
2,503,163	GSAA Trust, Series 2007-3 1A1B (g)	0.33	03/25/47	122,068
1,798,668	GSAA Trust, Series 2007-4 A1 (g)	0.33	03/25/37	719,960
1,541,451	GSAA Trust, Series 2007-5 2A3A (g)	0.55	04/25/47	783,056
917,277	GSAMP Trust, Series 2007-FM2 A2B (g)	0.32	01/25/37	354,921
494,134	GSR Mortgage Loan Trust, Series 2004-14 3A2 (g)	3.09	12/25/34	340,668
1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (b)(g)	2.28	08/25/34	1,244,142
321,456	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (g)	2.84	10/25/35	225,951
1,468,071	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (g)	2.81	05/25/47	988,466
18,823	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (b)(g)	0.63	11/19/34	12,165
199,201	Harborview Mortgage Loan Trust, Series 2006-3 2A1A (b)(g)	5.50	06/19/36	107,648
2,006,675	Harborview Mortgage Loan Trust, Series 2007-5 A1A (g)	0.42	09/19/37	1,175,703
287,760	Homebanc Mortgage Trust, Series 2004-1 2A (g)	1.09	08/25/29	198,124
301,651	HSBC Asset Loan Obligation, Series 2007-AR2 2A1 (b)(g)	5.45	09/25/37	183,550
900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (g)	0.47	03/20/36	718,395
789,196	HSBC Home Equity Loan Trust, Series 2006-4 A3V (g)	0.38	03/20/36	752,807
1,075,000	HSBC Home Equity Loan Trust, Series 2007-1 M1 (g)	0.61	03/20/36	748,754
1,300,000	HSBC Home Equity Loan Trust, Series 2007-2 M1 (b)(g)	0.54	07/20/36	814,154

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$1,000,000	HSBC Home Equity Loan Trust, Series 2007-2 M2 (g)	0.60%	07/20/36	$563,203
605,555	HSBC Home Equity Loan Trust, Series 2007-3 APT (b)(g)	1.43	11/20/36	538,580
1,500,000	HSBC Home Equity Loan Trust, Series 2007-3 M1 (g)	2.48	11/20/36	1,102,978
225,034	Impac CMB Trust, Series 2005-1 1A1 (b)(g)	0.75	04/25/35	165,788
1,578,816	Indiantown Cogeneration LP, Series A-10 (b)	9.77	12/15/20	1,660,658
81,120	Indymac INDA Mortgage Loan Trust, Series 2006-AR1 A1 (b)(g)	5.59	08/25/36	73,549
276,650	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (b)(g)	5.77	11/25/37	210,503
1,408,603	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (g)	0.62	12/25/34	791,440
729,420	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (g)	1.09	09/25/34	456,413
422,944	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (b)(g)	2.71	05/25/35	222,889
1,256,643	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (b)(g)	3.04	08/25/36	537,932
99,801	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (b)(g)	2.93	09/25/36	42,258
203,361	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (b)(g)	0.40	11/25/36	90,095
295,760	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (g)	5.24	01/25/37	226,521
3,525,612	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (g)	0.41	02/25/37	1,476,860
905,181	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (g)	3.03	05/25/36	427,456
4,122,508	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (g)	2.83	05/25/36	2,174,677
510,825	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (b)(g)	5.45	05/25/36	246,419
450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (b)(g)	5.13	12/25/35	252,113
848,646	Indymac Index Mortgage Loan Trust, Series 2007-AR5 1A1 (g)	4.94	05/25/37	391,021
3,037,944	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (g)	5.02	05/25/37	1,541,773
4,344,119	Indymac Index Mortgage Loan Trust, Series 2007-AR7 2A1 (g)	4.69	06/25/37	2,081,059
85,554	Indymac Index Mortgage Loan Trust, Series 2007-FLX1 A1 (b)(g)	0.33	02/25/37	81,369
366,990	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (b)(g)	0.42	04/25/37	126,929
1,438,639	Indymac Manufactured Housing Contract, Series 1998-2 A4 (b)(g)	6.64	12/25/27	1,436,571
1,263,176	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (g)	0.66	08/15/16	1,182,181
3,617,579	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (g)	2.00	05/25/36	2,017,491

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$2,000,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (g)	6.30%	09/25/36	$851,821
1,360,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (g)	6.05	11/25/36	813,213
197,758	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (g)	0.33	06/25/37	180,614
165,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 A4 (b)(g)	6.07	04/15/45	181,981
1,870,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44	06/12/47	1,949,874
450,000	JP Morgan Mortgage Acquisition Corp., Series 2006-HE1 A4 (b)(g)	0.52	01/25/36	159,028
4,756,818	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (b)(g)	0.44	03/25/37	1,784,901
1,110,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A5 (g)	0.47	05/25/37	423,988
1,610,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH5 A3 (b)(g)	0.34	05/25/37	1,120,301
2,590,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF2 (h)	5.53	03/25/47	1,329,874
2,813,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (g)	0.51	03/25/47	859,117
520,122	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (g)	5.43	08/25/35	499,284
200,000	JP Morgan Mortgage Trust, Series 2006-A2 2A2 (g)	5.61	04/25/36	154,698
2,500,000	JP Morgan Mortgage Trust, Series 2006-A2 2A4 (b)(g)	5.61	04/25/36	1,925,365
2,470,413	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (g)	2.83	05/25/36	1,699,916
1,571,055	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (b)(g)	2.86	07/25/35	1,428,560
86,975	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (b)(g)	5.61	04/25/37	73,337
575,000	Lease Investment Flight Trust, Series 1 A1 (g)	0.62	07/15/31	376,625
1,725,000	Lease Investment Flight Trust, Series 1 A2 (g)	0.66	07/15/31	1,122,319
1,550,903	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (b)(g)	6.47	08/15/28	1,681,503
601,247	Lehman Mortgage Trust, Series 2006-1 3A3	5.50	02/25/36	589,731
239,616	Lehman XS Trust, Series 2005-6 1A1 (g)	0.49	11/25/35	105,419
2,500,000	Lehman XS Trust, Series 2005-6 3A3A (h)	5.76	11/25/35	1,169,064
2,500,666	Lehman XS Trust, Series 2006-13 1A2 (g)	0.40	09/25/36	1,390,191
5,468,113	Lehman XS Trust, Series 2006-13 1A3 (g)	0.52	09/25/36	1,059,835

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$1,632,614	Lehman XS Trust, Series 2006-14N 3A2 (b)(g)	0.35%	08/25/36	$725,437
2,667,676	Lehman XS Trust, Series 2006-19 A2 (g)	0.40	12/25/36	1,470,948
2,714,817	Lehman XS Trust, Series 2006-9 A1B (g)	0.39	05/25/46	1,440,374
2,250,000	Lehman XS Trust, Series 2007-12N 1A3A (g)	0.43	07/25/47	689,989
1,061,330	Lehman XS Trust, Series 2007-16N 2A2 (b)(g)	1.08	09/25/47	658,016
1,700,000	MASTR Adjustable Rate Mortgages Trust, Series 2004-13 3A7 (g)	2.72	11/21/34	1,596,543
348,527	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (f)(g)	2.60	11/25/35	180,433
885,000	MASTR Asset Backed Securities Trust, Series 2007-HE1 A3 (g)	0.44	05/25/37	331,827
20,580	MASTR Seasoned Securities Trust, Series 2004-1 4A1 (b)(g)	2.76	10/25/32	17,789
1,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (g)	0.48	04/25/37	536,921
2,186,100	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (b)(g)	0.41	06/25/37	789,785
2,600,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (g)	0.48	06/25/37	953,048
3,131,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (g)	0.48	07/25/37	1,221,013
4,059,574	Merrill Lynch Mortgage Investors, Inc., Series 2006-A1 1A1 (g)	2.80	03/25/36	2,247,703
1,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (g)	5.17	12/12/49	1,230,924
899,856	Mid-State Trust, Series 2006-1A (f)	5.79	10/15/40	987,197
451,634	Mirant Mid Atlantic Pass Through Trust, Series B	9.13	06/30/17	460,667
662,520	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	695,646
200,000	Morgan Stanley ABS Capital I, Series 2004-NC7 M2 (b)(g)	0.85	07/25/34	157,166
2,975,000	Morgan Stanley ABS Capital I, Series 2006-HE1 A4 (g)	0.52	01/25/36	1,417,088
1,900,000	Morgan Stanley ABS Capital I, Series 2006-HE5 A2C (g)	0.37	08/25/36	961,363
4,400,000	Morgan Stanley ABS Capital I, Series 2006-NC2 A2D (g)	0.52	02/25/36	1,501,053
1,935,000	Morgan Stanley ABS Capital I, Series 2007-HE1 A2C (g)	0.38	11/25/36	571,526
175,000	Morgan Stanley Capital I, Series 2005-T19 A4A (b)	4.89	06/12/47	190,780
120,000	Morgan Stanley Capital I, Series 2006-HQ9 A4 (b)(g)	5.73	07/12/44	131,072
890,000	Morgan Stanley Capital I, Series 2006-T21 A4 (b)(g)	5.16	10/12/52	951,521
105,000	Morgan Stanley Capital I, Series 2006-T23 A4 (b)(g)	5.99	08/12/41	118,469
1,365,000	Morgan Stanley Capital I, Series 2007-IQ16 A4	5.81	12/12/49	1,472,103

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$165,000	Morgan Stanley Capital I, Series 2007-T27 A4 (b)(g)	5.79%	06/11/42	$185,100
40,000	Morgan Stanley Capital I, Series 2011-C3 A2 (b)	3.22	07/15/49	40,537
25,000	Morgan Stanley Capital I, Series 2011-C3 A4 (b)	4.12	07/15/49	25,619
1,907,687	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (h)	6.42	08/25/36	910,418
2,611,997	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (g)	5.96	06/25/36	1,303,618
302,625	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1 (b)	6.00	10/25/37	212,928
1,827,202	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX 2A1 (g)	0.32	12/25/36	636,436
1,771,934	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (g)	0.35	04/25/37	667,037
2,920,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (g)	0.51	09/25/36	1,417,423
2,300,000	Nationstar Home Equity Loan Trust, Series 2007-A AV3 (g)	0.38	03/25/37	1,702,961
310,500	NCUA Guaranteed Notes, Series 2010-R2 1A (b)(g)	0.59	11/06/17	310,596
188,889	NCUA Guaranteed Notes, Series 2010-R2 2A (b)(g)	0.69	11/05/20	189,420
168,829	NCUA Guaranteed Notes, Series 2010-R3 1A (b)(g)	0.78	12/08/20	169,857
139,947	NCUA Guaranteed Notes, Series 2010-R3 2A (b)(g)	0.78	12/08/20	140,734
1,297,600	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (g)	0.57	04/25/37	403,631
1,600,710	Nomura Asset Acceptance Corp., Series 2006-AR4 A1A (g)	0.40	12/25/36	649,499
458,905	Nomura Asset Acceptance Corp., Series 2007-1 1A1A (h)	6.00	03/25/47	218,490
160,000	Nomura Asset Securities Corp., Series 1998-D6 A3 (b)(g)	7.52	03/15/30	171,437
1,470,873	Nomura Home Equity Loan, Inc., Series 2005-HE1 M3 (g)	0.71	09/25/35	898,642
3,400,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (b)(g)	1.15	10/25/41	3,119,806
1,297,969	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	1,332,677
352,682	Opteum Mortgage Acceptance Corp., Series 2005-5 2A1B (g)	5.64	12/25/35	343,356
1,007,374	Opteum Mortgage Acceptance Corp., Series 2006-2 A1C (g)	0.50	07/25/36	468,358
1,335,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (g)	0.41	07/25/37	421,483
750,000	Option One Mortgage Loan Trust, Series 2007-6 2A4 (g)	0.48	07/25/37	240,410
867,644	Origen Manufactured Housing, Series 2004-A M2 (b)(g)	6.64	01/15/35	879,084
2,640,000	Ownit Mortgage Loan Asset Backed Certificates, Series 2006-6 A2C (b)(g)	0.39	09/25/37	785,758

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$1,745,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (g)	0.54%	06/25/47	$688,626
1,030,000	Prudential Holdings, LLC (f)	8.70	12/18/23	1,302,387
1,026,095	Reliant Energy Mid-Atlantic Power Holdings, LLC, Series B	9.24	07/02/17	1,050,465
582,454	Residential Accredit Loans, Inc., Series 2005-QA12 NB4 (b)(g)	4.08	12/25/35	373,170
621,919	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (g)	0.63	10/25/45	335,077
780,451	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (b)(g)	1.24	01/25/46	385,712
628,887	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	406,519
341,328	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	216,244
486,999	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	307,390
251,635	Residential Accredit Loans, Inc., Series 2007-QS5- A1	5.50	03/25/37	150,323
497,579	Residential Accredit Loans, Inc., Series 2007-QS8 A10	6.00	06/25/37	333,307
952,987	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	634,504
122,934	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (b)(g)	4.03	01/25/33	122,580
485,117	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	508,716
884,804	Residential Asset Mortgage Products, Inc., Series 2005-SL1 A3	7.50	05/25/32	855,118
567,112	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	370,730
1,526,619	Residential Asset Securitization Trust, Series 2007-A5 1A2 (g)	0.63	05/25/37	403,760
2,469,789	Saxon Asset Securities Trust, Series 2005-4 A1B	0.61	11/25/37	1,829,934
1,935,000	Saxon Asset Securities Trust, Series 2006-3 A3 (g)	0.40	10/25/46	786,042
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (g)	0.38	01/25/47	455,626
3,800,000	Securitized Asset Backed Receivables LLC Trust, Series 2006-HE2 A2D (g)	0.47	07/25/36	1,234,354
2,500,000	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5 A2C (g)	0.58	05/25/37	814,012
250,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (b)(g)	0.38	12/25/36	78,019
2,411,355	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (g)	0.37	01/25/37	852,984
360,000	SG Mortgage Securities Trust, Series 2006-OPT2 A3C (b)(g)	0.38	10/25/36	93,544
1,000,000	Soundview Home Equity Loan Trust, Series 2006-EQ2 A4 (g)	0.47	01/25/37	351,424

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$1,350,000	Soundview Home Equity Loan Trust, Series 2006-OPT5 2A4 (g)	0.47%	07/25/36	$463,660
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (g)	0.53	01/25/37	403,337
3,349,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (g)	0.48	07/25/37	1,107,342
120,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 M2 (g)	0.50	07/25/37	2,432
418,803	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (b)(g)	5.52	02/25/36	362,805
845,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (g)	5.52	02/25/36	471,454
95,243	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (b)(g)	5.30	04/25/47	60,897
2,253,030	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (g)	0.43	10/25/36	1,268,139
2,330,295	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (g)	0.42	09/25/47	1,268,107
3,300,000	Structured Asset Mortgage Investments, Inc., Series 2007-AR4 A3 (g)	0.45	09/25/47	1,212,971
4,288,534	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (g)	1.74	08/25/47	2,362,728
1,675,188	Structured Asset Securities Corp., Series 2003-26A 3A5 (b)(g)	2.43	09/25/33	1,416,916
174,433	Structured Asset Securities Corp., Series 2003-34A 5A4 (b)(g)	2.52	11/25/33	162,631
228,477	Structured Asset Securities Corp., Series 2005-4XS 2A1A (b)(g)	1.98	03/25/35	159,720
275,000	TAL Advantage, LLC, Series 2006-1A (f)(g)	0.42	04/20/21	250,509
485,958	TAL Advantage, LLC, Series 2010-2A A (f)	4.30	10/20/25	461,879
233,333	TAL Advantage, LLC, Series 2011-1A A (f)	4.60	01/20/26	233,713
580,000	TAL Advantage, LLC, Series 2011-2A A (f)	4.31	05/20/26	590,218
557,535	Terwin Mortgage Trust, Series 2005-1SL M1 (f)(g)	1.10	02/25/35	503,980
348,333	Textainer Marine Containers, Ltd., Series 2005-1A A (b)(f)(g)	0.48	05/15/20	324,211
901,875	Textainer Marine Containers, Ltd., Series 2011-1A A (b)(f)	4.70	06/15/26	908,458
604,716	Trinity Rail Leasing LP, Series 2006-1A A1 (b)(f)	5.90	05/14/36	658,365
1,049,131	Trip Rail Master Funding, LLC, Series 2011-1A A1A (b)(f)	4.37	07/15/41	1,056,657
792,567	Triton Container Finance, LLC, Series 2006-1A (b)(f)(g)	0.40	11/26/21	722,996
576,563	Triton Container Finance, LLC, Series 2007-1A (b)(f)(g)	0.37	02/26/19	536,620
818,209	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	881,620

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$3,600,000	US Education Loan Trust, LLC, Series 2006-2A A1 (b)(f)(g)	0.51%	03/01/31	$3,210,555
330,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (b)(g)	5.13	08/15/35	345,505
175,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20 A7 (b)(g)	5.12	07/15/42	191,026
145,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21 A4 (b)(g)	5.38	10/15/44	158,152
190,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29 A4 (b)	5.31	11/15/48	203,143
16,272	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (b)(g)	2.59	01/25/33	15,048
106,028	WaMu Mortgage Pass Through Certificates, Series 2005-AR14 1A1 (b)(g)	2.61	12/25/35	100,237
115,000	WaMu Mortgage Pass Through Certificates, Series 2005-AR16 1A4A (b)(g)	2.58	12/25/35	91,252
393,578	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (b)(g)	5.68	10/25/36	293,171
230,086	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (b)(g)	5.24	12/25/36	158,106
441,891	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (b)(g)	2.64	03/25/37	358,234
733,236	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (g)	5.19	04/25/37	505,580
1,648,234	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (b)(g)	0.94	02/25/47	912,375
866,427	WaMu Mortgage Pass Through Certificates, Series 2007-OA4 1A (b)(g)	1.01	05/25/47	519,451
1,903,911	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (g)	1.05	07/25/47	1,128,868
728,232	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (g)	0.78	05/25/35	426,878
482,242	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (g)	0.73	06/25/35	319,002
1,635,469	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	995,037
548,690	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-7 A1A (h)	6.09	09/25/36	311,349
2,511,563	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2 A1A (g)	1.18	04/25/46	1,293,397

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$3,118,063	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (g)	1.16%	09/25/46	$1,185,477
3,430,910	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2 2A (g)	0.94	01/25/47	1,459,547
2,802,642	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3 2A (g)	0.99	02/25/47	1,215,239
4,223,108	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA5 A1A (g)	1.08	05/25/47	2,400,995
1,095,474	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1 A4 (g)	0.55	01/25/47	503,545
101,424	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (b)(g)	0.57	10/25/35	88,792
345,037	Wells Fargo Home Equity Trust, Series 2006-3 A2 (g)	0.38	01/25/37	200,816
2,694,000	Wells Fargo Home Equity Trust, Series 2006-3 A3 (b)(g)	0.44	01/25/37	968,517
624,880	Wells Fargo Mortgage Backed Securities Trust, Series 2006-8 A14	5.50	07/25/36	621,359
Total Asset Backed Obligations
(Cost $256,915,052)				245,426,970

Corporate Convertible Bonds - 15.1%
Consumer Discretionary - 2.5%
10,502,000	Brookdale Senior Living, Inc. (b)	2.75	06/15/18	7,981,520
3,387,000	Chemed Corp. (b)	1.88	05/15/14	3,378,532
2,250,000	Coinstar, Inc. (b)	4.00	09/01/14	2,820,937
3,000,000	Equinix, Inc. (b)	3.00	10/15/14	3,153,750
5,000,000	Equinix, Inc. (b)	4.75	06/15/16	6,437,500
2,913,000	Gaylord Entertainment Co. (b)(f)	3.75	10/01/14	2,963,977
1,513,000	Hawaiian Holdings, Inc. (b)	5.00	03/15/16	1,325,766
3,000,000	Hertz Global Holdings, Inc. (b)	5.25	06/01/14	3,922,500
250,000	Home Inns & Hotels Management, Inc. (b)	2.00	12/15/15	190,000
4,500,000	Home Inns & Hotels Management, Inc. (b)(f)	2.00	12/15/15	3,420,000
2,360,000	Iconix Brand Group, Inc. (b)	1.88	06/30/12	2,330,500
5,300,000	Jakks Pacific, Inc. (b)(f)	4.50	11/01/14	7,300,750
862,000	JetBlue Airways Corp., Series A-C (b)	6.75	10/15/39	974,060
2,019,000	Lennar Corp. (b)(f)	2.75	12/15/20	1,890,289
835,000	Liberty Media, LLC	3.13	03/30/23	900,756
2,751,000	Liberty Media, LLC (b)	3.25	03/15/31	2,166,412
2,698,000	Live Nation Entertainment, Inc. (b)	2.88	07/15/27	2,434,945
6,000,000	Navistar International Corp. (b)	3.00	10/15/14	5,985,000
994,000	Penske Automotive Group, Inc.	3.50	04/01/26	918,208
9,783,000	Regis Corp. (b)	5.00	07/15/14	11,409,424
1,250,000	Saks, Inc.	2.00	03/15/24	1,229,688
10,184,000	Sonic Automotive, Inc. (b)	5.00	10/01/29	11,266,050
353,000	The Interpublic Group of Cos., Inc.	4.25	03/15/23	357,854
823,000	WESCO International, Inc. (b)	6.00	09/15/29	1,170,718

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$2,790,000	XM Satellite Radio, Inc. (b)(f)	7.00%	12/01/14	$3,264,300
				89,193,436
Consumer Staples - 0.9%
3,896,000	Accuray, Inc. (b)(f)	3.75	08/01/16	3,301,860
1,718,000	Alliance One International, Inc. (b)	5.50	07/15/14	1,398,023
173,000	China Medical Technologies, Inc. (b)(f)	6.25	12/15/16	105,963
5,550,000	Ingersoll-Rand Global Holding Co., Ltd. (b)	4.50	04/15/12	8,907,750
1,400,000	Olam International, Ltd.	6.00	10/15/16	1,570,800
1,196,000	Savient Pharmaceuticals, Inc. (b)	4.75	02/01/18	840,190
978,000	Sunrise Senior Living, Inc. (b)(f)	5.00	04/01/41	660,150
8,598,000	United Rentals, Inc. (b)	4.00	11/15/15	14,498,377
				31,283,113
Energy - 0.6%
1,600,000	Alliance Oil Co., Ltd.	7.25	07/16/14	1,593,600
920,000	Chesapeake Energy Corp.	2.50	05/15/37	880,900
7,500,000	Covanta Holding Corp. (b)	3.25	06/01/14	8,203,125
4,685,000	Endeavour International Corp. (b)(f)	5.50	07/15/16	3,870,981
897,000	Global Industries, Ltd.	2.75	08/01/27	881,303
1,981,000	GMX Resources, Inc. (b)	4.50	05/01/15	1,270,316
2,000,000	JinkoSolar Holding Co., Ltd. (b)(f)	4.00	05/15/16	582,500
461,000	Peabody Energy Corp.	4.75	12/15/41	479,440
933,000	Penn Virginia Corp.	4.50	11/15/12	933,000
587,000	SM Energy Co.	3.50	04/01/27	716,140
1,460,000	Western Refining, Inc. (b)	5.75	06/15/14	1,994,725
				21,406,030
Financial - 1.6%
757,000	Affiliated Managers Group, Inc.	3.95	08/15/38	797,689
7,500,000	American Equity Investment Life Holding Co. (b)(f)	3.50	09/15/15	7,228,125
2,221,000	Annaly Capital Management, Inc. REIT (b)	4.00	02/15/15	2,556,926
3,500,000	BGC Partners, Inc. (b)(f)	4.50	07/15/16	3,167,500
400,000	Boston Properties LP REIT	2.88	02/15/37	403,500
10,296,000	CBIZ, Inc. (b)(f)	4.88	10/01/15	11,454,300
620,000	CNO Financial Group, Inc. (b)	7.00	12/30/16	763,375
352,000	CNO Financial Group, Inc. (b)	7.00	12/30/16	433,400
863,000	CNO Financial Group, Inc., Series 1 (b)	7.00	12/30/16	1,062,569
1,830,000	Forest City Enterprises, Inc.	3.63	10/15/14	1,716,769
1,034,000	Forest City Enterprises, Inc. (b)(f)	4.25	08/15/18	851,758
3,080,000	Icahn Enterprises LP (f)(g)	4.00	08/15/13	2,860,704
1,304,000	KKR Financial Holdings, LLC (b)	7.50	01/15/17	1,599,030
1,024,000	Knight Capital Group, Inc.	3.50	03/15/15	952,960
2,387,000	Knight Capital Group, Inc. (b)	3.50	03/15/15	2,249,747
1,807,000	Leucadia National Corp.	3.75	04/15/14	2,148,071
2,603,000	MF Global Holdings, Ltd. (b)	1.88	02/01/16	2,082,400
7,620,000	National Financial Partners Corp. (b)	4.00	06/15/17	8,181,975
4,200,000	Old Republic International Corp. (b)	3.75	03/15/18	3,816,750
1,900,000	The NASDAQ OMX Group, Inc.	2.50	08/15/13	1,952,250
				56,279,798
Healthcare - 2.2%
4,100,000	AMERIGROUP Corp. (b)	2.00	05/15/12	4,381,875
4,400,000	Charles River Laboratories International, Inc. (b)	2.25	06/15/13	4,345,000
6,315,000	Cubist Pharmaceuticals, Inc. (b)	2.25	06/15/13	7,941,112
6,500,000	Endo Pharmaceuticals Holdings, Inc. (b)	1.75	04/15/15	7,369,375

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$6,752,000	Insulet Corp. (b)	3.75%	06/15/16	$6,211,840
1,349,000	LifePoint Hospitals, Inc. (b)	3.50	05/15/14	1,372,608
1,463,000	Molina Healthcare, Inc. (b)	3.75	10/01/14	1,398,994
4,500,000	Mylan, Inc. (b)	3.75	09/15/15	6,547,500
3,500,000	NuVasive, Inc. (b)	2.75	07/01/17	2,940,000
2,500,000	PDL BioPharma, Inc. (b)	3.75	05/01/15	2,350,000
6,000,000	PSS World Medical, Inc. (b)(f)	3.13	08/01/14	6,862,500
7,585,000	SonoSite, Inc. (b)	3.75	07/15/14	8,021,137
2,000,000	Teleflex, Inc. (b)	3.88	08/01/17	2,182,500
2,340,000	Theravance, Inc. (b)	3.00	01/15/15	2,421,900
2,900,000	Viropharma, Inc. (b)	2.00	03/15/17	3,487,250
6,228,000	Volcano Corp. (b)	2.88	09/01/15	7,535,880
1,283,000	West Pharmaceutical Services, Inc. (b)	4.00	03/15/47	1,116,210
				76,485,681
Industrial - 1.6%
6,720,000	AAR Corp. (b)	1.75	02/01/26	6,501,600
1,890,000	AirTran Holdings, Inc. (b)	5.25	11/01/16	2,457,000
7,375,000	Altra Holdings, Inc. (b)(f)	2.75	03/01/31	5,687,969
350,000	Chart Industries, Inc. (b)	2.00	08/01/18	327,250
2,395,000	DryShips, Inc. (b)	5.00	12/01/14	1,487,894
1,250,000	EnerSys (b)(h)	3.38	06/01/38	1,173,438
4,884,000	FEI Co. (b)	2.88	06/01/13	5,848,590
1,200,000	Frontline Bermuda, Ltd.	4.50	04/14/15	570,000
4,600,000	Genco Shipping & Trading, Ltd. (b)	5.00	08/15/15	3,335,000
1,869,000	General Cable Corp. (b)(h)	4.50	11/15/29	1,691,445
9,195,000	Griffon Corp. (b)(f)	4.00	01/15/17	8,528,362
5,859,000	Kaman Corp. (b)(f)	3.25	11/15/17	6,283,777
4,000,000	L-3 Communications Holdings, Inc. (b)	3.00	08/01/35	3,820,000
672,000	PHH Corp. (b)	4.00	09/01/14	646,800
5,400,000	RTI International Metals, Inc. (b)	3.00	12/01/15	5,400,000
1,750,000	TTM Technologies, Inc. (b)	3.25	05/15/15	1,750,000
				55,509,125
Information Technology - 3.5%
4,451,000	CACI International, Inc. (b)	2.13	05/01/14	4,918,355
625,000	CACI International, Inc. (b)(f)	2.13	05/01/14	690,625
3,200,000	Cadence Design Systems, Inc. (b)	2.63	06/01/15	4,456,000
5,250,000	Ciena Corp. (b)(f)	4.00	03/15/15	5,059,687
4,250,000	Ciena Corp. (b)	0.88	06/15/17	3,123,750
890,000	Ciena Corp. (b)(f)	3.75	10/15/18	793,213
7,000,000	Mentor Graphics Corp. (b)(f)	4.00	04/01/31	6,396,250
1,575,000	Microchip Technology, Inc. (b)	2.13	12/15/37	1,825,031
1,539,000	Micron Technology, Inc. (b)(f)	1.50	08/01/31	1,190,801
6,750,000	NetApp, Inc. (b)	1.75	06/01/13	8,218,125
6,965,000	Novellus Systems, Inc. (b)(f)	2.63	05/15/41	6,050,844
2,200,000	Nuance Communications, Inc. (b)	2.75	08/15/27	2,777,500
8,100,000	ON Semiconductor Corp. (b)	1.88	12/15/25	9,598,500
3,263,000	ON Semiconductor Corp. (b)	2.63	12/15/26	3,491,410
7,208,000	Photronics, Inc. (b)(f)	3.25	04/01/16	6,442,150
6,295,000	Quantum Corp. (b)(f)	3.50	11/15/15	5,649,762
5,328,000	Radisys Corp. (b)	2.75	02/15/13	4,928,400
8,325,000	Rambus, Inc. (b)	5.00	06/15/14	9,209,531
1,727,000	Rovi Corp.	2.63	02/15/40	2,005,479
8,000,000	Rovi Corp. (b)	2.63	02/15/40	9,290,000
5,500,000	Rudolph Technologies, Inc. (b)(f)	3.75	07/15/16	4,571,875
4,100,000	SanDisk Corp. (b)	1.00	05/15/13	3,987,250
5,000,000	SYNNEX Corp.	4.00	05/15/18	5,537,500
1,595,000	SYNNEX Corp. (b)	4.00	05/15/18	1,766,463
5,350,000	Take-Two Interactive Software, Inc. (b)	4.38	06/01/14	7,289,375

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$2,832,000	VeriSign, Inc. (b)	3.25%	08/15/37	$2,906,340
				122,174,216
Materials - 0.7%
700,000	Anglo American PLC (f)	4.00	05/07/14	964,600
3,050,000	Goldcorp, Inc. (b)	2.00	08/01/14	3,808,688
6,963,000	Horsehead Holding Corp. (b)(f)	3.80	07/01/17	6,197,070
8,558,000	Jaguar Mining, Inc. (b)(f)	4.50	11/01/14	6,996,165
3,727,000	Kaiser Aluminum Corp. (b)(f)	4.50	04/01/15	4,240,208
340,000	Northgate Minerals Corp. (b)	3.50	10/01/16	377,825
1,791,000	Sterlite Industries India, Ltd. (b)	4.00	10/30/14	1,515,634
1,500,000	Uranium One, Inc. (h)	5.00	03/13/15	1,383,123
				25,483,313
Telecommunication Services - 1.5%
9,600,000	Alaska Communications Systems Group, Inc. (b)(f)	6.25	05/01/18	8,652,000
1,521,000	Central European Media Enterprises, Ltd. (b)	5.00	11/15/15	1,076,108
3,000,000	Clearwire Communications, LLC/ Clearwire Finance, Inc. (b)(f)	8.25	12/01/40	1,477,500
7,677,000	Comtech Telecommunications Corp. (b)	3.00	05/01/29	8,070,446
5,300,000	InterDigital, Inc. (b)(f)	2.50	03/15/16	5,836,625
7,700,000	Ixia (b)(f)	3.00	12/15/15	6,795,250
1,824,000	Level 3 Communications, Inc. (b)	15.00	01/15/13	2,341,560
450,000	SBA Communications Corp.	1.88	05/01/13	469,125
7,400,000	Virgin Media, Inc. (b)	6.50	11/15/16	11,137,000
4,000,000	WebMD Health Corp. (b)(f)	2.25	03/31/16	3,585,000
2,314,000	WebMD Health Corp. (b)(f)	2.50	01/31/18	1,883,017
				51,323,631
Total Corporate Convertible Bonds
(Cost $546,051,061)				529,138,343

Corporate Non-Convertible Bonds - 2.4%
Consumer Discretionary - 0.1%
1,416,000	Jarden Corp.	7.50	05/01/17	1,451,400
2,138,000	Saks, Inc.	9.88	10/01/11	2,138,437
430,000	Time Warner Cable, Inc.	8.25	04/01/19	539,241
				4,129,078
Energy - 0.1%
1,420,000	Arch Coal, Inc. (b)(f)	7.00	06/15/19	1,356,100
470,000	CenterPoint Energy Resources Corp. (b)	6.15	05/01/16	539,883
155,000	El Paso Pipeline Partners Operating Co., LLC (b)	5.00	10/01/21	156,046
337,000	The Williams Cos., Inc.	7.88	09/01/21	400,231
				2,452,260
Financial - 1.4%
550,000	Abbey National Treasury Services PLC (f)	3.88	11/10/14	528,500
37,334	ADFITECH, Inc. (d)	8.00	03/15/20	25,387
858,000	Ally Financial, Inc. (g)	2.53	12/01/14	737,254
615,000	BAC Capital Trust XV (b)(g)	1.13	06/01/56	332,556
20,000	Bank of America Corp., MTN, Series L (b)	5.65	05/01/18	19,016
890,000	BankAmerica Capital III (b)(g)	0.82	01/15/27	553,773
100,000	Berkshire Hathaway, Inc. (b)	3.75	08/15/21	101,624
625,000	Cantor Fitzgerald LP (f)	6.38	06/26/15	651,118
420,000	Capital One Capital V (b)	10.25	08/15/39	428,925
60,000	Centro NP, LLC REIT	5.13	09/15/12	58,200
1,175,000	Chase Capital II, Series B (g)	0.75	02/01/27	868,001
1,540,000	Chase Capital III, Series C (b)(g)	0.88	03/01/27	1,145,169
90,000	CIT Group, Inc. (b)(f)	7.00	05/04/15	89,438
2,475,000	CIT Group, Inc. (b)(f)	6.63	04/01/18	2,475,000
135,000	Citigroup, Inc.	6.50	08/19/13	142,123
400,000	Citigroup, Inc. (g)	0.55	11/05/14	369,134
150,000	Citigroup, Inc.	5.85	08/02/16	160,543
90,000	Citigroup, Inc. (b)	6.13	05/15/18	96,666

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$700,000	Citigroup, Inc. (g)	1.99%	05/15/18	$645,137
3,250,000	Citigroup, Inc. (g)	0.86	08/25/36	2,137,197
94,000	Citigroup, Inc.	6.88	03/05/38	102,382
340,000	Countrywide Financial Corp., MTN	5.80	06/07/12	341,035
1,000,000	Credit Suisse Guernsey, Series 1 (b)(g)	0.98	05/29/49	653,920
100,000	Credit Suisse New York	5.50	05/01/14	105,778
500,000	Credit Suisse New York	6.00	02/15/18	508,054
965,000	Discover Bank BKNT	8.70	11/18/19	1,104,199
1,300,000	Dolphin Subsidiary II, Inc. (f)	7.25	10/15/21	1,264,250
925,000	Duke Realty LP REIT	7.38	02/15/15	1,006,033
500,000	ERP Operating LP REIT (b)	5.20	04/01/13	521,410
800,000	Farmers Exchange Capital (b)(f)	7.05	07/15/28	859,425
207,000	General Electric Capital Corp.	5.63	05/01/18	226,603
100,000	General Electric Capital Corp., MTN (g)	0.48	05/11/16	92,377
150,000	General Electric Capital Corp., MTN	5.38	10/20/16	164,542
130,000	General Electric Capital Corp., MTN (g)	0.54	08/07/18	113,377
1,000,000	General Electric Capital Corp., MTN (g)	0.65	05/05/26	803,587
1,880,000	General Electric Capital Corp., MTN (g)	0.77	08/15/36	1,475,195
400,000	General Electric Capital Corp., MTN, Series A (g)	0.61	09/15/14	383,139
150,000	HBOS PLC, MTN, Series G (f)	6.75	05/21/18	128,047
100,000	HCP, Inc.	5.38	02/01/21	100,516
232,000	HCP, Inc. REIT	5.63	05/01/17	240,988
1,000,000	HCP, Inc., MTN REIT	6.30	09/15/16	1,071,057
1,250,000	Health Care REIT, Inc.	4.70	09/15/17	1,254,920
125,000	Health Care REIT, Inc.	4.95	01/15/21	120,283
60,000	Health Care REIT, Inc. (b)	5.25	01/15/22	57,007
50,000	Health Care REIT, Inc. (b)	6.50	03/15/41	47,582
750,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	810,516
540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	529,206
1,475,000	International Lease Finance Corp. (f)	6.75	09/01/16	1,486,062
725,000	JP Morgan Chase Capital XIII, Series M (g)	1.32	09/30/34	565,238
450,000	JP Morgan Chase Capital XXIII (g)	1.29	05/15/47	304,606
2,090,000	JPMorgan Chase Capital XXI, Series U (g)	1.21	02/02/37	1,502,480
1,600,000	Lloyds TSB Bank PLC	4.88	01/21/16	1,578,704
175,000	Lloyds TSB Bank PLC	6.38	01/21/21	172,835
3,975,000	MBNA Capital, Series B (b)(g)	1.05	02/01/27	2,572,342
80,000	Merrill Lynch & Co., Inc., MTN (d)(g)	8.68	05/02/17	86,700
80,000	Merrill Lynch & Co., Inc., MTN (d)(g)	8.95	05/18/17	87,300
80,000	Merrill Lynch & Co., Inc., MTN (d)(g)	9.57	06/06/17	89,100
1,645,000	Morgan Stanley	6.00	05/13/14	1,666,870
90,000	Morgan Stanley	4.20	11/20/14	88,081
250,000	Morgan Stanley, MTN (b)(g)	0.70	10/18/16	194,870
115,000	Nationsbank Capital Trust III (b)(g)	0.80	01/15/27	71,292
2,575,000	Nationwide Mutual Insurance Co. (f)(g)	5.81	12/15/24	2,529,778
415,000	NB Capital Trust IV (b)	8.25	04/15/27	388,025
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	1,859,830
770,000	Raymond James Financial, Inc.	8.60	08/15/19	920,443
49,000	Shurgard Storage Centers, LLC REIT	5.88	03/15/13	51,860
250,000	The Bear Stearns Cos., LLC	5.70	11/15/14	269,798

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$75,000	The Bear Stearns Cos., LLC	7.25%	02/01/18	$88,524
200,000	The Goldman Sachs Group, Inc. (g)	0.45	02/06/12	199,684
250,000	The Goldman Sachs Group, Inc.	6.25	09/01/17	260,698
405,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	420,251
555,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	620,223
1,500,000	The Goldman Sachs Group, Inc.	6.00	06/15/20	1,545,601
100,000	The Goldman Sachs Group, Inc., MTN, Series B (g)	0.65	07/22/15	89,378
1,430,000	The Royal Bank of Scotland PLC (b)	3.95	09/21/15	1,346,066
477,000	Thornburg Mortgage, Inc. (i)	8.00	05/15/13	47,700
1,100,000	Wachovia Corp. (g)	0.59	10/28/15	1,000,666
1,155,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (f)	7.50	06/02/14	1,289,201
15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (b)(f)	6.75	09/02/19	16,693
170,000	Weingarten Realty Investors, MTN REIT	4.99	09/03/13	173,630
800,000	ZFS Finance USA Trust IV (f)(g)	5.88	05/09/32	796,152
				50,030,870
Healthcare - 0.1%
700,000	Boston Scientific Corp.	5.45	06/15/14	753,590
1,270,000	CHS/Community Health Systems, Inc.	8.88	07/15/15	1,250,950
300,000	HCA, Inc.	7.88	02/15/20	312,000
1,300,000	HCA, Inc. (b)	7.25	09/15/20	1,319,500
1,415,000	Universal Health Services, Inc.	6.75	11/15/11	1,417,668
				5,053,708
Industrial - 0.0%
1,162,000	Neo Material Technologies, Inc. (f)	5.00	12/31/17	970,270

Telecommunication Services - 0.3%
630,000	CCH II, LLC / CCH II Capital Corp.	13.50	11/30/16	721,350
855,000	Charter Communications Operating, LLC / Charter Communications Operating Capital (f)	8.00	04/30/12	872,100
2,530,000	CSC Holdings, LLC (b)	8.50	04/15/14	2,741,887
185,000	CSC Holdings, LLC	8.50	06/15/15	195,638
1,100,000	Intelsat Jackson Holdings SA	9.50	06/15/16	1,117,875
1,650,000	Nextel Communications, Inc., Series C (b)	5.95	03/15/14	1,555,125
210,000	Nextel Communications, Inc., Series E (b)	6.88	10/31/13	205,275
1,700,000	Qwest Communications International, Inc., Series B	7.50	02/15/14	1,704,250
				9,113,500
Utilities - 0.4%
1,500,000	Calpine Construction Finance Co. LP and CCFC Finance Corp. (f)	8.00	06/01/16	1,545,000
1,570,000	Edison Mission Energy	7.00	05/15/17	942,000
1,050,000	GenOn Americas Generation, LLC	9.13	05/01/31	887,250
610,000	KCP&L Greater Missouri Operations Co.	11.88	07/01/12	656,159
735,000	NRG Energy, Inc. (f)	7.63	05/15/19	672,525
35,000	NRG Energy, Inc. (b)	8.50	06/15/19	33,950
1,065,000	NRG Energy, Inc. (f)	7.88	05/15/21	979,800
145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	176,575
1,040,000	PNM Resources, Inc.	9.25	05/15/15	1,151,800
80,000	Public Service Co. of New Mexico	7.95	05/15/18	91,913
1,300,000	Puget Energy, Inc.	6.50	12/15/20	1,328,243

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$1,485,000	Sabine Pass LNG LP (b)	7.25%	11/30/13	$1,444,163
600,000	Sabine Pass LNG LP (f)	7.50	11/30/16	534,000
550,000	Sabine Pass LNG LP	7.50	11/30/16	511,500
2,830,000	Southern Union Co. (b)(g)	7.20	11/01/66	2,405,500
400,000	Texas-New Mexico Power Co. (f)	9.50	04/01/19	525,925
				13,886,303
Total Corporate Non-Convertible Bonds
(Cost $81,067,428)				85,635,989

Exchange Traded Notes – 0.0%
7,823	iPATH S&P 500 VIX Mid-Term Futures (a)(b)	0.00	01/30/19	572,644

Total Exchange Traded Notes				572,644
(Cost $403,661)

Foreign Government Bonds - 0.0%
10,100,000	Argentina Government International Bond, Series GDP (g)	0.00	12/15/35	1,414,000
Total Foreign Government Bonds
(Cost $514,931)				1,414,000

Interest Only Bonds - 0.0%
31,698,695	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (g)	0.55	05/15/41	471,236
Total Interest Only Bonds
(Cost $137,199)				471,236

Municipal Bonds - 0.1%
California - 0.0%
60,000	State of California (b)	7.55	04/01/39	73,576
105,000	State of California (b)	7.30	10/01/39	124,962
				198,538
Illinois - 0.1%
1,285,000	State of Illinois	4.07	01/01/14	1,325,812
150,000	State of Illinois (b)	5.67	03/01/18	161,613
95,000	State of Illinois (b)	5.10	06/01/33	85,966
				1,573,391
Indiana - 0.0%
100,000	Indianapolis Local Public Improvement Bond Bank, Class F	5.00	01/01/15	108,573
Total Municipal Bonds
(Cost $1,794,653)				1,880,502

Syndicated Loans - 0.1%
500,000	HCA, Inc.	3.62	11/18/12	495,285
1,384,268	HCA, Inc.	3.62	11/18/12	1,371,214
Total Syndicated Loans
(Cost $1,842,150)				1,866,499

U.S. Government & Agency Obligations - 1.0%
Agency - 0.1%
2,455,000	FNMA	0.60	09/12/13	2,449,498

Discount Note - 0.2%
6,100,000	FNMA Discount Note, Series BB (j)	0.07	12/01/11	6,099,903

Interest Only Bonds - 0.2%
6,396,877	FNMA, Series 2005-92 US (g)	5.87	10/25/25	842,044
10,903,789	FNMA, Series 2006-125 SM (b)(g)	6.97	01/25/37	1,952,300
644,569	FNMA, Series 2006-27 SH (b)(g)	6.47	04/25/36	107,852
3,663,383	FNMA, Series 2007-68 SC (g)	6.47	07/25/37	542,784
5,745,801	FNMA, Series 2010-112 PI	6.00	10/25/40	963,753
5,124,920	GNMA, Series 2007-78 SG (g)	6.31	12/20/37	690,339
6,187,379	GNMA, Series 2008-51 GS (g)	6.00	06/16/38	1,002,844
660,545	GNMA, Series 2009-106 KS (b)(g)	6.17	11/20/39	94,496
423,435	GNMA, Series 2010-4 NS (g)	6.16	01/16/40	62,888
5,053,903	GNMA, Series 2010-4 SL (g)	6.17	01/16/40	752,018
				7,011,318
Mortgage Securities - 0.4%
682,322	FHLMC Gold Pool #A95820 (b)	4.00	12/01/40	720,418
238,695	FHLMC Gold Pool #A96411 (b)	4.00	01/01/41	251,500
158,719	FHLMC Gold Pool #G01864 (b)	5.00	01/01/34	171,170
143,925	FHLMC Gold Pool #G03640 (b)	5.50	12/01/37	158,731
183,976	FHLMC Gold Pool #G05866 (b)	4.50	02/01/40	198,259
572,751	FHLMC Gold Pool #G06242 (b)	4.50	09/01/40	617,217

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

$338,491	FHLMC Gold Pool #G06354 (b)	4.00%	04/01/41	$356,650
203,127	FHLMC Gold Pool #G06361 (b)	4.00	03/01/41	214,469
128,169	FHLMC Gold Pool #G13475 (b)	6.00	01/01/24	139,592
46,061	FHLMC Gold Pool #H03161 (b)	6.50	08/01/37	50,587
569,084	FHLMC Gold Pool #J13884 (b)	3.50	12/01/25	593,975
126,055	FHLMC Pool #1B3413 (g)	5.93	05/01/37	135,910
12,012	FHLMC Pool #1L0113 (g)	3.20	05/01/35	12,631
23,124	FHLMC, Series 2433, Class SA (b)(g)	20.33	02/15/32	32,510
205,000	FHLMC, Series 2929, Class PE (b)	5.00	05/15/33	221,877
1,016,350	FHLMC, Series 3442, Class MT (g)	0.23	07/15/34	987,272
200,000	FNC13 - FNMA TBA	3.00	10/15/26	206,094
945,000	FNC130 - FNMA TBA	3.00	10/15/26	973,793
540,000	FNCI3 - FNMA TBA	3.00	10/15/26	556,453
630,000	FNCL4 - FNMA TBA	4.00	10/15/41	660,516
365,000	FNCL4 - FNMA TBA	4.00	10/15/41	382,680
184,519	FNMA Pool #254868 (b)	5.00	09/01/33	199,450
116,712	FNMA Pool #545639 (b)	6.50	04/01/32	132,166
17,771	FNMA Pool #555177 (g)	2.39	01/01/33	18,494
3,030	FNMA Pool #673743 (b)(g)	2.76	11/01/32	3,035
173,581	FNMA Pool #725027 (b)	5.00	11/01/33	187,626
267,258	FNMA Pool #734922	4.50	09/01/33	285,520
143,700	FNMA Pool #735646	4.50	07/01/20	154,020
65,324	FNMA Pool #735861 (b)	6.50	09/01/33	74,007
63,281	FNMA Pool #735881 (b)	6.00	11/01/34	70,256
90,467	FNMA Pool #764388 (b)(g)	5.02	03/01/34	97,318
144,424	FNMA Pool #776708 (b)	5.00	05/01/34	158,118
17,674	FNMA Pool #841741 (b) (g)	5.15	09/01/35	18,797
317,629	FNMA Pool #888219	5.50	03/01/37	346,186
170,664	FNMA Pool #888430	5.00	11/01/33	184,474
421,854	FNMA Pool #889117 (b)	5.00	10/01/35	456,186
69,848	FNMA Pool #895606 (b)(g)	5.71	06/01/36	75,727
252,586	FNMA Pool #897164 (b)	6.50	08/01/36	282,265
348,997	FNMA Pool #962723 (b)	5.50	04/01/38	386,209
401,233	FNMA Pool #963997	5.50	06/01/38	444,015
190,391	FNMA Pool #974148	5.50	02/01/38	206,943
224,927	FNMA Pool #AB1613 (b)	4.00	10/01/40	237,319
273,101	FNMA Pool #AD0249 (b)	5.50	04/01/37	298,466
167,208	FNMA Pool #AD0791 (b)	4.76	02/01/20	188,168
168,049	FNMA Pool #AE0600 (b)	3.98	11/01/20	181,476
168,290	FNMA Pool #AE0605 (b)	4.67	07/01/20	188,810
521,927	FNMA Pool #AH3428 (b)	3.50	01/01/26	545,971
316,968	FNMA Pool #AL0149 (b)	4.00	02/01/41	334,085
78,583	FNMA, Series 2001-52 YZ (b)	6.50	10/25/31	92,355
36,891	FNMA, Series 2001-81 QG (b)	6.50	01/25/32	42,422
225,000	FNMA, Series 2006-4 WE (b)	4.50	02/25/36	250,171
9,688	GNMA II Pool #080610 (b)(g)	2.38	06/20/32	10,059
22,742	GNMA II Pool #081136 (b)(g)	2.25	11/20/34	23,626
31,430	GNMA II Pool #081432 (b)(g)	2.63	08/20/35	32,639
28,787	GNMA II Pool #081435 (b)(g)	2.63	08/20/35	29,894
135,000	GNSF40 - GNMA TBA	4.00	10/15/41	144,408
				14,022,985
U.S. Treasury Securities - 0.1%
118,000	U.S. Treasury Bill (k)	0.03	12/08/11	117,998
65,000	U.S. Treasury Bond (b)	4.38	05/15/41	83,983
3,200,000	U.S. Treasury Inflation Indexed Bonds	3.00	07/15/12	4,135,209
285,000	U.S. Treasury Inflation Indexed Bonds (b)	2.13	02/15/41	376,116

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value
$65,000	U.S. Treasury Note	2.13%	08/15/21	$66,158
				4,779,464
Total U.S. Government & Agency Obligations
(Cost $30,026,712)				34,363,168
Total Fixed Income Securities
(Cost $918,752,847)				900,769,351

Shares	Security Description			Value

Rights - 0.0%
150,000	Comdisco Holding Co., Inc. (l)			10,740
Total Rights
(Cost $43,783)				10,740

Warrants - 0.0%
49,188	Ford Motor Co. (a)(b)			108,705
Total Warrants
(Cost $414,753)				108,705

Investment Companies - 7.1%
23,000	American Select Portfolio			224,940
50,529	BlackRock Credit Allocation Income Trust I, Inc.			444,150
61,990	BlackRock Floating Rate Income Fund			785,413
850,000	Consumer Staples Select Sector SPDR Fund (b)			25,245,000
69,698	Eaton Vance Limited Duration Income Fund			1,021,773
125,000	Hugoton Royalty Trust			2,656,250
125,350	Invesco Van Kampen Senior Income Trust			528,977
21,000	iShares Barclays TIPS Bond Fund			2,400,300
13,500	iShares iBoxx $ High Yield Corporate Bond Fund			1,116,855
61,198	PCM Fund, Inc.			618,100
30,000	PIMCO Income Opportunity Fund			738,300
98,012	PIMCO Income Strategy Fund II			859,565
35,000	ProShares UltraShort 20+ Year Treasury (a)(b)			680,400
31,100	SPDR Barclays Capital High Yield Bond ETF			1,125,509
70,000	SPDR Gold Trust (a)			11,065,600
1,754,962	SPDR S&P 500 ETF Trust (b)(c)(e)			198,609,049
18,500	Utilities Select Sector SPDR Fund			622,340
7,400	WisdomTree Japan SmallCap Dividend Fund			322,566
Total Investment Companies
(Cost $256,492,533)				249,065,087
Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 2.1%
Call Options Purchased - 1.0%
1,600	Abbott Laboratories	$40.00	01/12	1,912,000
630	Abbott Laboratories	50.00	01/13	346,500
135	Accenture PLC	30.00	01/12	315,225
238	Accenture PLC	45.00	01/13	285,600
300	Apple, Inc.	400.00	01/12	849,000
385	Bed Bath & Beyond, Inc.	25.00	01/12	1,278,200
225	Berkshire Hathaway, Inc., Class B	70.00	01/13	262,125
2,085	BP PLC, ADR	55.00	01/12	18,765
835	BP PLC, ADR	50.00	01/12	19,205
750	CarMax, Inc.	37.50	01/12	7,500
275	Costco Wholesale Corp.	40.00	01/12	1,176,312
300	CVS Caremark Corp.	25.00	01/12	273,000
160	CVS Caremark Corp.	20.00	01/12	221,600
4,995	Intel Corp.	25.00	10/11	14,985
470	Johnson & Johnson	50.00	01/12	662,700
970	Johnson & Johnson	45.00	01/12	1,857,550
2,340	Johnson & Johnson	65.00	01/13	1,275,300
1,550	Lowe's Cos., Inc.	15.00	01/12	736,250
1,700	Lowe's Cos., Inc.	15.00	01/13	952,000
1,500	Merck & Co., Inc.	40.00	01/12	15,000
1,125	Microsoft Corp.	32.00	10/11	1,125
1,125	Microsoft Corp.	30.00	10/11	2,250
830	State Street Corp.	50.00	01/12	11,205
700	Target Corp.	50.00	01/13	434,000
465	Target Corp.	40.00	01/13	554,513
6,000	The Bank of New York Mellon Corp.	30.00	01/12	48,000
540	The Bank of New York Mellon Corp.	20.00	01/12	82,620
450	The Boeing Co.	60.00	01/12	267,750
248	The Boeing Co.	40.00	01/12	533,820
750	The Coca-Cola Co.	45.00	01/12	1,781,250
105	The Coca-Cola Co.	40.00	01/12	295,838
720	The Coca-Cola Co.	35.00	01/12	2,433,600
620	The Goldman Sachs Group, Inc.	155.00	10/11	1,240
850	The Procter & Gamble Co.	50.00	01/12	1,202,750
576	The Procter & Gamble Co.	40.00	01/12	1,360,800
984	The Walt Disney Co.	40.00	10/11	984
327	The Walt Disney Co.	25.00	01/12	201,105
840	The Walt Disney Co.	35.00	01/13	233,100

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Contracts	Security Description	Strike Price	Exp. Date	Value

277	United Parcel Service, Inc., Class B	$40.00	01/12	$657,182
4,100	Walgreen Co.	42.00	10/11	4,100
1,480	Walgreen Co.	30.00	01/12	651,200
535	Walgreen Co.	25.00	01/12	452,075
900	Walgreen Co.	17.50	01/12	1,374,750
940	Walgreen Co.	38.00	01/13	259,440
365	Walgreen Co.	30.00	01/13	223,563
1,908	Wal-Mart Stores, Inc.	60.00	12/11	20,988
545	Wal-Mart Stores, Inc.	55.00	12/11	51,775
730	Wal-Mart Stores, Inc.	45.00	01/12	587,650
1,508	Wal-Mart Stores, Inc.	40.00	01/12	1,892,540
975	Wal-Mart Stores, Inc.	35.00	01/12	1,672,125
630	Wal-Mart Stores, Inc.	52.50	01/13	292,950
1,850	Wal-Mart Stores, Inc.	50.00	01/13	1,110,000
443	Wal-Mart Stores, Inc.	42.50	01/13	480,655
320	Wells Fargo & Co.	30.00	01/12	17,600
4,460	Wells Fargo & Co.	22.50	01/13	2,689,380
Total Call Options Purchased
(Premiums Paid $37,753,760)				34,362,740

Put Options Purchased - 1.1%
5,800	iShares Russell 2000 Index Fund	80.00	11/11	9,387,300
3,273	SPDR S&P 500 ETF Trust	108.00	10/11	864,072
20,920	SPDR S&P 500 ETF Trust	105.00	12/11	10,376,320
6,270	SPDR S&P 500 ETF Trust	128.00	01/12	10,132,320
7,320	SPDR S&P 500 ETF Trust	112.00	03/12	6,924,720
Total Put Options Purchased
(Premiums Paid $24,816,336)				37,684,732
Total Purchased Options
(Premiums Paid $62,570,096)				72,047,472
Total Long Positions - 76.1%
(Cost $2,685,598,296)*				$2,664,048,518
Total Short Positions - (37.0)%
(Cost $(1,538,305,073))*				(1,294,123,963)
Total Written Options - (1.2)%
(Premiums Received $(29,167,501))*				(43,807,387)
Other Assets & Liabilities, Net – 62.1%				2,173,412,505
Net Assets – 100.0%				$3,499,529,673

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2011

Shares	Security Description	Value

Short Positions - (37.0)%
Common Stock - (30.9)%
Consumer Discretionary - (5.7)%
(148,400)	ABM Industries, Inc.	$(2,828,504)
(48,000)	Aeropostale, Inc.	(518,880)
(19,000)	Amazon.com, Inc.	(4,108,370)
(35,000)	Bally Technologies, Inc.	(944,300)
(35,000)	Big Lots, Inc.	(1,219,050)
(457,330)	Brookdale Senior Living, Inc.	(5,734,918)
(228,100)	Brown Shoe Co., Inc.	(1,624,072)
(63,200)	Cabela's, Inc.	(1,294,968)
(430,183)	Callaway Golf Co.	(2,224,046)
(146,600)	CarMax, Inc.	(3,496,410)
(111,400)	Carnival Corp.	(3,375,420)
(11,300)	Chemed Corp.	(621,048)
(122,900)	Coach, Inc.	(6,369,907)
(38,700)	Coinstar, Inc.	(1,548,000)
(82,300)	Collective Brands, Inc.	(1,066,608)
(79,600)	Core-Mark Holding Co., Inc.	(2,438,148)
(55,500)	Cracker Barrel Old Country Store, Inc.	(2,224,440)
(24,000)	Darden Restaurants, Inc.	(1,026,000)
(149,000)	Dick's Sporting Goods, Inc.	(4,985,540)
(145,800)	Dollar General Corp.	(5,505,408)
(46,400)	DreamWorks Animation SKG, Inc., Class A	(843,552)
(160,300)	Emeritus Corp.	(2,260,230)
(58,666)	Equinix, Inc.	(5,211,301)
(254,500)	Fastenal Co.	(8,469,760)
(36,923)	Ford Motor Co.	(357,045)
(156,300)	Fred's, Inc.	(1,666,158)
(128,711)	Gaylord Entertainment Co.	(2,489,271)
(55,933)	General Motors Co.	(1,128,728)
(161,800)	Genuine Parts Co.	(8,219,440)
(70,700)	H&R Block, Inc.	(941,017)
(149,100)	Hanesbrands, Inc.	(3,728,991)
(135,594)	Hawaiian Holdings, Inc.	(570,851)
(300,300)	Hertz Global Holdings, Inc.	(2,672,670)
(60,000)	Home Inns & Hotels Management, Inc., ADR	(1,546,200)
(8,100)	Iconix Brand Group, Inc.	(127,980)
(248,177)	Jakks Pacific, Inc.	(4,702,954)
(132,292)	JetBlue Airways Corp.	(542,397)
(283,200)	Johnson Controls, Inc.	(7,467,984)
(46,500)	K12, Inc.	(1,183,890)
(178,200)	KB Home	(1,044,252)
(31,300)	Lamar Advertising Co., Class A	(533,039)
(47,600)	Landauer, Inc.	(2,358,104)
(45,629)	Lennar Corp., Class A	(617,817)
(48,200)	Life Time Fitness, Inc.	(1,776,170)
(5,239)	Live Nation Entertainment, Inc.	(41,964)
(60,000)	LKQ Corp.	(1,449,600)
(135,500)	Lumber Liquidators Holdings, Inc.	(2,046,050)
(142,300)	MDC Holdings, Inc.	(2,410,562)
(19,400)	Mohawk Industries, Inc.	(832,454)
(62,900)	Navistar International Corp.	(2,021,606)
(3,775)	Netflix, Inc.	(427,179)
(1,705)	Newell Rubbermaid, Inc.	(20,238)
(169,000)	Nordstrom, Inc.	(7,719,920)
(131,200)	Nu Skin Enterprises, Inc., Class A	(5,316,224)
(100,400)	Orient-Express Hotels, Ltd., Class A	(693,764)
(151,400)	PEP Boys-Manny Moe & Jack	(1,494,318)
(10,300)	priceline.com, Inc.	(4,629,438)
(147,600)	Rackspace Hosting, Inc.	(5,039,064)
(393,598)	Regis Corp.	(5,545,796)
(415,000)	Republic Airways Holdings, Inc.	(1,174,450)
(53,900)	Robert Half International, Inc.	(1,143,758)
(64,000)	Royal Caribbean Cruises, Ltd.	(1,384,960)
(249,500)	Ruby Tuesday, Inc.	(1,786,420)
(207,500)	Ryland Group, Inc.	(2,209,875)
(125,200)	Skechers U.S.A., Inc., Class A	(1,756,556)
(533,783)	Sonic Automotive, Inc., Class A	(5,759,519)
(271,754)	Southwest Airlines Co.	(2,184,902)
(564,400)	Standard Pacific Corp.	(1,394,068)
(69,000)	Staples, Inc.	(917,700)
(289,200)	Stein Mart, Inc.	(1,807,500)
(133,500)	The Geo Group, Inc.	(2,477,760)
(49,760)	The Goodyear Tire & Rubber Co.	(502,078)
(27,568)	The Interpublic Group of Cos., Inc.	(198,490)
(2,448)	Time Warner Cable, Inc.	(153,416)
(54,400)	Toll Brothers, Inc.	(784,992)
(87,100)	Total System Services, Inc.	(1,474,603)
(99,700)	Under Armour, Inc., Class A	(6,621,077)
(29,207)	United Continental Holdings, Inc.	(566,032)
(12,000)	VF Corp.	(1,458,240)
(14,381)	Viacom, Inc., Class B	(557,120)
(2,442,000)	Wal-Mart de Mexico SAB de CV	(5,599,443)
(25,954)	WESCO International, Inc.	(870,757)
(64,300)	Westport Innovations, Inc.	(1,860,199)
(130,000)	Winnebago Industries, Inc.	(899,600)
(3,000)	Wynn Resorts, Ltd.	(345,240)
(24,200)	Yum! Brands, Inc.	(1,195,238)
(200,386,008)
Consumer Staples - (2.2)%
(221,510)	Accuray, Inc.	(890,470)
(16,500)	Allergan, Inc.	(1,359,270)
(222,359)	Alliance One International, Inc.	(542,556)
(73,500)	Archer-Daniels-Midland Co.	(1,823,535)
(42,100)	Avon Products, Inc.	(825,160)
(47,677)	Bunge, Ltd.	(2,779,092)
(18,000)	Campbell Soup Co.	(582,660)
(18,500)	Celgene Corp.	(1,145,520)
(7,682)	China Medical Technologies, Inc., ADR	(38,410)
(68,400)	CoreLogic, Inc.	(729,828)
(43,300)	DENTSPLY International, Inc.	(1,328,877)
(106,202)	Dole Food Co., Inc.	(1,062,020)
(30,400)	General Mills, Inc.	(1,169,488)
(38,200)	HeartWare International, Inc.	(2,460,462)
(231,300)	Imperial Sugar Co.	(1,489,572)
(40,000)	Iron Mountain, Inc.	(1,264,800)
(93,000)	KAR Auction Services, Inc.	(1,126,230)
(248,500)	Kforce, Inc.	(2,437,785)
(260,000)	Macquarie Infrastructure Co., LLC	(5,834,400)
(44,500)	Masimo Corp.	(963,425)
(23,200)	McCormick & Co., Inc., Non-Voting Shares	(1,070,912)
(15,200)	Mead Johnson Nutrition Co.	(1,046,216)
(78,600)	Merit Medical Systems, Inc.	(1,032,804)
(60,200)	Molson Coors Brewing Co., Class B	(2,384,522)
(86,100)	NxStage Medical, Inc.	(1,796,046)
(512,272)	Olam International, Ltd.	(889,103)
(54,300)	ResMed, Inc.	(1,563,297)
(88,500)	Ritchie Bros. Auctioneers, Inc.	(1,786,815)
(65,600)	Sanderson Farms, Inc.	(3,116,000)
(62,195)	Savient Pharmaceuticals, Inc.	(255,000)
(99,700)	Seattle Genetics, Inc.	(1,900,282)
(395,645)	Sunrise Senior Living, Inc.	(1,831,836)
(82,700)	The Estee Lauder Cos., Inc.	(7,264,368)
(38,800)	Tootsie Roll Industries, Inc.	(935,856)
(43,400)	United Natural Foods, Inc.	(1,607,536)

See Notes to Financial Statements.	38	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2011

Shares	Security Description	Value
(693,100)	United Rentals, Inc.	$(11,671,804)
(22,000)	United Therapeutics Corp.	(824,780)
(37,700)	Wal-Mart Stores, Inc.	(1,956,630)
(64,200)	WD-40 Co.	(2,557,728)
(23,000)	Whole Foods Market, Inc.	(1,502,130)
(76,847,225)
Energy - (1.6)%
(294,400)	Abraxas Petroleum Corp.	(777,216)
(60,218)	Alliance Oil Co., Ltd., SDR	(647,260)
(7,127)	ATP Oil & Gas Corp.	(54,949)
(90,600)	Carrizo Oil & Gas, Inc.	(1,952,430)
(53,996)	Chesapeake Energy Corp.	(1,379,598)
(15,500)	Cimarex Energy Co.	(863,350)
(328,200)	Cobalt International Energy, Inc.	(2,530,422)
(24,800)	CONSOL Energy, Inc.	(841,464)
(23,600)	Continental Resources, Inc.	(1,141,532)
(321,800)	Covanta Holding Corp.	(4,888,142)
(68,600)	El Paso Corp.	(1,199,128)
(88,100)	Encana Corp.	(1,692,401)
(137,374)	Endeavour International Corp.	(1,096,244)
(73,700)	Energy Transfer Partners LP	(3,022,437)
(59,286)	Energy XXI Bermuda, Ltd.	(1,271,685)
(10,500)	EOG Resources, Inc.	(745,605)
(162,300)	Forest Oil Corp.	(2,337,120)
(488,900)	FX Energy, Inc.	(2,019,157)
(67,700)	GeoResources, Inc.	(1,204,383)
(31,454)	GMX Resources, Inc.	(71,401)
(58,553)	Goodrich Petroleum Corp.	(692,096)
(64,800)	Gulfport Energy Corp.	(1,566,864)
(665,200)	Hyperdynamics Corp.	(2,461,240)
(47,000)	Nabors Industries, Ltd.	(576,220)
(25,100)	Newfield Exploration Co.	(996,219)
(71,200)	Northern Oil and Gas, Inc.	(1,380,568)
(1,486)	Ocean Rig UDW, Inc.	(22,511)
(12,600)	PetroChina Co., Ltd., ADR	(1,518,174)
(31,016)	Petroquest Energy, Inc.	(170,588)
(15,000)	Pioneer Natural Resources Co.	(986,550)
(90,000)	Quicksilver Resources, Inc.	(682,200)
(28,800)	Range Resources Corp.	(1,683,648)
(34,000)	Rosetta Resources, Inc.	(1,163,480)
(396,787)	SandRidge Energy, Inc.	(2,206,136)
(66,700)	Seadrill, Ltd.	(1,836,251)
(34,200)	Southwestern Energy Co.	(1,139,886)
(83,000)	TransCanada Corp.	(3,360,670)
(31,100)	Ultra Petroleum Corp.	(862,092)
(13,000)	Walter Energy, Inc.	(780,130)
(118,119)	Western Refining, Inc.	(1,471,763)
(55,293,210)
Financial - (6.9)%
(12,201)	Affiliated Managers Group, Inc.	(952,288)
(4,450,000)	Agricultural Bank of China, Ltd.	(1,474,305)
(48,000)	Air Lease Corp.	(921,600)
(26,137)	Alexandria Real Estate Equities, Inc. REIT	(1,604,550)
(311,800)	American Equity Investment Life Holding Co.	(2,728,250)
(81,221)	Annaly Capital Management, Inc. REIT	(1,350,705)
(61,100)	Argo Group International Holdings, Ltd.	(1,733,407)
(156,817)	Aspen Insurance Holdings, Ltd.	(3,613,064)
(44,200)	AvalonBay Communities, Inc. REIT	(5,041,010)
(518,302)	Banco Santander SA, ADR	(4,167,148)
(1,184)	Bank of America Corp.	(7,246)
(5,210,000)	Bank of China, Ltd.	(1,639,122)
(4,205,000)	Bank of Communications Co., Ltd.	(2,532,482)
(514,308)	Barclays PLC, ADR	(5,029,932)
(320,000)	BB&T Corp.	(6,825,600)
(138,300)	BGC Partners, Inc.	(833,949)
(96,000)	BioMed Realty Trust, Inc. REIT	(1,590,720)
(92,600)	Boston Properties, Inc. REIT	(8,250,660)
(246,400)	Capitol Federal Financial, Inc.	(2,601,984)
(967,184)	CBIZ, Inc.	(6,373,743)
(2,620,000)	China Citic Bank Corp, Ltd	(1,086,704)
(4,052,000)	China Construction Bank Corp.	(2,492,370)
(1,615,000)	China Merchants Bank Co., Ltd.	(2,484,488)
(107,000)	Cincinnati Financial Corp.	(2,817,310)
(284,285)	CNO Financial Group, Inc.	(1,537,982)
(86,100)	Corporate Office Properties Trust REIT	(1,875,258)
(45,600)	Cullen/Frost Bankers, Inc.	(2,091,216)
(80,000)	CVB Financial Corp.	(615,200)
(155,800)	Deutsche Bank AG	(5,392,238)
(46,900)	Eaton Vance Corp.	(1,044,463)
(384,000)	Erste Group Bank AG	(9,960,022)
(16,100)	Federal Realty Investment Trust REIT	(1,326,801)
(137,300)	Fifth Street Finance Corp.	(1,279,636)
(101,600)	First Financial Bankshares, Inc.	(2,657,856)
(145,400)	First Potomac Realty Trust REIT	(1,813,138)
(336,500)	Flagstone Reinsurance Holdings SA	(2,607,875)
(63,115)	Forest City Enterprises, Inc., Class A	(672,806)
(1,501,835)	Grupo Financiero Banorte SAB de CV	(4,438,868)
(257,800)	HCP, Inc. REIT	(9,038,468)
(225,226)	Health Care REIT, Inc.	(10,540,577)
(184,200)	Hilltop Holdings, Inc.	(1,328,082)
(388,300)	Hudson City Bancorp, Inc.	(2,197,778)
(65,500)	Iberiabank Corp.	(3,082,430)
(4,520,000)	Industrial & Commercial Bank of China	(2,217,223)
(10,900)	IntercontinentalExchange, Inc.	(1,289,034)
(228,000)	International Bancshares Corp.	(2,998,200)
(235,900)	Jefferies Group, Inc.	(2,927,519)
(189,000)	KBW, Inc.	(2,606,310)
(75,924)	KeyCorp	(450,229)
(119,078)	KKR Financial Holdings, LLC	(884,750)
(62,119)	Knight Capital Group, Inc., Class A	(755,367)
(35,000)	Lazard, Ltd., Class A	(738,500)
(45,000)	Lender Processing Services, Inc.	(616,050)
(5,700)	Markel Corp.	(2,035,641)
(113,033)	MF Global Holdings, Ltd.	(466,826)
(42,700)	Morgan Stanley	(576,450)
(25,600)	Morningstar, Inc.	(1,444,864)
(462,687)	National Financial Partners Corp.	(5,061,796)
(121,400)	National Retail Properties, Inc. REIT	(3,262,018)
(235,800)	New York Community Bancorp, Inc.	(2,806,020)
(1,128,000)	Nordea Bank AB	(9,239,231)
(27,100)	Northern Trust Corp.	(947,958)
(155,900)	Northwest Bancshares, Inc.	(1,856,769)
(359,100)	Old Republic International Corp.	(3,203,172)
(139,400)	Oritani Financial Corp.	(1,792,684)
(598,500)	OTP Bank PLC	(8,890,175)
(42,300)	PartnerRe, Ltd.	(2,211,021)
(52,500)	Paychex, Inc.	(1,384,425)
(93,800)	Platinum Underwriters Holdings, Ltd.	(2,884,350)
(294,500)	Plum Creek Timber Co., Inc. REIT	(10,222,095)
(30,300)	Potlatch Corp. REIT	(955,056)
(26,100)	Stifel Financial Corp.	(693,216)
(643,000)	Swedbank AB, Class A	(7,178,442)
(1,551,147)	Synovus Financial Corp.	(1,659,727)

See Notes to Financial Statements.	39	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2011

Shares	Security Description	Value
(206,300)	TCF Financial Corp.	$(1,889,708)
(74,100)	TD Ameritrade Holding Corp.	(1,089,640)
(326,500)	TFS Financial Corp.	(2,654,445)
(477,500)	Wells Fargo & Co.	(11,517,300)
(441,000)	Weyerhaeuser Co. REIT	(6,857,550)
(85,583)	Wintrust Financial Corp.	(2,208,897)
(242,125,989)
Healthcare - (2.2)%
(37,398)	Alere, Inc.	(734,871)
(76,900)	Allscripts Healthcare Solutions, Inc.	(1,385,738)
(52,400)	AMERIGROUP Corp.	(2,044,124)
(84,400)	Bio-Reference Labs, Inc.	(1,553,804)
(53,400)	Cerner Corp.	(3,658,968)
(18,000)	Charles River Laboratories International, Inc.	(515,160)
(195,800)	Conceptus, Inc.	(2,050,026)
(23,900)	Covance, Inc.	(1,086,255)
(140,100)	Cubist Pharmaceuticals, Inc.	(4,948,332)
(56,100)	Edwards Lifesciences Corp.	(3,998,808)
(154,200)	Endo Pharmaceuticals Holdings, Inc.	(4,316,058)
(18,000)	Express Scripts, Inc.	(667,260)
(235,222)	Healthsouth Corp.	(3,511,864)
(52,200)	Human Genome Sciences, Inc.	(662,418)
(149,000)	Insulet Corp.	(2,273,740)
(14,000)	Laboratory Corp. of America Holdings	(1,106,700)
(9,781)	LifePoint Hospitals, Inc.	(358,376)
(69,000)	MAKO Surgical Corp.	(2,361,180)
(48,700)	Medtronic, Inc.	(1,618,788)
(18,690)	Molina Healthcare, Inc.	(288,574)
(277,113)	Mylan, Inc.	(4,710,921)
(134,700)	NuVasive, Inc.	(2,299,329)
(6,012)	Omnicare, Inc.	(152,885)
(211,200)	Optimer Pharmaceuticals, Inc.	(2,923,008)
(39,900)	Patterson Cos., Inc.	(1,142,337)
(215,600)	PDL BioPharma, Inc.	(1,196,580)
(200,050)	PSS World Medical, Inc.	(3,938,984)
(75,100)	QIAGEN NV	(1,038,633)
(213,800)	SIGA Technologies, Inc.	(699,126)
(96,000)	SonoSite, Inc.	(2,912,640)
(51,000)	St. Jude Medical, Inc.	(1,845,690)
(20,500)	Teleflex, Inc.	(1,102,285)
(120,988)	Theravance, Inc.	(2,436,698)
(134,700)	VCA Antech, Inc.	(2,152,506)
(111,100)	Viropharma, Inc.	(2,007,577)
(205,217)	Volcano Corp.	(6,080,580)
(45,675)	West Pharmaceutical Services, Inc.	(1,694,543)
(77,475,366)
Industrial - (4.7)%
(59,900)	AAR Corp.	(998,533)
(166,600)	Altra Holdings, Inc.	(1,927,562)
(26,300)	American Science & Engineering, Inc.	(1,605,615)
(440,000)	Atlas Copco AB	(7,894,073)
(43,400)	Babcock & Wilcox Co.	(848,470)
(48,900)	Brady Corp., Class A	(1,292,427)
(19,300)	Candian Pacific Railway, Ltd.	(928,137)
(112,500)	Caterpillar, Inc.	(8,307,000)
(20,200)	CH Robinson Worldwide, Inc.	(1,383,094)
(3,290)	Chart Industries, Inc.	(138,739)
(36,600)	Con-way, Inc.	(809,958)
(29,500)	Crown Holdings, Inc.	(902,995)
(12,600)	Deere & Co.	(813,582)
(116,200)	Donaldson Co., Inc.	(6,367,760)
(199,876)	DryShips, Inc.	(467,710)
(139,000)	Eagle Materials, Inc.	(2,314,350)
(220,907)	Eaton Corp.	(7,842,199)
(197,000)	Emerson Electric Co.	(8,138,070)
(13,500)	Energizer Holdings, Inc.	(896,940)
(12,386)	EnerSys	(247,968)
(151,000)	FEI Co.	(4,523,960)
(10,400)	Flowserve Corp.	(769,600)
(74,038)	FLSmidth & Co.	(3,740,256)
(102,000)	Fluor Corp.	(4,748,100)
(13,158)	Frontline, Ltd.	(63,816)
(64,200)	GATX Corp.	(1,989,558)
(102,567)	Genco Shipping & Trading, Ltd.	(801,048)
(44,763)	General Cable Corp.	(1,045,216)
(611,700)	General Electric Co.	(9,322,308)
(42,300)	Golar LNG, Ltd.	(1,344,294)
(78,000)	Greif, Inc., Class A	(3,345,420)
(259,595)	Griffon Corp.	(2,123,487)
(90,600)	HMS Holdings Corp.	(2,209,734)
(82,200)	Imax Corp.	(1,190,256)
(308,700)	Ingersoll-Rand PLC	(8,671,383)
(212,000)	Jabil Circuit, Inc.	(3,771,480)
(92,600)	Joy Global, Inc.	(5,776,388)
(119,240)	Kaman Corp.	(3,320,834)
(347)	Kansas City Southern	(17,336)
(4,000)	L-3 Communications Holdings, Inc.	(247,880)
(66,500)	Lennox International, Inc.	(1,714,370)
(48,600)	Martin Marietta Materials, Inc.	(3,072,492)
(37,300)	Matthews International Corp., Class A	(1,147,348)
(16,100)	Mettler-Toledo International, Inc.	(2,253,356)
(78,500)	National Instruments Corp.	(1,794,510)
(50,508)	Neo Material Technologies, Inc.	(307,511)
(37,400)	Owens-Illinois, Inc.	(565,488)
(24,000)	Pall Corp.	(1,017,600)
(11,733)	PHH Corp.	(188,667)
(24,100)	Precision Castparts Corp.	(3,746,586)
(37,900)	Roper Industries, Inc.	(2,611,689)
(94,500)	RTI International Metals, Inc.	(2,203,740)
(40,300)	Siemens AG, ADR	(3,618,537)
(53,300)	Spirit Aerosystems Holdings, Inc.	(850,135)
(38,300)	Stericycle, Inc.	(3,091,576)
(156,800)	STR Holdings, Inc.	(1,271,648)
(116,000)	SuccessFactors, Inc.	(2,666,840)
(34,300)	Texas Industries, Inc.	(1,088,682)
(35,000)	The Shaw Group, Inc.	(760,900)
(18,000)	Thermo Fisher Scientific, Inc.	(911,520)
(55,100)	TTM Technologies, Inc.	(524,001)
(60,000)	Universal Display Corp.	(2,876,400)
(100,800)	UTi Worldwide, Inc.	(1,314,432)
(84,072)	Valmont Industries, Inc.	(6,552,572)
(144,100)	Waste Management, Inc.	(4,691,896)
(35,000)	Woodward, Inc.	(959,000)
(164,949,032)
Information Technology - (3.5)%
(29,500)	ANSYS, Inc.	(1,446,680)
(173,700)	Aspen Technology, Inc.	(2,650,662)
(23,800)	Automatic Data Processing, Inc.	(1,122,170)
(151,900)	Avid Technology, Inc.	(1,175,706)
(28,000)	Broadcom Corp., Class A	(932,120)
(51,600)	Cabot Microelectronics Corp.	(1,774,524)
(41,300)	CACI International, Inc., Class A	(2,062,522)
(326,700)	Cadence Design Systems, Inc.	(3,018,708)
(100,100)	Cavium, Inc.	(2,703,701)
(267,368)	Ciena Corp.	(2,994,522)

See Notes to Financial Statements.	40	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2011

Shares	Security Description	Value
(19,400)	Citrix Systems, Inc.	$(1,057,882)
(18,900)	Cognizant Technology Solutions Corp., Class A	(1,185,030)
(86,000)	Computer Sciences Corp.	(2,309,100)
(30,200)	Concur Technologies, Inc.	(1,124,044)
(99,500)	Corning, Inc.	(1,229,820)
(54,500)	Cree, Inc.	(1,415,910)
(482,200)	DemandTec, Inc.	(3,153,588)
(76,600)	Digital River, Inc.	(1,587,918)
(28,400)	DST Systems, Inc.	(1,244,772)
(140,800)	Electronic Arts, Inc.	(2,879,360)
(293,400)	Entropic Communications, Inc.	(1,211,742)
(90,400)	Fortinet, Inc.	(1,518,720)
(398,000)	FSI International, Inc.	(752,220)
(45,800)	IHS, Inc., Class A	(3,426,298)
(33,700)	Informatica Corp.	(1,380,015)
(49,600)	Linear Technology Corp.	(1,371,440)
(147,600)	Mentor Graphics Corp.	(1,419,912)
(152,584)	Microchip Technology, Inc.	(4,746,888)
(118,765)	Micron Technology, Inc.	(598,575)
(64,700)	MKS Instruments, Inc.	(1,404,637)
(143,800)	NetApp, Inc.	(4,880,572)
(46,500)	NetSuite, Inc.	(1,255,965)
(157,264)	Novellus Systems, Inc.	(4,287,017)
(63,700)	Nuance Communications, Inc.	(1,296,932)
(902,900)	ON Semiconductor Corp.	(6,473,793)
(349,450)	Photronics, Inc.	(1,740,261)
(60,000)	Pitney Bowes, Inc.	(1,128,000)
(23,100)	Quality Systems, Inc.	(2,240,700)
(525,667)	Quantum Corp.	(951,457)
(53,000)	Quest Software, Inc.	(841,640)
(65,700)	Radisys Corp.	(402,084)
(156,100)	Rambus, Inc.	(2,185,400)
(102,800)	RightNow Technologies, Inc.	(3,397,540)
(85,600)	Rosetta Stone, Inc.	(783,240)
(170,901)	Rovi Corp.	(7,345,325)
(188,643)	Rudolph Technologies, Inc.	(1,262,022)
(28,200)	Salesforce.com, Inc.	(3,222,696)
(5,900)	SanDisk Corp.	(238,065)
(30,600)	Silicon Laboratories, Inc.	(1,025,406)
(46,100)	Skyworks Solutions, Inc.	(827,034)
(1,417,300)	Smith Micro Software, Inc.	(2,154,296)
(57,500)	Sourcefire, Inc.	(1,538,700)
(82,500)	Symantec Corp.	(1,344,750)
(61,000)	Synchronoss Technologies, Inc.	(1,519,510)
(119,800)	SYNNEX Corp.	(3,138,760)
(350,600)	Take-Two Interactive Software, Inc.	(4,459,632)
(332,500)	TriQuint Semiconductor, Inc.	(1,669,150)
(47,500)	Ultimate Software Group, Inc.	(2,219,200)
(71,401)	VeriSign, Inc.	(2,042,783)
(25,500)	VMware, Inc., Class A	(2,049,690)
(122,820,806)
Materials - (1.7)%
(19,715)	AngloGold Ashanti, Ltd., ADR	(815,412)
(2,350)	APERAM	(34,287)
(47,000)	ArcelorMittal	(747,770)
(40,400)	Avery Dennison Corp.	(1,013,232)
(69,200)	Balchem Corp.	(2,581,852)
(104,400)	BHP Billiton, Ltd., ADR	(6,936,336)
(108,800)	Cameco Corp.	(1,993,216)
(27,000)	Ecolab, Inc.	(1,320,030)
(35,400)	Freeport-McMoRan Copper & Gold, Inc.	(1,077,930)
(39,100)	Goldcorp, Inc.	(1,784,524)
(295,601)	Horsehead Holding Corp.	(2,193,359)
(54,900)	International Flavors & Fragrances, Inc.	(3,086,478)
(57,000)	International Paper Co.	(1,325,250)
(22,800)	Itron, Inc.	(672,600)
(221,376)	Jaguar Mining, Inc.	(1,040,467)
(53,514)	Kaiser Aluminum Corp.	(2,369,600)
(73,600)	Kronos Worldwide, Inc.	(1,183,488)
(1,870,000)	Mexichem SAB de CV	(5,622,763)
(62,458)	Northgate Minerals Corp.	(206,111)
(15,000)	POSCO, ADR	(1,140,150)
(12,800)	Praxair, Inc.	(1,196,544)
(152,100)	Rio Tinto PLC, ADR	(6,704,568)
(100,000)	Silver Wheaton Corp.	(2,945,000)
(147,000)	Southern Copper Corp.	(3,673,530)
(30,697)	Sterlite Industries India, Ltd., ADR	(282,719)
(125,959)	Stillwater Mining Co.	(1,070,652)
(397,312)	Uranium One, Inc.	(784,842)
(59,000)	Vale SA, ADR	(1,345,200)
(97,700)	Vulcan Materials Co.	(2,692,612)
(57,840,522)
Telecommunication Services - (1.9)%
(238,167)	Alaska Communications Systems Group, Inc.	(1,562,375)
(67,000)	American Tower Corp., Class A	(3,604,600)
(157,584)	AOL, Inc.	(1,891,008)
(39,100)	Baidu, Inc., ADR	(4,180,181)
(66,500)	BroadSoft, Inc.	(2,018,275)
(53,200)	Cablevision Systems Corp., Class A	(836,836)
(14,381)	CBS Corp., Class B	(293,085)
(6,774)	Central European Media Enterprises, Ltd.	(52,905)
(183,400)	Clearwire Corp., Class A	(427,322)
(188,700)	comScore, Inc.	(3,183,369)
(105,400)	Comtech Telecommunications Corp.	(2,960,686)
(80,600)	Crown Castle International Corp.	(3,278,002)
(130,700)	DigitalGlobe, Inc.	(2,539,501)
(55,195)	InterDigital, Inc.	(2,570,983)
(354,146)	Ixia	(2,716,300)
(31,600)	John Wiley & Sons, Inc., Class A	(1,403,672)
(42,000)	Juniper Networks, Inc.	(724,920)
(608,238)	Level 3 Communications, Inc.	(906,275)
(1,236,400)	Limelight Networks, Inc.	(2,917,904)
(49,900)	LogMeIn, Inc.	(1,657,179)
(36,000)	NII Holdings, Inc.	(970,200)
(130,200)	SBA Communications Corp., Class A	(4,489,296)
(74,300)	Sina Corp.	(5,320,623)
(1,078,773)	Sirius XM Radio, Inc.	(1,628,947)
(68,300)	Sycamore Networks, Inc.	(1,232,815)
(27,200)	Thomson Reuters Corp.	(735,488)
(9,694)	Time Warner, Inc.	(290,529)
(74,600)	Viasat, Inc.	(2,484,926)
(327,326)	Virgin Media, Inc.	(7,970,388)
(52,901)	WebMD Health Corp.	(1,594,965)
(66,443,555)
Utilities - (0.5)%
(62,200)	Aqua America, Inc.	(1,341,654)
(178,400)	Atlantic Power Corp.	(2,531,496)
(67,400)	Consolidated Edison, Inc.	(3,843,148)
(239,700)	EnerNOC, Inc.	(2,157,300)
(62,900)	Northwest Natural Gas Co.	(2,773,890)
(110,200)	Westar Energy, Inc.	(2,911,484)

See Notes to Financial Statements.	41	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2011

Shares	Security Description	Value
(35,100)	WGL Holdings, Inc.	$(1,371,357)
(37,000)	Wisconsin Energy Corp.	(1,157,730)
(18,088,059)
Total Common Stock (Cost $(1,305,095,415))	(1,082,269,772)

Principal	Security Description	Rate	Maturity	Value
U.S. Treasury Securities - (0.8)%
$(5,000,000)	U.S. Treasury Bond	4.63%	02/15/40	(6,682,030)
(300,000)	U.S. Treasury Note	3.63	08/15/19	(345,515)
(16,250,000)	U.S. Treasury Note	3.63	02/15/20	(18,761,129)
Total U.S. Treasury Securities (Cost $(21,501,506))	(25,788,674)

Shares	Security Description	Value
Investment Companies - (5.3)%
(330,000)	iShares Dow Jones U.S. Real Extate Index Fund	(16,688,100)
(149,900)	iShares FTSE/Xinhua China 25 Index Fund	(4,621,417)
(233,000)	iShares MSCI Australia Index Fund	(4,673,980)
(69,700)	iShares MSCI Brazil Index Fund	(3,627,188)
(67,000)	iShares MSCI Canada Index Fund	(1,707,830)
(330,000)	iShares MSCI Hong Kong Index Fund	(4,732,200)
(13,000)	iShares MSCI South Korea Index Fund	(605,410)
(832,020)	iShares Russell 2000 Index Fund	(53,457,285)
(54,000)	Market Vectors Russia ETF	(1,366,200)
(447,500)	SPDR S&P 500 ETF Trust	(50,643,575)
(80,000)	SPDR S&P Metals & Mining ETF	(3,585,600)
(227,480)	SPDR S&P MidCap 400 ETF Trust	(32,331,732)
(187,500)	SPDR S&P Oil & Gas Exploration & Production ETF	(8,025,000)
Total Investment Companies (Cost $(211,708,152))	(186,065,517)
Total Short Positions - (37.0)%
(Cost $(1,538,305,073))	$(1,294,123,963)

See Notes to Financial Statements.	42	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (1.2)%

Call Options Written - (0.0)%
(500)	Accenture PLC	$60.00	01/12	$(77,500)
(82)	Apple, Inc.	450.00	01/12	(95,940)
(3,660)	SPDR S&P 500 ETF Trust	135.00	01/13	(1,817,190)
(450)	St. Jude Medical, Inc.	52.50	01/12	(450)
Total Call Options Written (Premiums Received $(2,594,564))				(1,991,080)
Put Options Written - (1.2)%
(500)	Accenture PLC	40.00	01/13	(197,500)
(2,000)	Bank of America Corp.	10.00	01/13	(920,000)
(290)	Berkshire Hathaway, Inc., Class B	80.00	01/13	(411,075)
(160)	Berkshire Hathaway, Inc., Class B	72.50	01/13	(168,000)
(750)	Berkshire Hathaway, Inc., Class B	55.00	01/13	(338,250)
(285)	Best Buy Co., Inc.	25.00	01/13	(169,575)
(555)	BP PLC, ADR	45.00	01/13	(735,375)
(710)	CarMax, Inc.	32.50	01/12	(624,800)
(1,150)	Citigroup, Inc.	4.00	01/12	(16,560)
(450)	CVS Caremark Corp.	35.00	01/12	(137,250)
(215)	Family Dollar Stores, Inc.	45.00	01/12	(48,913)
(90)	Franklin Resources, Inc.	125.00	01/12	(278,100)
(605)	General Motors Co.	20.00	01/13	(267,713)
(25)	Google, Inc., Class A	520.00	01/13	(225,875)
(325)	Hewlett-Packard Co.	35.00	01/12	(418,437)
(555)	Intel Corp.	22.50	01/13	(246,975)
(5,800)	iShares Russell 2000 Index Fund	70.00	11/11	(4,500,800)
(3,900)	Johnson & Johnson	45.00	01/13	(811,200)
(290)	JPMorgan Chase & Co.	30.00	01/13	(191,110)
(450)	Kohl's Corp.	50.00	01/13	(398,250)
(870)	Medtronic, Inc.	35.00	01/13	(591,600)
(450)	Microsoft Corp.	25.00	01/13	(180,000)
(19)	Netflix, Inc.	140.00	01/12	(68,875)
(1,200)	Northern Trust Corp.	50.00	01/12	(1,854,000)
(430)	PepsiCo, Inc.	60.00	01/13	(281,650)
(215)	Research In Motion, Ltd.	40.00	01/12	(425,700)
(225)	Royal Caribbean Cruises, Ltd.	37.00	12/11	(345,375)
(462)	Royal Caribbean Cruises, Ltd.	50.00	01/12	(1,309,770)
(20,920)	SPDR S&P 500 ETF Trust	75.00	12/11	(1,213,360)
(6,270)	SPDR S&P 500 ETF Trust	110.00	12/12	(9,329,760)
(10,593)	SPDR S&P 500 ETF Trust	80.00	01/13	(5,751,999)
(2,860)	Sprint Nextel Corp.	4.00	01/13	(436,150)
(450)	St. Jude Medical, Inc.	45.00	01/12	(414,000)
(526)	Staples, Inc.	12.50	01/13	(122,295)
(1,050)	Target Corp.	40.00	01/13	(406,875)
(200)	The Bank of New York Mellon Corp.	30.00	01/12	(231,000)
(1,000)	The Bank of New York Mellon Corp.	25.00	01/13	(830,000)
(460)	The Bank of New York Mellon Corp.	20.00	01/13	(225,400)
(220)	The Boeing Co.	65.00	01/13	(311,300)
(150)	The Coca-Cola Co.	65.00	01/12	(43,500)
(300)	The Walt Disney Co.	35.00	01/12	(174,000)
(328)	The Walt Disney Co.	35.00	01/13	(264,040)
(1,400)	The Walt Disney Co.	30.00	01/13	(700,000)
(725)	USG Corp.	15.00	01/12	(594,500)
(580)	USG Corp.	12.50	01/13	(377,000)
(1,400)	Walgreen Co.	30.00	01/13	(574,000)
(350)	Wal-Mart Stores, Inc.	65.00	01/12	(462,000)
(1,850)	Wal-Mart Stores, Inc.	55.00	01/13	(1,461,500)
(545)	Wal-Mart Stores, Inc.	45.00	01/13	(177,125)
(1,050)	Wal-Mart Stores, Inc.	40.00	01/13	(222,075)
(160)	Waste Management, Inc.	37.50	01/12	(96,000)
(650)	Wells Fargo & Co.	35.00	01/12	(663,650)
(800)	Wells Fargo & Co.	20.00	01/13	(268,000)
(90)	Whirlpool Corp.	77.50	01/12	(248,850)
(30)	Wynn Resorts, Ltd.	120.00	01/12	(55,200)
Total Put Options Written (Premiums Received $(26,572,937))	(41,816,307)
Total Written Options - (1.2)%
(Premiums Received $(29,167,501))	$(43,807,387)

See Notes to Financial Statements.	43	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

ADR	American Depository Receipt
BKNT	Bank Note
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Subject to put option written by the Fund.
(d)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $3,044,228 or 0.1% of net assets.
(e)	Subject to call option written by the Fund.
(f)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $222,043,156 or 6.3% of net assets.
(g)	Variable rate security. Rate presented is as of September 30, 2011.
(h)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of September 30, 2011.
(i)	Security is currently in default and is on scheduled interest or principal payment.
(j)	Zero coupon bond. Interest rate presented is yield to maturity.
(k)	Rate presented is yield to maturity.
(l)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

A summary of outstanding credit default swap agreements held by the Fund at September 30, 2011, is as follows:

Counterparty	Reference Entity / Obligation	Buy / Sell Protection	Receive Rate	Termination Date	Notional Amount	Net Unrealized Depreciation
Barclays	Index ABS CDS	Buy	0.76%	01/25/38	$(2,331,510)	$(28,981)

The aggregate cash/securities held as collateral for the above Barclays counterparty was $1,243,032 as of September 30, 2011.  The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

At September 30, 2011, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
8	U.S. 10-year Note Future	12/30/11	$1,035,484	$5,266
10	U.S. Ultra Bond Future	12/30/11	1,452,970	133,280
(2)	3-Month Euro$ Future	12/19/11	(482,147)	(15,203)
(2)	3-Month Euro$ Future	03/19/12	(480,998)	(16,052)
(2)	3-Month Euro$ Future	06/18/12	(479,948)	(17,102)
(400)	Euro FX Currency Future	12/21/11	(70,398,900)	3,323,900
(5,000)	Russell 2000 Mini Future	12/16/11	(352,287,500)	31,537,500
(200)	S&P 500 Emini Future	12/16/11	(11,932,000)	672,000
(837)	U.S. 10-year Note Future	12/30/11	(108,621,558)	(266,911)
(40)	U.S. 2-year Note Future	12/30/11	(8,819,248)	11,123
(135)	U.S. 5-year Note Futue	12/30/11	(16,538,337)	2,946
(20)	U.S. Long Bond Future	12/30/11	(2,735,000)	(117,500)
$(570,287,182)	$35,253,247

See Notes to Financial Statements.	44	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$467,210,036
Gross Unrealized Depreciation	(259,218,590)
Net Unrealized Appreciation	$207,991,446

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$292,171,734	$-	$-	$292,171,734
Consumer Staples	256,623,878	-	-	256,623,878
Energy	92,651,564	-	159,611	92,811,175
Financial	206,194,148	-	-	206,194,148
Healthcare	164,115,640	-	-	164,115,640
Industrial	75,888,741	-	-	75,888,741
Information Technology	173,615,750	-	-	173,615,750
Materials	13,826,543	-	-	13,826,543
Telecommunication Services	84,116,104	-	-	84,116,104
Utilities	29,058,175	-	-	29,058,175
Preferred Stock
Consumer Discretionary	7,054,480	-	-	7,054,480
Consumer Staples	-	3,208,296	-	3,208,296
Energy	7,040,148	2,136,432	-	9,176,580
Financial	22,142,124	-	1,309,580	23,451,704
Healthcare	5,480,038	-	-	5,480,038
Industrial	1,884,466	-	-	1,884,466
Materials	1,235,660	-	-	1,235,660
Utilities	2,134,051	-	-	2,134,051
Asset Backed Obligations	-	244,140,420	1,286,550	245,426,970
Corporate Convertible Bonds	-	529,138,343	-	529,138,343
Corporate Non-Convertible Bonds	-	85,347,502	288,487	85,635,989
Exchange Traded Notes	-	572,644	-	572,644
Foreign Government Bonds	-	1,414,000	-	1,414,000
Interest Only Bonds	-	471,236	-	471,236
Municipal Bonds	-	1,880,502	-	1,880,502
Syndicated Loans	-	1,866,499	-	1,866,499
U.S. Government & Agency Obligations	-	34,363,168	-	34,363,168
Rights	10,740	-	-	10,740
Warrants	108,705	-	-	108,705
Investment Companies	249,065,087	-	-	249,065,087
Purchased Options	72,047,472	-	-	72,047,472
Total Investments At Value	$1,756,465,248	$904,539,042	$3,044,228	$2,664,048,518
Other Financial Instruments**
Futures	35,686,015	-	-	35,686,015
Total Assets	$1,792,151,263	$904,539,042	$3,044,228	$2,699,734,533

See Notes to Financial Statements.	45	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock	(1,081,622,512)	(647,260)	-	(1,082,269,772)
U.S. Government & Agency Obligations	-	(25,788,674)	-	(25,788,674)
Investment Companies	(186,065,517)	-	-	(186,065,517)
Total Securities Sold Short	$(1,267,688,029)	$(26,435,934)	$-	$(1,294,123,963)
Other Financial Instruments**
Written Options	(43,807,387)	-	-	(43,807,387)
Credit Default Swaps	-	(28,981)	-	(28,981)
Futures	(432,768)	-	-	(432,768)
Total Other Financial Instruments	$(44,240,155)	$(28,981)	$-	$(44,269,136)
Total Liabilities	$(1,311,928,184)	$(26,464,915)	$-	$(1,338,393,099)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at period end.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Common Stock	Preferred Stock	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds	Written Options
Balance as of 03/31/11	$-	$2,704,826	$4,135,030	$16,000,106	$260,900	$(215)
Accrued Accretion /(Amortization)	-	-	20,109	(63,233)	-	-
Realized Gain / (Loss)	-	-	-	(42,861)	-	-
Change in Unrealized Appreciation / (Depreciation)	-	(1,888,897)	(40,114)	(1,733,382)	2,200	(27,495)
Purchases	-	1,994,843	687,291	10,015,500	-	27,710
Sales	-	-	-	(5,501,104)	-	-
Transfers In / (Out)	159,611	(1,501,192)	(3,515,766)	(18,675,026)	25,387	-
Balance as of 09/30/11	$159,611	$1,309,580	$1,286,550	$-	$288,487	$-
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/11***	$(275,110)	$(1,888,897)	$(1,337)	$-	$(110,285)	$-

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	46	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2011

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	42.2%
Asset Backed Obligations	0.3%
Corporate Convertible Bonds	4.5%
Corporate Non-Convertible Bonds	4.7%
Syndicated Loans	0.7%
U.S. Government & Agency Obligations	2.9%
Rights	0.2%
Warrants	0.4%
Investment Companies	0.4%
Short-Term Investments	18.7%
Purchased Options	1.6%
Short Positions
Equity Securities	-14.1%
Corporate Non-Convertible Bonds	-3.4%
U.S. Government & Agency Obligations	-0.7%
Investment Companies	-2.5%
Written Options	-0.2%
Other Assets less Liabilities*	44.3%
100.0%

 * Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 26.8% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	21.0%	66.7%
Consumer Staples	7.2%	10.6%
Energy	24.0%	0.2%
Financial	15.9%	8.9%
Healthcare	0.4%	0.0%
Industrial	7.1%	7.7%
Information Technology	3.8%	1.4%
Materials	13.9%	1.3%
Telecommunication Services	6.7%	3.2%
	100.0%	100.0%

See Notes to Financial Statements.	47	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value
Long Positions - 76.6%
Equity Securities - 42.2%
Common Stock - 41.4%
Consumer Discretionary - 8.1%
101,934	Accuride Corp. (a)	$521,902
11,201	Amazon.com, Inc. (a)	2,421,992
76,142	Best Buy Co., Inc. (b)	1,774,109
97,473	Carter's, Inc. (a)	2,976,825
84,105	Cooper-Standard Holding, Inc. (a)	3,532,410
220,261	Ford Motor Co. (a)(b)	2,129,924
98,195	JC Penney Co., Inc. (b)	2,629,662
83,642	Lamar Advertising Co., Class A (a)	1,424,423
62,882	Las Vegas Sands Corp. (a)	2,410,896
38,845	Live Nation Entertainment, Inc. (a)	311,149
190,010	Lowe's Cos., Inc.	3,674,793
8,367	MDC Holdings, Inc.	141,737
4,309	NetFlix, Inc. (a)	487,606
182,802	Nevada Gold & Casinos, Inc. (a)(b)	319,904
8,862	NVR, Inc. (a)	5,352,471
4,306	Ralph Lauren Corp.	558,488
6,469	Sears Holdings Corp. (a)(b)	372,097
155,414	Sky City Entertainment Group, Ltd. (b)	396,908
255,421	Statoil Fuel & Retail ASA (a)	1,892,781
91,258	Susser Holdings Corp. (a)	1,818,772
195,551	The Gap, Inc.	3,175,748
120,630	The Walt Disney Co.	3,638,201
174,941	The Wendy's Co.	802,979
317,500	Tigrent, Inc. (a)(b)	174,625
15,484	Visteon Corp. (a)	665,812
4,307	Wynn Resorts, Ltd.	495,650
		44,101,864
Consumer Staples - 3.0%
401,581	Grifols SA, ADR (a)	2,566,103
145,120	Ingles Markets, Inc., Class A (b)	2,066,509
21,388	MGP Ingredients, Inc.	108,437
574,504	Primo Water Corp. (a)	3,240,202
482,403	QLT, Inc. (a)(b)	3,526,366
149,582	Viterra, Inc. (b)	1,471,696
64,088	Wal-Mart Stores, Inc. (b)	3,326,167
52,216	Zhongpin, Inc. (a)	396,842
		16,702,322
Energy - 10.1%
52,802	Canadian Oil Sands, Ltd.	1,027,419
84,766	Compton Petroleum Corp. (a)	506,460
1,986,805	Connacher Oil and Gas, Ltd. (a)	616,196
4,875	CVR Energy, Inc. (a)	103,057
65,609	El Paso Corp.	1,146,845
75,355	Energy Partners, Ltd. (a)	834,180
144,369	Energy XXI Bermuda, Ltd. (a)	3,096,715
294,967	Exterran Holdings, Inc. (a)	2,867,079
80,349	Helix Energy Solutions Group, Inc. (a)(b)	1,052,572
71,485	Kinder Morgan, Inc.	1,850,747
158,359	Marathon Petroleum Corp.	4,285,195
2,835	MEG Energy Corp. (a)	104,862
24,268	Mitcham Industries, Inc. (a)	271,802
19,553	Murphy Oil Corp. (b)	863,460
16,554	Natural Gas Services Group, Inc. (a)	212,388
5,669	Petroleo Brasileiro SA, ADR (b)	117,462
21,061	Plains Exploration & Production Co. (a)	478,295
957,336	Primary Energy Recycling Corp. (a)	3,471,588
68,465	SEACOR Holdings, Inc.	5,491,578
159,117	SemGroup Corp., Class A (a)(b)	3,175,975
242,788	SunCoke Energy, Inc. (a)(b)	2,670,668
78,721	Suncor Energy, Inc.	2,002,662
424,701	Sunoco, Inc.	13,169,978
46,933	Tetra Technologies, Inc. (a)	362,323
235,056	The Williams Cos., Inc.	5,721,263
2,446	Uranium Participation Corp. (a)(b)	13,235
		55,514,004
Financial - 6.7%
611,264	Alm Brand A/S (a)	781,351
602	Arlington Asset Investment Corp. (b)	14,478
73,462	Artio Global Investors, Inc. (b)	584,757
49,789	Berkshire Hathaway, Inc., Class B (a)	3,537,010
266,757	Blackstone Group LP	3,195,749
163,445	Coventree, Inc. (a)(c)	394,614
145,354	First Republic Bank (a)(b)	3,366,399
428,865	Hilltop Holdings, Inc. (a)	3,092,117
13,944	Ichigo Group Holdings Co., Ltd. (a)	1,650,573
52,097	Jefferies Group, Inc.	646,524
34,488	JPMorgan Chase & Co.	1,038,779
60,364	KKR Financial Holdings, LLC	448,504
134,497	Lender Processing Services, Inc.	1,841,264
232,978	MI Developments, Inc., Class A (b)	6,185,566
129,518	Morgan Stanley	1,748,493
353,373	Oriental Financial Group, Inc.	3,417,117
43,816	Shore Capital Group, Ltd.	14,007
132,862	Sprott Resource Lending Corp.	164,749
51,697	State Street Corp. (b)	1,662,575
21,545	The Goldman Sachs Group, Inc.	2,037,080
868,600	Urbana Corp., Non Voting Class A (a)	820,607
		36,642,313
Healthcare - 0.2%
60,517	Furiex Pharmaceuticals, Inc. (a)(b)	861,157

Industrial - 3.0%
5,951	Acadian Timber Corp.	56,222
441,758	Air Transport Services Group, Inc. (a)(b)	1,912,812
48,565	Canfor Corp. (a)	484,769
21,802	Genesee & Wyoming, Inc. (a)	1,014,229
626,274	Great Lakes Dredge & Dock Corp. (b)	2,548,935
103,217	ITT Corp. (b)	4,335,114
1,915,988	Kvaerner ASA (a)	2,536,111
5,723	Owens-Illinois, Inc. (a)	86,532
8,628	Stanley Black & Decker, Inc.	423,635
169,493	Stoneridge, Inc. (a)	884,754
93,228	The Manitowoc Co., Inc.	625,560
29,600	Thermo Fisher Scientific, Inc. (a)(b)	1,498,944
		16,407,617
Information Technology - 1.6%
1,219,557	CareView Communications, Inc. (a)	1,914,704
26,140	Citrix Systems, Inc. (a)(b)	1,425,414
22,996	F5 Networks, Inc. (a)(b)	1,633,866
34,495	Hewlett-Packard Co. (b)	774,413
76,087	Riverbed Technology, Inc. (a)	1,518,697
218,854	VanceInfo Technologies, Inc., ADR (a)	1,472,887
		8,739,981
Materials - 5.9%
8,245	Agnico-Eagle Mines, Ltd. (b)	490,742
46,765	Alexco Resource Corp. (a)	317,067
60,377	ArcelorMittal	960,598
264,058	Boise, Inc.	1,365,180
115,345	Cameco Corp. (d)	2,113,120

See Notes to Financial Statements.	48	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value
20,408	Canfor Pulp Products, Inc.	$242,465
10,301	Clearwater Paper Corp. (a)	350,028
12,931	Coeur d'Alene Mines Corp. (a)(b)	277,241
477,307	Denison Mines Corp. (a)	505,945
102,836	Domtar Corp.	7,010,330
27,210	First Majestic Silver Corp. (a)	413,864
76,545	First Uranium Corp. (a)	16,070
10,785	Fortuna Silver Mines, Inc. (a)	54,249
109,449	Fortuna Silver Mines, Inc. (a)(b)	543,119
19,190	Goldcorp, Inc. (b)	880,297
44,537	Goldcorp, Inc.	2,032,669
18,367	Ivanhoe Mines, Ltd. (a)	251,628
116,045	Kinross Gold Corp.	1,715,145
2,948	Kirkland Lake Gold, Inc. (a)(b)	47,797
72,773	Kraton Performance Polymers, Inc. (a)	1,177,467
223,420	Lake Shore Gold Corp. (a)	339,000
15,089	Mechel, ADR	153,757
57,426	Newmont Mining Corp.	3,612,095
110,136	Novagold Resources, Inc. (a)	710,377
350,184	Paladin Energy, Ltd. (a)	397,671
79,767	Pan American Silver Corp.	2,135,363
8,517	Penford Corp. (a)	43,777
567,172	Sprott Resource Corp. (a)(b)	2,164,985
11,905	Teck Resources, Ltd., Class B	347,507
8,615	The Mosaic Co. (a)	421,877
5,953	The Mosaic Co. (b)	291,518
372,307	Uranium One, Inc.	735,448
29,510	Verso Paper Corp. (a)(b)	49,282
		32,167,678
Telecommunication Services - 2.8%
24,125	AboveNet, Inc.	1,293,100
69,441	Ancestry.com, Inc. (a)	1,631,863
3,268,782	Cable & Wireless Worldwide PLC	1,580,176
23,624	Charter Communications, Inc. (a)	1,106,548
61,279	Liberty Media Corp - Liberty Starz, Class A (a)	3,894,893
17,616	New Frontier Media, Inc. (a)(b)	18,849
26,283	OpenTable, Inc. (a)(b)	1,209,281
8,662	Promotora de Informaciones SA, Class B, ADR	38,373
64,641	The New York Times Co., Class A (a)	375,564
166,820	Vodafone Group PLC, ADR	4,278,933
		15,427,580
Total Common Stock (Cost $247,633,298)	226,564,516

Shares	Security Description	Rate	Value
Preferred Stock - 0.8%
Consumer Discretionary - 0.8%
124,167	General Motors Co., Series B	4.75%	4,355,778
140,000	General Motors Co. (Escrow Shares) (a)(c)	0.00%	53,200

Total Preferred Stock (Cost $6,060,107)	4,408,978
Total Equity Securities (Cost $253,693,405)	230,973,494

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 13.1%
Asset Backed Obligations - 0.3%
$770,000	Punch Taverns Finance B, Ltd.	8.44%	06/30/25	$666,410
1,174,000	Punch Taverns Finance B, Ltd. (b)	6.96	06/30/28	1,025,212
Total Asset Backed Obligations (Cost $1,696,313)	1,691,622

Corporate Convertible Bonds - 4.5%
Consumer Discretionary - 0.7%
2,336,000	Titan International, Inc. (b)(e)	5.63	01/15/17	4,099,680

Consumer Staples - 0.3%
1,374,000	Archer-Daniels-Midland Co. (b)	0.88	02/15/14	1,374,000

Energy - 0.5%
1,375,000	Exterran Holdings, Inc. (b)	4.25	06/15/14	1,254,687
1,375,000	Newpark Resources, Inc. (b)	4.00	10/01/17	1,271,875
				2,526,562
Financial - 1.3%
3,919,000	CompuCredit Holdings Corp. (b)	3.63	05/30/25	3,664,265
1,000,000	CompuCredit Holdings Corp. (b)	5.88	11/30/35	413,750
1,760,000	Hilltop Holdings, Inc.	7.50	08/15/25	1,819,400
1,832,640	Orco Property Group (b)(c)	1.00	04/30/20	1,071,831
781,723	Orco Property Group, Series WW (b)(c)	2.50	04/30/20	413,688
				7,382,934
Industrial - 0.5%
500,000	AGCO Corp.	1.25	12/15/36	559,375
500,000	General Cable Corp. (b)	0.88	11/15/13	460,000
1,300,000	MasTec, Inc.	4.00	06/15/14	1,714,375
				2,733,750
Materials - 1.2%
1,533,000	AngloGold Ashanti Holdings Finance PLC (e)	3.50	05/22/14	1,734,206
2,050,000	Goldcorp, Inc. (b)	2.00	08/01/14	2,559,938
1,550,000	Newmont Mining Corp., Series B	1.63	07/15/17	2,325,000
				6,619,144
Total Corporate Convertible Bonds (Cost $20,223,549)	24,736,070

See Notes to Financial Statements.	49	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value
Corporate Non-Convertible Bonds - 4.7%
Consumer Discretionary - 1.5%
$225,000	Dillard's, Inc. (b)	7.88%	01/01/23	$222,750
225,000	Dillard's, Inc. (b)	7.75	05/15/27	209,250
9,638,000	DirectBuy Holdings, Inc. (b)(e)	12.00	02/01/17	3,084,160
2,250,000	Greektown Superholdings, Inc., Series A (b)	13.00	07/01/15	2,283,750
1,760,000	New Albertsons, Inc., MTN, Series C (b)	6.63	06/01/28	1,232,000
10,000	Service Corp. International (b)	7.88	02/01/13	10,512
1,000,000	Vector Group, Ltd. (b)	11.00	08/15/15	1,010,625
				8,053,047
Consumer Staples - 0.3%
2,579,000	Novasep Holding SAS	9.63	12/15/16	1,606,675

Energy - 0.5%
837,000	Copano Energy, LLC / Copano Energy Finance Corp. (b)	7.75	06/01/18	860,018
1,150,000	McMoRan Exploration Co.	11.88	11/15/14	1,190,250
700,000	SEACOR Holdings, Inc. (b)	7.38	10/01/19	757,931
				2,808,199
Financial - 1.1%
1,500,000	Holly Energy Partners LP/Holly Energy Finance Corp. (b)	8.25	03/15/18	1,575,000
3,396,248	Orco Property Group (b)(c)	2.50	04/30/20	1,797,299
2,696,433	Signature Group Holdings, Inc. (b)	9.00	12/31/16	2,184,111
500,000	Woodside Finance, Ltd. (b)(e)	5.00	11/15/13	531,070
				6,087,480
Industrial - 0.3%
500,000	MasTec, Inc. (b)	7.63	02/01/17	492,500
187,000	Mueller Industries, Inc. (b)	6.00	11/01/14	187,000
1,155,000	Silgan Holdings, Inc. (b)	7.25	08/15/16	1,201,200
				1,880,700
Materials - 0.6%
1,000,000	Allegheny Ludlum Corp. (b)	6.95	12/15/25	1,173,705
695,000	Freeport-McMoRan Corp. (b)	9.50	06/01/31	1,023,627
1,000,000	Freeport-McMoRan Corp. (b)	6.13	03/15/34	1,125,219
				3,322,551
Telecommunication Services - 0.4%
2,166,000	Viasat, Inc.	8.88	09/15/16	2,209,320
Total Corporate Non-Convertible Bonds (Cost $25,820,705)	25,967,972

Syndicated Loans - 0.7%
2,516,616	Cinram International, Inc.	9.19	12/31/13	1,197,192
719,000	Walter Investment Management	6.50	06/30/16	702,377
1,720,800	Walter Investment Management	12.50	12/31/16	1,674,562
Total Syndicated Loans (Cost $3,723,884)	3,574,131

U.S. Government & Agency Obligations - 2.9%
U.S. Treasury Securities (f) - 2.9%
5,000,000	U.S. Treasury Bill	0.03	10/06/11	4,999,974
6,000,000	U.S. Treasury Bill	0.02	12/01/11	5,999,904
5,000,000	U.S. Treasury Bill	0.01	12/22/11	4,999,860
				15,999,738
Total U.S. Government & Agency Obligations (Cost $15,999,719)	15,999,738
Total Fixed Income Securities (Cost $67,464,170)	71,969,533

Shares	Security Description	Value
Rights - 0.2%
795,461	Sanofi (a)	843,189
Total Rights (Cost $1,947,286)	843,189

Warrants - 0.4%
157,929	Bank of America Corp. (a)	427,988
92,894	General Motors Co. (a)	1,081,286
35,874	General Motors Co. (a)	284,481
147,105	Kinross Gold Corp. (a)	342,529
313,556	Washington Mutual, Inc. (a)	213,218
Total Warrants (Cost $3,556,415)	2,349,502

Investment Companies - 0.4%
73,594	Global X Uranium ETF	582,128
10,557	Market Vectors Junior Gold Miners ETF	297,180
97,824	Sprott Physical Gold Trust (a)	1,372,471
Total Investment Companies (Cost $2,631,333)	2,251,779

See Notes to Financial Statements.	50	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 18.7%
Commercial Paper (f) - 18.7%
$5,000,000	AutoZone, Inc.	0.31%	10/05/11	$4,999,828
3,000,000	Bacardi Corp.	0.35	10/20/11	2,999,446
7,320,000	Carnival Corp.	0.35 - 0.37	10/18/11	7,318,768
2,500,000	Clorox Co. (b)	0.33	10/06/11	2,499,885
3,600,000	Clorox Co.	0.34	10/18/11	3,599,422
3,000,000	Comcast Corp.	0.37	10/18/11	2,999,476
6,000,000	Diageo Capital PLC (b)	0.45	11/18/11	5,996,400
4,200,000	General Mills, Inc.	0.22	10/24/11	4,199,410
5,000,000	Harris Corp.	0.33	10/06/11	4,999,771
5,000,000	Hasbro, Inc. (b)	0.37	10/04/11	4,999,846
5,000,000	Kellogg Co.	0.22	10/11/11	4,999,694
5,000,000	Kraft Foods, Inc.	0.35	10/21/11	4,999,028
5,000,000	Marriott International, Inc.	0.33	10/05/11	4,999,817
5,475,000	NBCUniversal Media, LLC	0.35	10/12/11	5,474,414
5,000,000	Omincom Capital, Inc.	0.34	10/17/11	4,999,339
4,748,000	Reed Elsevier, Inc. (b)	0.38	10/12/11	4,747,449
2,865,000	Reed Elsevier, Inc.	0.40	10/19/11	2,864,427
3,000,000	Sara Lee Corp.	0.30	10/04/11	2,999,925
2,000,000	Sara Lee Corp.	0.30	10/12/11	1,999,817
5,000,000	Tesco PLC	0.42	10/24/11	4,998,658
5,000,000	UnitedHealth Group, Inc.	0.37	10/03/11	4,999,897
5,000,000	VF Corp.	0.40	10/17/11	4,999,111
4,966,000	VW Credit, Inc.	0.35	10/04/11	4,965,855
Total Commercial Paper (Cost $102,659,683)	102,659,683
Total Short-Term Investments (Cost $102,659,683)	102,659,683

Contracts	Security Description	Strike Price	Exp. Date	Value
Purchased Options - 1.6%
Call Options Purchased - 0.3%
207	Goldcorp, Inc.	$57.50	01/12	28,359
31	Hess Corp.	90.00	01/12	326
675	Kinross Gold Corp.	17.50	01/13	163,687
442	Market Vectors - Gold Miners ETF	70.00	01/12	57,902
272	Newmont Mining Corp.	65.00	01/12	136,000
484	Petroleo Brasileiro SA, ADR	45.00	01/13	9,680
6,471	ProShares UltraShort 20+ Year Treasury	22.00	12/11	517,680
4,309	SPDR S&P 500 ETF Trust	130.00	12/11	417,973
856	Sunoco, Inc.	45.00	01/12	23,968
198	Sunoco, Inc.	40.00	01/13	58,410
Total Call Options Purchased (Premiums Paid $1,741,760)	1,413,985

Put Options Purchased - 1.3%
163	Amazon.com, Inc.	170.00	01/12	140,180
501	AutoNation, Inc.	33.00	01/12	185,370
96	AutoZone, Inc.	290.00	01/12	86,400
157	AutoZone, Inc.	250.00	01/12	52,595
275	Buffalo Wild Wings, Inc.	55.00	12/11	112,750
4,308	CBOE Binary Volatility	25.00	10/11	12,924
48	Chipotle Mexican Grill, Inc.	300.00	01/12	151,200
117	Chipotle Mexican Grill, Inc.	240.00	01/12	145,665
8,690	CurrencyShares Euro Trust	135.00	01/12	5,127,100
597	Powershares QQQ	52.00	01/12	243,576
68	Salesforce.com, Inc.	125.00	01/12	142,664
383	Simon Property Group	105.00	01/12	322,486
645	SPDR S&P Retail ETF	44.00	01/12	233,812
207	VF Corp.	90.00	11/11	25,358
213	VF Corp.	105.00	02/12	145,905
Total Put Options Purchased (Premiums Paid $4,919,049)	7,127,985
Total Purchased Options (Premiums Paid $6,660,809)	8,541,970
Total Long Positions - 76.6% (Cost $438,613,101)*	$419,589,150
Total Short Positions - (20.7)% (Cost $(119,127,231))*	(113,348,848)
Total Written Options - (0.2)% (Premiums Received $(1,151,888))*	(1,347,248)
Other Assets & Liabilities, Net – 44.3%	242,582,318
Net Assets – 100.0%	$547,475,372

See Notes to Financial Statements.	51	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2011

Shares	Security Description	Value
Short Positions - (20.7)%
Common Stock - (14.1)%
Consumer Discretionary - (9.4)%
(15,122)	Abercrombie & Fitch Co.	$(930,910)
(11,090)	Amazon.com, Inc.	(2,397,991)
(17,023)	Apollo Group, Inc., Class A	(674,281)
(107,979)	Asbury Automotive Group, Inc.	(1,780,574)
(74,759)	AutoNation, Inc.	(2,450,600)
(12,942)	AutoZone, Inc.	(4,130,957)
(59,669)	BJ's Restaurants, Inc.	(2,632,000)
(33,450)	BorgWarner, Inc.	(2,024,728)
(14,373)	Brinker International, Inc.	(300,683)
(52,689)	Buffalo Wild Wings, Inc.	(3,150,802)
(6,623)	Chipotle Mexican Grill, Inc.	(2,006,438)
(27,514)	Dillard's, Inc., Class A	(1,196,309)
(60,591)	Dollar General Corp.	(2,287,916)
(136,350)	Domino's Pizza, Inc.	(3,715,537)
(46,222)	Group 1 Automotive, Inc.	(1,643,192)
(101,849)	Hanesbrands, Inc.	(2,547,243)
(8,523)	ITT Educational Services, Inc.	(490,754)
(36,229)	Johnson Controls, Inc.	(955,359)
(30,308)	Lithia Motors, Inc., Class A	(435,829)
(48,177)	Ltd. Brands, Inc.	(1,855,296)
(24,150)	Lululemon Athletica, Inc.	(1,174,898)
(5,197)	Macy's, Inc.	(136,785)
(34,611)	Maidenform Brands, Inc.	(810,244)
(14,990)	Pinnacle Entertainment, Inc.	(136,109)
(2,044)	priceline.com, Inc.	(918,696)
(30,198)	PVH Corp.	(1,758,732)
(16,816)	Ralph Lauren Corp.	(2,181,035)
(67,150)	Six Flags Entertainment Corp.	(1,861,398)
(19,028)	Target Corp.	(933,133)
(5,550)	Tenneco, Inc.	(142,136)
(15,465)	Titan International, Inc.	(231,975)
(28,328)	VF Corp.	(3,442,419)
(51,334,959)

Consumer Staples - (1.5)%
(55,303)	Avon Products, Inc.	(1,083,939)
(7,769)	Diamond Foods, Inc.	(619,889)
(36,674)	Gartner, Inc.	(1,278,822)
(12,645)	Green Mountain Coffee Roasters, Inc.	(1,175,226)
(4,873)	Hansen Natural Corp.	(425,364)
(26,203)	Sanderson Farms, Inc.	(1,244,643)
(35,746)	Whole Foods Market, Inc.	(2,334,571)
(8,162,454)

Energy - (0.0)%
(2,670)	InterOil Corp.	(130,082)

Financial - (1.3)%
(71,212)	Federated Investors, Inc., Class B	(1,248,346)
(20,922)	Horace Mann Educators Corp.	(238,720)
(21,563)	Simon Property Group, Inc. REIT	(2,371,499)
(17,424)	State Street Corp.	(560,356)
(30,303)	The Bank of New York Mellon Corp.	(563,333)
(43,488)	The Macerich Co. REIT	(1,853,893)
(6,836,147)

Industrial - (1.1)%
(10,221)	Bristow Group, Inc.	(433,677)
(11,694)	CH Robinson Worldwide, Inc.	(800,688)
(8,155)	CNH Global NV	(213,987)
(23,307)	Cognex Corp.	(631,853)
(8,625)	Harbinger Group, Inc.	(43,729)
(55,294)	Old Dominion Freight Line, Inc.	(1,601,867)
(932)	Regal-Beloit Corp.	(42,294)
(32,863)	Sensata Technologies Holding NV	(869,555)
(24,472)	TAL International Group, Inc.	(610,332)
(16,108)	Tidewater, Inc.	(677,341)
(5,925,323)

Information Technology - (0.2)%
(9,863)	Salesforce.com, Inc.	(1,127,144)

Materials - (0.2)%
(19,034)	Clearwater Paper Corp.	(646,776)
(16,449)	Vale SA, ADR	(375,037)
(1,021,813)

Telecommunication Services - (0.4)%
(43,313)	American Tower Corp., Class A	(2,330,240)
(39,662)	Level 3 Communications, Inc.	(59,096)
(57,245)	Promotora de Informaciones SA, Class A	(62,122)
(2,451,458)
Total Common Stock (Cost $(80,363,219))	(76,989,380)

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - (4.1)%
Corporate Non-Convertible Bonds - (3.4)%
Consumer Discretionary - (2.4)%
$(578,000)	Hanesbrands, Inc.	6.38%	12/15/20	$(563,550)
(500,000)	Isle of Capri Casinos, Inc.	7.00	03/01/14	(456,875)
(2,737,000)	Levi Strauss & Co.	7.63	05/15/20	(2,559,095)
(500,000)	MGM Resorts International	7.63	01/15/17	(431,250)
(1,000,000)	Pinnacle Entertainment, Inc.	7.50	06/15/15	(967,500)
(1,851,000)	Pinnacle Entertainment, Inc.	8.75	05/15/20	(1,735,312)
(5,776,000)	PVH Corp.	7.38	05/15/20	(6,050,360)
(557,000)	Quiksilver, Inc.	6.88	04/15/15	(498,515)
(13,262,457)

Consumer Staples - (0.3)%
(1,548,000)	SUPERVALU, Inc.	8.00	05/01/16	(1,470,600)

Industrial - (0.1)%
(550,000)	Solo Cup Co.	8.50	02/15/14	(481,250)

Materials - (0.5)%
(2,000,000)	The Dow Chemical Co.	7.38	11/01/29	(2,532,972)

See Notes to Financial Statements.	52	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value
Telecommunication Services - (0.1)%
$(1,077,000)	Univision Communications, Inc.	8.50%	05/15/21	$(845,445)
Total Corporate Non-Convertible Bonds (Cost $(19,045,995))	(18,592,724)

U.S. Government & Agency Obligations - (0.7)%
U.S. Treasury Securities - (0.7)%
(3,000,000)	U.S. Treasury Bond	4.38	05/15/40	(3,862,038)
Total U.S. Government & Agency Obligations (Cost $(3,177,815))	(3,862,038)
Total Fixed Income Securities (Cost $(22,223,810))	(22,454,762)

Shares	Security Description	Value
Investment Companies - (2.5)%
(56,818)	Eaton Vance Senior Floating-Rate Trust	(807,384)
(85,024)	Industrial Select Sector SPDR Fund	(2,483,551)
(25,074)	iShares iBoxx $ High Yield Corporate Bond Fund	(2,074,372)
(143,695)	iShares MSCI Germany Index Fund	(2,628,182)
(49,621)	iShares Russell 2000 Index Fund	(3,188,149)
(12,140)	Market Vectors Agribusiness ETF	(524,812)
(15,026)	SPDR S&P 500 ETF Trust	(1,700,492)
(11,630)	SPDR S&P Oil & Gas Exploration & Production ETF	(497,764)
Total Investment Companies (Cost $(16,540,202))	(13,904,706)
Total Short Positions - (20.7)% (Cost $(119,127,231))	$(113,348,848)

See Notes to Financial Statements.	53	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - (0.2)%
Call Options Written - (0.0)%
(309)	Cameco Corp.	$26.00	01/12	$(10,197)
(6,471)	ProShares UltraShort 20+ Year Treasury	26.00	12/11	(168,246)
Total Call Options Written (Premiums Received $(311,796))	(178,443)

Put Options Written - (0.2)%
(8,690)	CurrencyShares Euro Trust	120.00	01/12	(1,168,805)
Total Put Options Written (Premiums Received $(840,092))	(1,168,805)
Total Written Options - (0.2)% (Premiums Received $(1,151,888))	$(1,347,248)

See Notes to Financial Statements.	54	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

ADR	American Depository Receipt
ETF	Exchange Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $3,730,632 or 0.7% of net assets.
(d)	Subject to call option written by the Fund.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $9,449,116 or 1.7% of net assets.
(f)	Rate presented is yield to maturity.

A summary of outstanding credit default swap agreements held by the Fund at September 30, 2011, is as follows:

Counterparty	Reference Entity / Obligation	Buy / Sell Protection	Receive (Pay) Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Capital One Financial Corp., 5.25%, 02/21/17	Buy	(1.00)%	03/20/17	$5,000,000	$(121)
Deutsche Bank Alex Brown, Inc.	Capital One Financial Corp., 5.25%, 02/21/17	Buy	(1.00)	03/20/17	5,000,000	7,157
Citibank Group	Carnival Corp., 6.65%, 01/15/28	Buy	(1.00)	03/20/17	5,000,000	68,442
Royal Bank of Scotland	Carnival Corp., 6.65%, 01/15/28	Buy	(1.00)	03/20/17	5,000,000	60,946
Deutsche Bank Alex Brown, Inc.	ConAgra Foods, Inc., 7.00%, 10/01/28	Buy	(1.00)	03/20/17	15,000,000	(75,684)
BNP Paribas	Darden Restaurants, Inc., 6.00%, 08/15/35	Buy	(1.00)	03/20/17	5,000,000	53,645
Deutsche Bank Alex Brown, Inc.	Darden Restaurants, Inc., 6.00%, 08/15/35	Buy	(1.00)	03/20/17	5,000,000	41,139
Deutsche Bank Alex Brown, Inc.	Dover Corp., 4.88%, 10/15/15	Buy	(1.00)	12/20/17	5,000,000	32,778
Barclays	Eastman Chemical Co., 7.60%, 02/01/27	Buy	(1.00)	12/20/16	5,000,000	101,658
Barclays	Eastman Chemical Co., 7.60%, 02/01/27	Buy	(1.00)	03/20/17	5,000,000	29,550
Barclays	Fortune Brands, Inc., 5.38%, 01/15/16	Buy	(1.00)	12/20/16	5,000,000	(13,808)
BNP Paribas	Fortune Brands, Inc., 5.38%, 01/15/16	Buy	(1.00)	03/20/17	5,000,000	(11,806)
Citibank Group	Fortune Brands, Inc., 5.38%, 01/15/16	Buy	(1.00)	12/20/16	5,000,000	(4,250)
Barclays	Gatx Corp., 6.00%, 02/15/18	Buy	(1.00)	03/20/17	10,000,000	436,185
Deutsche Bank Alex Brown, Inc.	Home Depot, Inc., 5.88%, 12/16/36	Buy	(1.00)	09/20/17	5,000,000	(23,764)
Deutsche Bank Alex Brown, Inc.	Home Depot, Inc., 5.88%, 12/16/36	Buy	(1.00)	03/20/17	5,000,000	(19,610)
Barclays	Kimco Realty Corp., 5.98%, 07/30/12	Buy	(1.00)	12/20/16	10,000,000	825,023
Barclays	Kimco Realty Corp., 5.98%, 07/30/12	Buy	(1.00)	03/20/17	5,000,000	378,752
BNP Paribas	Kohl's Corp., 6.25%, 12/15/17	Buy	(1.00)	06/20/17	10,000,000	311,751
Royal Bank of Scotland	Kohl's Corp., 6.25%, 12/15/17	Buy	(1.00)	03/20/17	5,000,000	56,609
Deutsche Bank Alex Brown, Inc.	Lowe's Cos Inc, 5.40%, 10/15/16	Buy	(1.00)	03/20/17	10,000,000	(17,972)
Deutsche Bank Alex Brown, Inc.	Lowe's Cos Inc, 5.40%, 10/15/16	Buy	(1.00)	09/20/17	5,000,000	(10,412)

See Notes to Financial Statements.	55	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

Counterparty	Reference Entity / Obligation	Buy / Sell Protection	Receive (Pay) Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Macy's Retail Holdings, Inc., 7.45%, 07/15/17	Buy	(1.00)%	12/20/16	$10,000,000	$227,698
BNP Paribas	Macy's Retail Holdings, Inc., 7.45%, 07/15/17	Buy	(1.00)	09/20/17	5,000,000	135,529
Deutsche Bank Alex Brown, Inc.	Markit CDX North America Investment Grade Index, Series 17, 12/20/16	Sell	1.00	12/20/16	(10,000,000)	(325)
Royal Bank of Scotland	Marriott International, Inc., 5.81%, 11/10/15	Buy	(1.00)	12/20/16	10,000,000	267,185
Barclays	Nordstrom, Inc., 6.95%, 03/15/28	Buy	(1.00)	12/20/16	5,000,000	(18,387)
BNP Paribas	Nordstrom, Inc., 6.95%, 03/15/28	Buy	(1.00)	12/20/16	10,000,000	52,426
BNP Paribas	Nordstrom, Inc., 6.95%, 03/15/28	Buy	(1.00)	09/20/17	5,000,000	89,297
Royal Bank of Scotland	Nordstrom, Inc., 6.95%, 03/15/28	Buy	(1.00)	12/20/16	5,000,000	(6,368)
Barclays	Ryder System, Inc., 6.95%, 12/01/25	Buy	(1.00)	12/20/16	5,000,000	76,756
Barclays	Ryder System, Inc., 6.95%, 12/01/25	Buy	(1.00)	06/20/17	5,000,000	109,450
Barclays	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	12/20/16	15,000,000	500,467
Barclays	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	06/20/17	5,000,000	198,214
BNP Paribas	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	06/20/17	5,000,000	187,113
Deutsche Bank Alex Brown, Inc.	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	12/20/16	5,000,000	134,521
Royal Bank of Scotland	Southwest Airlines Co., 5.25%, 10/01/14	Buy	(1.00)	12/20/16	5,000,000	26,465
Barclays	Starwood Hotels & Resorts Worldwide Inc, 6.75%, 05/15/18	Buy	(1.00)	12/20/16	5,000,000	255,441
Deutsche Bank Alex Brown, Inc.	Starwood Hotels & Resorts Worldwide Inc, 6.75%, 05/15/18	Buy	(1.00)	12/20/16	5,000,000	241,658
						$4,703,348

At September 30, 2011, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
(700)	Russell 2000 Mini Future	12/16/11	$(49,360,040)	$4,455,040
(50)	S&P 500 Emini Future	12/16/11	(2,983,000)	168,000
$(52,343,040)	$4,623,040

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$33,031,856
Gross Unrealized Depreciation	(46,472,784)
Net Unrealized Depreciation	$(13,440,928)

See Notes to Financial Statements.	56	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$44,101,864	$-	$-	$44,101,864
Consumer Staples	16,702,322	-	-	16,702,322
Energy	55,514,004	-	-	55,514,004
Financial	36,247,699	-	394,614	36,642,313
Healthcare	861,157	-	-	861,157
Industrial	16,407,617	-	-	16,407,617
Information Technology	8,739,981	-	-	8,739,981
Materials	32,167,678	-	-	32,167,678
Telecommunication Services	15,427,580	-	-	15,427,580
Preferred Stock
Consumer Discretionary	4,355,778	-	53,200	4,408,978
Asset Backed Obligations	-	1,691,622	-	1,691,622
Corporate Convertible Bonds	-	23,250,551	1,485,519	24,736,070
Corporate Non-Convertible Bonds	-	24,170,673	1,797,299	25,967,972
Syndicated Loans	-	3,574,131	-	3,574,131
U.S. Government & Agency Obligations	-	15,999,738	-	15,999,738
Rights	843,189	-	-	843,189
Warrants	2,349,502	-	-	2,349,502
Investment Companies	2,251,779	-	-	2,251,779
Commercial Paper	-	102,659,683	-	102,659,683
Purchased Options	8,541,970	-	-	8,541,970
Total Investments At Value	$244,512,120	$171,346,398	$3,730,632	$419,589,150
Other Financial Instruments**
Credit Default Swaps	-	4,905,855	-	4,905,855
Futures	4,623,040	-	-	4,623,040
Total Other Financial Instruments**	$4,623,040	$4,905,855	$-	$9,528,895
Total Assets	$249,135,160	$176,252,253	$3,730,632	$429,118,045

Liabilities
Securities Sold Short
Common Stock	(76,989,380)	-	-	(76,989,380)
Corporate Non-Convertible Bonds	-	(18,592,724)	-	(18,592,724)
U.S. Government & Agency Obligations	-	(3,862,038)	-	(3,862,038)
Investment Companies	(13,904,706)	-	-	(13,904,706)
Total Securities Sold Short	$(90,894,086)	$(22,454,762)	$-	$(113,348,848)
Other Financial Instruments**
Written Options	(1,347,248)	-	-	(1,347,248)
Credit Default Swaps	-	(202,507)	-	(202,507)
Total Other Financial Instruments**	$(1,347,248)	$(202,507)	$-	$(1,549,755)
Total Liabilities	$(92,241,334)	$(22,657,269)	$-	$(114,898,603)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at period end.

See Notes to Financial Statements.	57	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2011

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

	Common Stock	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non- Convertible Bonds

Balance as of 03/31/11	$-	$264,546	$-	$-
Accrued Accretion / (Amortization)	-	(601)	-	-
Realized Gain / (Loss)	-	13,177	-	-
Change in Unrealized Appreciation / (Depreciation)	-	(17,183)	-	-
Purchases	-	53,308	-	-
Sales	-	(313,247)	-	-
Transfers In / (Out)	447,814	-	1,485,519	1,797,299
Balance as of 09/30/11	$447,814	$-	$1,485,519	$1,797,299
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/11 ***	$(144,165)	$(17,183)	$(79,010)	$(291,546)

*** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	58	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $2,685,598,296 and $438,613,101, respectively)	$2,664,048,518	$419,589,150
Deposits with brokers	1,530,612,054	146,590,775
Cash	639,522,579	102,161,294
Foreign currency (Cost $571,697 and $1,600,686, respectively)	545,040	1,526,712
Receivables:
Fund shares sold	17,113,593	1,224,233
Investment securities sold	1,926,323	8,050,145
Dividends and interest	10,749,863	1,151,987
Trustees’ fees and expenses	14,963	3,039
Variation margin	11,381,452	1,524,625
Compliance services fees	-	92
Swap premiums paid	-	3,378,039
Unrealized gain on swap agreements	-	4,905,855
Prepaid expenses	81,145	16,438
Total Assets	4,875,995,530	690,122,384

LIABILITIES
Swap premiums received	1,482,272	411,917
Unrealized loss on swap agreements	28,981	202,507
Payables:
Securities sold short, at value (Cost $1,538,305,073 and $119,127,231, respectively)	1,294,123,963	113,348,848
Call options written, at value (Premiums received $2,594,564 and $311,796, respectively)	1,991,080	178,443
Put options written, at value (Premiums received $26,572,937 and $840,092, respectively)	41,816,307	1,168,805
Investment securities purchased	24,327,481	24,533,483
Fund shares redeemed	5,922,019	789,920
Dividends and interest on securities sold short	1,537,330	609,289
Variation margin	115,799	-
Other	47,938	49,141
Accrued Liabilities:
Investment adviser fees	4,534,696	1,249,607
Fund services fees	291,403	64,009
Compliance services fees	5,487	-
Other expenses	241,101	41,043
Total Liabilities	1,376,465,857	142,647,012

NET ASSETS	$3,499,529,673	$547,475,372

See Notes to Financial Statements.	59	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$3,344,043,210	$547,961,759
Distributions in excess of net investment income	(14,492,691)	(6,889,457)
Accumulated net realized gain (loss)	(73,209,495)	10,599,552
Net unrealized appreciation (depreciation)	243,188,649	(4,196,482)
NET ASSETS	$3,499,529,673	$547,475,372

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	307,466,062	46,464,836
R Shares	8,935,589	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $3,400,622,048 and $547,475,372, respectively)	$11.06	$11.78
R Shares (based on net assets of $98,907,625 and $0, respectively)	$11.07	$-

See Notes to Financial Statements.	60	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $28,867 and $47,793, respectively)	$16,877,739	$1,451,103
Interest income	10,175,572	2,725,589
Total Investment Income	27,053,311	4,176,692

EXPENSES
Investment adviser fees	27,367,704	7,888,493
Investment adviser expense reimbursements recouped	-	14,384
Fund services fees	581,195	278,998
Transfer agent fees:
Institutional Shares	695,013	-
R Shares	92,322	-
Distribution fees:
R Shares	124,334	-
Custodian fees	242,258	129,610
Registration fees:
Institutional Shares	90,352	43,467
R Shares	11,398	-
Professional fees	91,564	32,914
Trustees' fees and expenses	54,211	8,471
Compliance services fees	34,108	10,741
Dividend and interest expense on securities sold short	10,432,656	909,816
Interest expense	582,182	325,825
Miscellaneous expenses	219,462	55,102
Total Expenses	40,618,759	9,697,821

NET INVESTMENT LOSS	(13,565,448)	(5,521,129)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	53,344,539	5,944,785
Foreign currency transactions	4,345	(226,633)
Futures	66,662,296	7,629,608
Securities sold short	(40,680,595)	(1,559,138)
Written options	8,307,485	(2,070,605)
Swaps	95,863	288,849
Net realized gain	87,733,933	10,006,866

See Notes to Financial Statements.	61	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2011

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$(399,178,049)	$(60,013,605)
Foreign currency translations	(51,337)	(114,646)
Futures	50,393,839	6,481,540
Securities sold short	383,316,001	13,776,958
Written options	(22,331,004)	(579,294)
Swaps	(323,159)	5,497,143
Net change in unrealized appreciation (depreciation)	11,826,291	(34,951,904)
NET REALIZED AND UNREALIZED GAIN (LOSS)	99,560,224	(24,945,038)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$85,994,776	$(30,466,167)

See Notes to Financial Statements.	62	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2010	$2,210,108,765		$285,638,742

OPERATIONS
Net investment loss	(6,412,112)		(4,337,257)
Net realized gain (loss)	(21,221,572)		16,631,169
Net change in unrealized appreciation (depreciation)	76,667,074		12,499,902
Increase in Net Assets Resulting from Operations	49,033,390		24,793,814

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(11,911,986)		-
R Shares	(90,854)		-
Net realized gain	-		(6,614,816)
Total Distributions to Shareholders	(12,002,840)		(6,614,816)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,857,639,669	172,773,736	388,035,006	31,630,757
R Shares	41,103,425	3,817,934	-	-
Reinvestment of distributions:
Institutional Shares	8,840,490	823,347	6,287,899	513,717
R Shares	83,186	7,660	-	-
Redemption of shares:
Institutional Shares	(718,415,256)	(66,762,107)	(105,013,438)	(8,620,001)
R Shares	(34,402,834)	(3,186,259)	-	-
Increase in Net Assets from Capital Share Transactions	1,154,848,680	107,474,311	289,309,467	23,524,473
Increase in Net Assets	1,191,879,230		307,488,465

NET ASSETS MARCH 31, 2011 (Including line (a))	$3,401,987,995		$593,127,207

See Notes to Financial Statements.	63	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2011 (Including line (a))	$3,401,987,995		$593,127,207

OPERATIONS
Net investment loss	(13,565,448)		(5,521,129)
Net realized gain	87,733,933		10,006,866
Net change in unrealized appreciation (depreciation)	11,826,291		(34,951,904)
Increase (Decrease) in Net Assets Resulting from Operations	85,994,776		(30,466,167)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(5,630,867)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	690,003,824	63,339,642	124,398,037	10,216,638
R Shares	14,611,119	1,335,446	-	-
Reinvestment of distributions	3,991,581	366,536	-	-
Redemption of shares:
Institutional Shares	(671,568,456)	(61,696,183)	(139,583,705)	(11,539,016)
R Shares	(19,860,299)	(1,817,839)	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	17,177,769	1,527,602	(15,185,668)	(1,322,378)
Increase (Decrease) in Net Assets	97,541,678		(45,651,835)

NET ASSETS SEPTEMBER 30, 2011 (Including line (b))	$3,499,529,673		$547,475,372

(a) Undistributed (distributions in excess of) net investment income March 31, 2011	$4,703,624		$(1,368,328)

(b) Distributions in excess of net investment income September 30, 2011	$(14,492,691)		$(6,889,457)

See Notes to Financial Statements.	64	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
			For the Years Ended March 31,
	For the Six Months Ended September 30, 2011		2011		2010		2009		2008		2007
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$10.80		$10.66		$8.79		$10.52		$10.62		$10.29
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.04)		(0.02)		0.10		0.08		0.16		0.26
Net realized and unrealized
gain (loss)	0.32		0.20		1.91		(1.38)		(0.11)		0.29
Total from Investment
Operations	0.28		0.18		2.01		(1.30)		0.05		0.55
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.02)		(0.04)		(0.14)		(0.08)		(0.15)		(0.22)
Net realized gain	—		—		—	(b)	(0.35)		—		—	(b)
Total Distributions to
Shareholders	(0.02)		(0.04)		(0.14)		(0.43)		(0.15)		(0.22)
REDEMPTION FEES (a)	—		—		—		—		—		—	(b)
NET ASSET VALUE, End
of Period	$11.06		$10.80		$10.66		$8.79		$10.52		$10.62
TOTAL RETURN	2.58	%(c)	1.73%		22.95%		(12.41)%		0.41%		5.38%
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$3,400,622		$3,300,120		$2,116,412		$786,766		$856,441		$196,602
Ratios to Average Net Assets:
Net investment income (loss)	(0.78	)%(d)	(0.20)%		0.98%		0.78%		1.50%		2.46%
Net expense (e)	1.72	%(d)	1.73%		1.78%		1.81%		1.88%		1.95%
Dividend and interest expense	0.65	%(d)	0.53%		0.34%		0.50%		0.50%		0.43%
Gross expense	2.37	%(d)	2.26	%(f)	2.12	%(f)	2.31	%(f)	2.38	%(f)	2.44	%(f)
PORTFOLIO TURNOVER RATE	77	%(c)	192%		114%		133%		553%		424%

(a)		Calculated based on average shares outstanding during the period.
(b)		Less than $0.01 per share.
(c)		Not annualized.
(d)		Annualized.
(e)		Excludes dividend and interest expense.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	65	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
			For the Years Ended March 31,
	For the Six Months Ended September 30, 2011		2011		2010		2009		2008		2007
R SHARES (a)
NET ASSET VALUE, Beginning
of Period	$10.82		$10.67		$8.82		$10.55		$10.63		$10.28
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.07)		(0.10)		0.05		0.04		0.13		0.22
Net realized and unrealized
gain (loss)	0.32		0.26		1.91		(1.39)		(0.13)		0.30
Total from Investment
Operations	0.25		0.16		1.96		(1.35)		—		0.52
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.01)		(0.11)		(0.03)		(0.08)		(0.17)
Net realized gain	—		—		—	(c)	(0.35)		—		—	(c)
Total Distributions to
Shareholders	—		(0.01)		(0.11)		(0.38)		(0.08)		(0.17)
REDEMPTION FEES (b)	—		—		—		—		—		—	(c)
NET ASSET VALUE, End
of Period	$11.07		$10.82		$10.67		$8.82		$10.55		$10.63
TOTAL RETURN	2.31	%(e)	1.49%		22.28%		(12.73)%		0.01	%(d)	5.12	%(d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$98,908		$101,868		$93,696		$27,600		$32,106		$36,613
Ratios to Average Net Assets:
Net investment income (loss)	(1.24	)%(f)	(0.95)%		0.52%		0.37%		1.17%		2.07%
Net expense (g)	2.14	%(f)	2.11%		2.22%		2.23%		2.25%		2.25%
Dividend and interest expense	0.64	%(f)	0.53%		0.34%		0.50%		0.48%		0.41%
Gross expense	2.78	%(f)	2.64	%(h)	2.56	%(h)	2.73	%(h)	2.76	%(h)	2.78	%(h)
PORTFOLIO TURNOVER RATE	77	%(e)	192%		114%		133%		553%		424%

(a)
Effective July 31, 2009, C Shares were reclassified as R Shares.  For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%.  For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

(b)		Calculated based on average shares outstanding during the period.
(c)		Less than $0.01 per share.
(d)		Total return excludes the effect of the applicable sales load.
(e)		Not annualized.
(f)		Annualized.
(g)		Excludes dividend and interest expense.
(h)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	66	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Six Months Ended September 30, 2011	2011	2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$12.41	$11.77	$10.57	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.12)	(0.13)	(0.11)	0.04
Net realized and unrealized
gain (loss)	(0.51)	0.95	2.11	0.55
Total from Investment
Operations	(0.63)	0.82	2.00	0.59
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	(0.01)	(0.02)
Net realized gain	—	(0.18)	(0.75)	—	(c)
Return of capital	—	—	(0.04)	—
Total Distributions to
Shareholders	—	(0.18)	(0.80)	(0.02)
NET ASSET VALUE, End
of Period	$11.78	$12.41	$11.77	$10.57
TOTAL RETURN	(5.08	)%(d)	6.98%	19.00%	5.95	%(d)
RATIOS/SUPPLEMENTARY
DATA
Net Assets at End of
Period (000's omitted)	$547,475	$593,127	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(1.93	)%(e)	(1.05)%	(0.90)%	0.84	%(e)
Net expense (f)	2.95	%(e)	2.95%	2.95%	2.95	%(e)
Dividend and interest expense	0.43	%(e)	0.42%	0.46%	0.05	%(e)
Gross expense	3.38	%(e)	3.42	%(g)	3.66	%(g)	3.82	%(e)(g)
PORTFOLIO TURNOVER RATE	292	%(d)	630%	597%	281	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes dividend and interest expense.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	67	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Note 1. Organization

The Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. The Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. The Absolute Opportunities Fund currently offers Institutional Shares. The Absolute Opportunities Fund commenced operations on October 21, 2008. The Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

68	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2011, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distribution from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The volume of open currency positions may vary on a daily basis as each Fund transacts forward currency contracts in order to achieve the exposure desired by the adviser. The Absolute Strategies Fund and Absolute Opportunities Fund entered into an aggregated total notional value of $87,162,780 and $905,879, respectively, on forward currency contracts for the period ended September 30, 2011.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of September 30, 2011, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each

69	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $1,327,853,647 and $117,670,568 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the period ended September 30, 2011.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2011, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $16,741,318 and $49,449,660 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options during the period ended September 30, 2011.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of September 30, 2011, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into written options with a total value of $(23,647,356) and $(6,815,013) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, during the period ended September 30, 2011.

70	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Transactions in written options during the period ended September 30, 2011, were as follows:

Absolute Strategies
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2011	(12,867)	$(4,963,339)	(70,097)	$(24,636,005)
Options written	(5,077)	(2,780,692)	(45,954)	(20,866,664)
Options terminated in closing transactions	13,252	5,149,467	33,368	17,697,689
Options exercised	-	-	1,940	396,419
Options expired	-	-	2,810	835,624
Options Outstanding, September 30, 2011	(4,692)	$(2,594,564)	(77,933)	$(26,572,937)

Absolute Opportunities
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2011	(4,312)	$(339,502)	(12,453)	$(728,938)
Options written	(39,244)	(1,344,259)	(90,111)	(5,470,754)
Options terminated in closing transactions	28,082	1,277,843	62,848	4,811,676
Options exercised	-	-	-	-
Options expired	8,694	94,122	31,026	547,924
Options Outstanding, September 30, 2011	(6,780)	$(311,796)	(8,690)	$(840,092)

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

71	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2011, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. The Absolute Opportunities Fund entered into a total notional amount of $315,000,000 on credit default swap agreements during the period ended September 30, 2011.  The Absolute Strategies Fund did not enter into any credit default swaps for the period ended September 30, 2011.

Derivatives Transactions - Each Fund’s use of derivatives during the period ended September 30, 2011, was limited to credit default swaps, options, forward currency contracts and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Unrealized gain on swap agreements	$-	Unrealized loss on swap agreements	$(28,981)

	Swap premiums paid	-	Swap premiums received	(1,482,272)

Equity contracts
	Receivable-Variation margin	10,652,500	Payable-Variation margin	-

	Total investments, at value	72,047,472

			Call options written, at value	(1,991,080)

			Put options written, at value	(41,816,307)

Interest contracts
	Receivable-Variation margin	728,952	Payable-Variation margin	(115,799)

72	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Absolute Opportunities Fund

Credit contracts
	Unrealized gain on swap agreements	$4,905,855	Unrealized loss on swap agreements	$(202,507)

	Swap premiums paid	3,378,039	Swap premiums received	(411,917)

Equity contracts
	Receivable-Variation margin	1,524,625	Payable-Variation margin	-

	Total investments, at value	8,541,970

			Call options written, at value	(178,443)

			Put options written, at value	(1,168,805)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2011, by each Fund are recorded in the following locations on the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Fund Contract Type/Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) - Swaps	$95,863	$(323,159)

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	17,910,770	47,336,730

73	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Absolute Strategies Fund - continued

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	$(127,270)	$14,365,158

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	8,307,485	(22,331,004)

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	42,658	-

Interest contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	48,751,526	3,057,109

Absolute Opportunities Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	288,849	5,497,143

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	7,629,608	6,481,540

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	5,636,415	4,556,972

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	(2,070,605)	(579,294)

74	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of September 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Absolute Strategies Fund's and Absolute Opportunities Fund’s federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

75	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through at least July 31, 2012. There were no fees waived for the period ended September 30, 2011.

The Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period October 21, 2008 (commencement of operations) through September 30, 2011, the Adviser waived fees and/or reimbursed expenses as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2009	$181,968	March 31, 2012	$14,384
March 31, 2010	$327,552	March 31, 2013	$-
March 31, 2011	$95,814	March 31, 2014	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2011, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$2,144,844,838	$1,966,504,645	$27,131,728	$77,083,011

76	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

The Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $8,912 for the period.

Absolute Opportunities Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$872,480,375	$845,968,492	$5,536,303	$9,910,780

Note 6. Federal Income Tax and Investment Transactions

As of March 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Absolute Strategies Fund	$5,630,149	$-	$(84,017,979)	$153,510,384	$75,122,554
Absolute Opportunities Fund	368,769	3,625,578	(37,707)	26,023,140	29,979,780

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to credit default swaps, wash sales, post October losses, passive foreign investment holdings, real estate investment trusts, partnerships, grantor trusts, constructive sales, straddles, short dividend adjustments, loss deferral on covers, convertible bond premium adjustments, contingent payment debt instruments, futures mark-to-market and registered investment companies.

For tax purposes, the prior year post-October loss was $4,658,787 and $37,707 (realized during the period November 1, 2010 through March 31, 2011) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2011.

As of March 31, 2011, the Absolute Strategies Fund had capital loss carryforwards to offset future capital gains of $72,532,769 and 6,826,423, expiring in 2018 and 2019, respectively.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. ASU No. 2010-06 is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated ASU No. 2010-06 and has determined that it did not have a significant impact on the reporting of the Funds' financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

77	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Note 8. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting each Fund. In general, the provisions of the Modernization Act will be effective for the Funds' fiscal year ending March 31, 2012. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company. Relevant information regarding the impact of the Modernization Act on each Fund, if any, will be included in the March 31, 2012 annual report.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

78	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2011

Investment Advisory Agreement Approval

At the June 24, 2011 Board meeting, the Board, including the Independent Trustees, considered the approval of a sub-advisory agreement (“Sub-advisory Agreement”) for the Absolute Opportunities Fund with Pine Cobble Capital, LLC (“Pine Cobble” or “Sub-Adviser”).  In evaluating the Sub-advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser, the Sub-Adviser and the administrator, including information regarding the Sub-Adviser’s personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Absolute Opportunities Fund by the Sub-Adviser, including information on the investment performance of the Sub-Adviser; (2) the costs of the services to be provided and profitability to the Sub-Adviser with respect to its relationship with the Absolute Opportunities Fund; (3) the advisory fee and total expense ratio of the Absolute Opportunities Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Absolute Opportunities Fund grows and whether the advisory fee would enable the Absolute Opportunities Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Sub-Adviser from its relationship with the Absolute Opportunities Fund.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and Pine Cobble and discussed Pine Cobble’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of Pine Cobble’s resources and the quality of services to be provided by Pine Cobble under the Sub-advisory Agreement between the Adviser and Pine Cobble. Additionally, the Board considered information regarding the experience and professional background of the portfolio managers and other personnel at Pine Cobble who would have principal investment responsibility for the portion of the Absolute Opportunities Fund’s investments to be managed by Pine Cobble; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Pine Cobble’s senior management and staff;  the quality of Pine Cobble’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of Pine Cobble.  The Board noted Pine Cobble’s representation that the firm is financially stable and able to provide investment advisory services to the Absolute Opportunities Fund.  The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Absolute Opportunities Fund by Pine Cobble under the Sub-advisory Agreement.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services to be provided and profits to be realized by Pine Cobble from its relationship with the Absolute Opportunities Fund, noting instead the arm’s-length nature of the relationship between the Adviser and Pine Cobble with respect to the negotiation of the advisory fee rate on behalf of the Absolute Opportunities Fund.  The Board concluded that Pine Cobble’s projected profitability was not a material factor in determining whether or not to approve the Sub-advisory Agreement because the Adviser, and not the Absolute Opportunities Fund, was responsible for paying the subadvisory fees due to Pine Cobble under the Subadvisory Agreement.

Performance

The Board reviewed Pine Cobble’s historical performance record.  In particular, the Board reviewed the unaudited performance of another, unregistered fund managed by Pine Cobble in a style similar but not identical to that to be employed on behalf of the Absolute Opportunities Fund (“Comparable Fund”).  The Board considered that the Comparable Fund outperformed the S&P 500 Index, the Absolute Opportunities Fund’s benchmark, and underperformed the Russell 2000 Index since its inception (July 2007) through April 2011, noting that the 2011 performance information presented was unaudited and subject to change.  In addition, the Board considered the

79	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2011

Adviser’s recommendation on behalf of Pine Cobble.  The Board determined that Pine Cobble’s management of its portion of the Absolute Opportunities Fund could benefit the Absolute Opportunities Fund and its shareholders.

Compensation

The Board reviewed Pine Cobble’s proposed compensation for providing subadvisory services to the Absolute Opportunities Fund and noted that the addition of Pine Cobble would not change the total management fee paid by the Absolute Opportunities Fund because the subadvisory fees are paid by the Adviser, and not the Absolute Opportunities Fund.  The Board considered that the total management fee paid by the Absolute Opportunities Fund had been compared to fee rates paid by other similarly managed mutual funds in connection with the Trustees’ annual approval of the Advisory Agreement between the Adviser and the Absolute Opportunities Fund on March 25, 2011.  Under these circumstances, the Board concluded that the proposed subadvisory fee rate to be paid to Pine Cobble was not a material factor to be considered in approving the Sub-advisory Agreement.

Economies of Scale

The Board considered whether the Absolute Opportunities Fund would benefit from any economies of scale. The Board noted that the proposed subadvisory fee rate contains breakpoints, but determined that because the Adviser, and not the Absolute Opportunities Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale.  As a result, the Board concluded that economies of scale were not a material factor in approving the Sub-advisory Agreement.

Other Benefits

The Board noted that although Pine Cobble stated it would not receive significant ancillary benefits as a result of its relationship with the Absolute Opportunities Fund, the Board considered the benefits to Pine Cobble of managing a portion of Absolute Opportunities Fund’s assets.  In this regard, the Board noted that the Absolute Opportunities Fund’s assets would constitute a significant portion of all assets managed by Pine Cobble and considered Pine Cobble’s representation that Pine Cobble may use soft dollars generated by the Absolute Opportunities Fund within the limitations set forth in Section 28(e) of the Securities and Exchange Act of 1934, as amended.  Based on the foregoing information, the Board concluded that any ancillary benefits which may accrue to Pine Cobble should benefit the Absolute Opportunities Fund and that they were not a material factor in approving the Sub-advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance and different Trustees may have given different weight to different factors.  The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Sub-advisory Agreement.  Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the overall subadvisory arrangement, as outlined in the Sub-advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment, and that approving the Sub-advisory Agreement was in the best interests of the Absolute Opportunities Fund’s shareholders.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

80	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2011

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011, through September 30, 2011.

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2011	September 30, 2011	Period*	Ratio*
Absolute Strategies
Institutional Shares
Actual	$1,000.00	$1,025.83	$12.00	2.37%
Hypothetical (5% return before taxes)	$1,000.00	$1,013.15	$11.93	2.37%
R Shares
Actual	$1,000.00	$1,023.10	$14.06	2.78%
Hypothetical (5% return before taxes)	$1,000.00	$1,011.10	$13.98	2.78%
Absolute Opportunities
Institutional Shares
Actual	$1,000.00	$949.23	$16.47	3.38%
Hypothetical (5% return before taxes)	$1,000.00	$1,008.10	$16.97	3.38%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

81	ABSOLUTE FUNDS

ABSOLUTE FUNDS

P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)

DISTRIBUTOR

212-SAR-0911

Beck, Mack & Oliver Funds

Beck, Mack & Oliver Global Equity Fund
Beck, Mack & Oliver Partners Fund

Semi-Annual Report

September 30, 2011
(Unaudited)

Beck, Mack & Oliver LLC

TABLE OF CONTENTS

Beck, Mack & Oliver Global Equity Fund
A Message to Our Shareholders	2
Performance Chart and Analysis	4
Portfolio Profile	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders	14
Performance Chart and Analysis	19
Portfolio Profile	20
Schedule of Investments	21
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25

Notes to Financial Statements	26
Additional Information	35

BECK, MACK & OLIVER GLOBAL EQUITY FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

Dear Fellow Shareholder:

Amid significant continued volatility in global markets, the Beck, Mack & Oliver Global Equity Fund (the “Global Equity Fund”) ended the third quarter of 2011 with a net asset value of $16.45 per share, and a six-month return through September 30th of -18.89% versus a -16.22% return for the Global Equity Fund’s benchmark, the MSCI World Index (“MSCI”)1 and a -13.78% return for the S&P 500 Index (“S&P 500”)2. For a longer term perspective, the Global Equity Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were as follows:

Average Annual Total Return as of 09/30/2011	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	-12.18%	-0.44%	-1.91%	5.34%
MSCI World Index	-4.35%	-0.07%	-2.23%	3.71%
S&P 500 Index	1.14%	1.23%	-1.18%	2.82%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Global Equity Fund’s annual operating expense ratio (gross) is 1.97%. However, the Global Equity Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2012. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.) See page 3 for additional disclosure.

The Global Equity Fund’s large exposure to Asian securities and its relatively underweighted exposure in U.S. securities were the causes for the Global Equity Fund’s underperformance relative to the MSCI World Index during the reporting period. Another bout of debt worries stemming from Europe had greater negative effect on equity prices outside of the United States, a relative safe haven (though not without its own problems from a longer-term fiscal perspective). The Global Equity Fund’s underweight in Europe, including zero direct exposure to European banks, was a positive influence on performance during the reporting period. The Global Equity Fund’s cash levels remained fairly high (generally greater than 7%) during the period.

The Global Equity Fund’s largest exposures from a geographic perspective continued to be Hong Kong and Canada. Despite poor stock price performance during the six-month period, the bulk of our companies made good progress in their respective businesses. We maintain that the portfolio of companies the Global Equity Fund owns are positioned well and have the potential to weather the market volatility and thrive during this time of global stress. The combination

1
The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 24 countries, including the United States. The Global Equity Fund’s returns include operating expenses and reinvested distributions. MSCI World Index and S&P 500 Index returns do not include expenses.

2	The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

2

BECK, MACK & OLIVER GLOBAL EQUITY FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

of low valuation, financial strength and the presence of an entrepreneurial management team that is aligned both financially and operationally with shareholders continues to be a common thread in most of our portfolio holdings. Other positive attributes include idiosyncratic elements, such as (depending on the case) a favorable tax situation at the holding’s domicile (Bermuda) and/or company specific (Leucadia National) level, or a potentially undervalued currency in which the security held by the Global Equity Fund and the income derived by the holding’s business are denominated (Hong Kong Dollars). Such attributes add to the “optionality” (multiple avenues of potential value creation) in a given holding and tend to be out of the mind’s eye of many typical investors both professional and private alike.

Our portfolio will continue to be dominated by securities displaying most if not all of these aforementioned characteristics, while we reserve a few portfolio slots for opportunistic, special situations that the Global Equity Fund’s size allows it to take advantage of.

Thank you for your continued support.

David E. Rappa                                                                                                  Peter A. Vlachos

Robert C. Beck

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Global Equity Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets.  The Global Equity Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Global Equity Fund managers as of September 30, 2011 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Global Equity Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

3

BECK, MACK & OLIVER GLOBAL EQUITY FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Global Equity Fund (the “Global Equity Fund”) compared with the performance of the benchmark, Morgan Stanley Capital International World Index “MSCI”, over the past ten fiscal periods.

The MSCI measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI includes the reinvestment of dividends and income. The total return of the Global Equity Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Global Equity Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Global Equity Fund’s prospectus, the annual operating expense ratio (gross) is 1.97%. However, the Global Equity Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25%, through at least July 31, 2012. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Global Equity Fund distributions or the redemption of Global Equity Fund shares. Returns greater than one year are annualized.
Beck, Mack & Oliver Global Equity Fund vs. MSCI

Investment Value on 09/30/11:
Beck, Mack & Oliver Global Equity Fund	$16,820
MSCI	$14,399
Average Annual Total Return as of 09/30/11:		One Year	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund		-12.18%	-1.91%	5.34%
MSCI		-4.35%	-2.23%	3.71%

4

BECK, MACK & OLIVER GLOBAL EQUITY FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2011

% of Total Investments

Financials	56.8%
Consumer Discretionary	14.8%
Consumer Staples	13.0%
Energy	6.7%
Industrials	5.6%
Healthcare	1.4%
Investment Companies	0.8%
Information Technology	0.3%
Options	0.3%
Foreign Government Bond	0.3%
100.0%

See Notes to Financial Statements.	5

BECK, MACK & OLIVER GLOBAL EQUITY FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value

Common Stock - 74.5%
Australia - 1.6%
196,100	GrainCorp, Ltd.	$1,366,315

Belgium - 3.4%
54,000	Anheuser-Busch InBev NV, ADR	2,860,920

Bermuda - 5.8%
32,000	Axis Capital Holdings, Ltd.	830,080
29,000	Enstar Group, Ltd. (a)	2,761,670
19,950	RenaissanceRe Holdings, Ltd.	1,272,810
		4,864,560
Brazil - 0.6%
101,845	BM&FBovespa SA	469,616

Canada - 17.3%
109,100	Brookfield Asset Management, Inc., Class A	3,017,194
68,140	Encana Corp.	1,308,969
3,935	Fairfax Financial Holdings, Ltd.	1,513,716
707,250	Huntingdon REIT	4,616,462
21,500	Imperial Oil, Ltd.	772,268
1,418,800	Petroamerica Oil Corp. (a)	155,704
2,034,200	Petromanas Energy, Inc. (a)	242,652
56,515	Suncor Energy, Inc.	1,443,195
144,000	Viterra, Inc.	1,416,777
		14,486,937
China - 0.4%
385,000	Minth Group, Ltd.	352,993

Hong Kong - 13.4%
141,300	Cheung Kong Holdings, Ltd.	1,553,186
500,000	First Pacific Co., Ltd.	444,950
171,000	Guoco Group, Ltd.	1,581,015
501,000	Hang Lung Properties, Ltd.	1,505,432
321,449	Henderson Land Development Co., Ltd.	1,463,308
80,000	Hopewell Holdings, Ltd.	230,629
25,400	Jardine Matheson Holdings, Ltd.	1,165,860
3,208,000	Value Partners Group, Ltd.	1,256,440
662,000	Wheelock & Co., Ltd.	1,976,462
		11,177,282
India - 0.3%
12,900	Financial Technologies India, Ltd.	214,065

Indonesia - 1.2%
84,288,000	Panin Financial Tbk PT (a)	1,035,621

Japan - 5.2%
9,800	Fanuc, Ltd.	1,376,041
69,800	Toyota Industries Corp.	2,063,322
30,500	Universal Entertainment Corp.	924,925
		4,364,288
Jordan - 1.1%
83,070	Arab Bank PLC	937,915

Malaysia - 2.4%
716,000	Genting Bhd	2,040,908

Mexico - 5.2%
18,500	Coca-Cola Femsa S.A.B. de C.V., ADR	1,641,505
8,100	Fomento Economico Mexicano S.A.B. de C.V., ADR	525,042
117,900	Grupo Televisa SA, ADR	2,168,181
		4,334,728
Republic Of South Korea - 1.1%
17,300	LG Corp.	886,991

Singapore - 0.7%
150,000	Genting Singapore PLC (a)	176,619
324,000	Global Logistic Properties, Ltd. (a)	409,986
		586,605
Spain - 0.5%
90,500	Promotora de Informaciones SA, ADR	400,915

Sweden - 1.5%
70,400	Investor AB, Class A	1,217,906

Switzerland - 0.5%
8,220	Nestle SA	454,349

Taiwan - 0.0%
18,942	Uni-President Enterprises Corp.	24,800

United States - 12.3%
15,500	Baxter International, Inc.	870,170
45,000	Berkshire Hathaway, Inc., Class B (a)	3,196,800
132,500	Leucadia National Corp.	3,005,100
68,000	Lowe's Cos., Inc.	1,315,120
800	Markel Corp. (a)	285,704
70,700	U.S. Bancorp	1,664,278
		10,337,172
Total Common Stock (Cost $64,958,627)	62,414,886

See Notes to Financial Statements.	6

BECK, MACK & OLIVER GLOBAL EQUITY FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value

Corporate Non-Convertible Bonds - 0.6%
United States - 0.6%
200,000	Cemex Finance, LLC (b)	9.50%	12/14/16	$147,000
200,000	United Refining Co.	10.50	02/28/18	189,000
200,000	Xinergy Corp. (b)	9.25	05/15/19	180,000

				516,000
Total Corporate Non-Convertible Bonds (Cost $566,318)	516,000

Foreign Government Bonds - 0.3%
Singapore - 0.3%
250,000	Singapore Government Bond (Cost $211,763)	1.63	04/01/13	195,545

Shares
Investment Companies - 0.6%
22,800	The India Fund, Inc. (Cost $611,199)	523,032

Contracts	Strike Price	Exp. Date
Call Options Purchased - 0.2%
500,000	Canadian Currency	$1.02	11/11	17,281
500,000	Canadian Currency	0.99	11/11	28,828
750,000	Canadian Currency	0.97	11/11	56,701
550,000	Canadian Currency	1.04	03/12	23,239
550,000	Canadian Currency	1.02	03/12	28,395
1,000,000	Canadian Currency	1.03	03/12	46,879
350,000	Japanese Currency	95.00	10/11	0
350,000	Japanese Currency	90.00	10/11	0
350,000	Japanese Currency	98.00	11/11	0
350,000	Japanese Currency	92.00	11/11	0
Total Call Options Purchased (Premiums Paid $102,043)	201,323

Total Investments - 76.2% (Cost $66,449,950)*	$63,850,786
Other Assets & Liabilities, Net – 23.8%	19,908,728
Net Assets – 100.0%	$83,759,514

ADR	American Depository Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. At the period end, the value of these securities amounted to $327,000 or 0.4% of net assets.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,578,751
Gross Unrealized Depreciation	(9,177,915)
Net Unrealized Depreciation	$(2,599,164)

See Notes to Financial Statements.	7

BECK, MACK & OLIVER GLOBAL EQUITY FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2011.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value:
Common Stock
Australia	$1,366,315	$-	$-	$1,366,315
Belgium	2,860,920	-	-	2,860,920
Bermuda	4,864,560	-	-	4,864,560
Brazil	469,616	-	-	469,616
Canada	14,486,937	-	-	14,486,937
China	352,993	-	-	352,993
Hong Kong	11,177,282	-	-	11,177,282
India	214,065	-	-	214,065
Indonesia	1,035,621	-	-	1,035,621
Japan	4,364,288	-	-	4,364,288
Jordan	937,915	-	-	937,915
Malaysia	2,040,908	-	-	2,040,908
Mexico	4,334,728	-	-	4,334,728
Republic Of South Korea	886,991	-	-	886,991
Singapore	586,605	-	-	586,605
Spain	400,915	-	-	400,915
Sweden	1,217,906	-	-	1,217,906
Switzerland	454,349	-	-	454,349
Taiwan	24,800	-	-	24,800
United States	10,337,172	-	-	10,337,172
Corporate Non-Convertible Bonds	-	516,000	-	516,000
Foreign Government Bonds	-	195,545	-	195,545
Investment Companies	523,032	-	-	523,032
Purchased Options	201,323	-	-	201,323
Total Investments At Value	$63,139,241	$711,545	$-	$63,850,786
Other Financial Instruments**
Forward Currency Contracts	-	536,560	-	536,560
Total Assets	$63,139,241	$1,248,105	$-	$64,387,346
Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(167,099)	-	(167,099)
Total Liabilities	$-	$(167,099)	$-	$(167,099)

**	Other Financial Instruments are derivative instruments not reflected in the Total Investments in Securities, such as forward currency contracts, which are valued at their market value at period end.

See Notes to Financial Statements.	8

BECK, MACK & OLIVER GLOBAL EQUITY FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Call Options Purchased

Balance as of 03/31/11	$9,444
Transfers Out	(9,444)
Balance as of 09/30/11	$-

See Notes to Financial Statements.	9

BECK, MACK & OLIVER GLOBAL EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

ASSETS
Total investments, at value (Cost $66,449,950)	$63,850,786
Cash	14,789,473
Foreign currency (Cost $1,304,720)	1,254,227
Receivables:
Fund shares sold	258
Investment securities sold	3,339,453
Dividends and interest	267,234
Trustees’ fees and expenses	553
Unrealized gain on forward currency contracts	536,560
Prepaid expenses	10,140
Total Assets	84,048,684

LIABILITIES
Unrealized loss on forward currency contracts	167,099
Payables:
Fund shares redeemed	8,000
Accrued Liabilities:
Investment adviser fees	63,157
Fund services fees	15,000
Compliance services fees	1,647
Other expenses	34,267
Total Liabilities	289,170

NET ASSETS	$83,759,514

COMPONENTS OF NET ASSETS
Paid-in capital	$87,604,476
Undistributed net investment income	765,923
Accumulated net realized loss	(2,334,861)
Net unrealized depreciation	(2,276,024)
NET ASSETS	$83,759,514
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,090,904
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$16.45
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	10

BECK, MACK & OLIVER GLOBAL EQUITY FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $104,415)	$1,291,491
Interest income (Net of foreign withholding taxes of $250)	10,862
Total Investment Income	1,302,353

EXPENSES
Investment adviser fees	752,294
Fund services fees	93,246
Custodian fees	32,107
Registration fees	8,857
Professional fees	26,428
Trustees' fees and expenses	1,506
Compliance services fees	10,336
Miscellaneous expenses	18,653
Total Expenses	943,427
Fees waived and expenses reimbursed	(316,517)
Net Expenses	626,910

NET INVESTMENT INCOME	675,443

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	572,644
Foreign currency transactions	(1,758,596)
Net realized loss	(1,185,952)
Net change in unrealized appreciation (depreciation) on:
Investments	(20,417,264)
Foreign currency translations	1,287,771
Net change in unrealized appreciation (depreciation)	(19,129,493)
NET REALIZED AND UNREALIZED LOSS	(20,315,445)
DECREASE IN NET ASSETS FROM OPERATIONS	$(19,640,002)

See Notes to Financial Statements.	11

BECK, MACK & OLIVER GLOBAL EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2011	For the Year Ended March 31, 2011
OPERATIONS
Net investment income	$675,443	$606,239
Net realized gain (loss)	(1,185,952)	4,138,210
Net change in unrealized appreciation (depreciation)	(19,129,493)	7,784,644
Increase (Decrease) in Net Assets Resulting from Operations	(19,640,002)	12,529,093

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(1,183,670)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,329,937	30,807,564
Reinvestment of distributions	-	1,066,235
Redemption of shares	(3,087,612)	(4,240,785)
Redemption fees	89	9,521
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,757,586)	27,642,535
Increase (Decrease) in Net Assets	(21,397,588)	38,987,958

NET ASSETS
Beginning of Period	105,157,102	66,169,144
End of Period (Including line (a))	$83,759,514	$105,157,102

SHARE TRANSACTIONS
Sale of shares	68,583	1,670,605
Reinvestment of distributions	-	53,499
Redemption of shares	(162,198)	(222,985)
Increase (Decrease) in Shares	(93,615)	1,501,119

(a) Undistributed net investment income.	$765,923	$90,480

See Notes to Financial Statements.	12

BECK, MACK & OLIVER GLOBAL EQUITY FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2011		For the Years Ended March 31,
			2011	2010	2009	2008	2007
NET ASSET VALUE,
Beginning of Period	$20.28		$17.96	$11.99	$20.34	$22.78	$21.97
INVESTMENT OPERATIONS
Net investment income (a)	0.13		0.13	0.11	0.12	0.07	0.11
Net realized and unrealized
gain (loss)	(3.96)		2.42	5.90	(8.12)	(0.64)	2.69
Total from Investment Operations	(3.83)		2.55	6.01	(8.00)	(0.57)	2.80
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.23)	(0.04)	—	(0.53)	(0.46)
Net realized gain	—		—	—	(0.35)	(1.34)	(1.53)
Total Distributions to Shareholders	—		(0.23)	(0.04)	(0.35)	(1.87)	(1.99)
REDEMPTION FEES (a)	—	(b)	— (b)	—	—	— (b)	— (b)
NET ASSET VALUE, End of Period	$16.45		$20.28	$17.96	$11.99	$20.34	$22.78
TOTAL RETURN	(18.89	)%(c)	14.24%	50.16%	(39.51)%	(3.32)%	13.22%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period
(000's omitted)	$83,760	$105,157		$66,169	$36,259	$55,437	$54,280
Ratios to Average Net Assets:
Net investment income	1.35	%(d)	0.68%	0.69%	0.73%	0.29%	0.49%
Net expense	1.25	%(d)	1.25%	1.34%	1.75%	1.75%	1.90%
Gross expense (e)	1.89	%(d)	1.97%	2.20%	2.28%	2.07%	2.28%
PORTFOLIO TURNOVER RATE	59	%(c)	122%	54%	56%	51%	26%

(a)				Calculated based on average shares outstanding during the period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) ended the third quarter of 2011 with a net asset value of $11.01 per share, achieving a six-month return through September 30th of -12.13% and representing a decrease from its March 31, 2011 net asset value of $12.53 per share. The Partners Fund’s six-month return compares with a return of       -13.78% for the Partners Fund’s benchmark, the S&P 500 Index (“S&P 500”)1.  Year-to-date as of September 30th, the Partners Fund has outperformed its index by 4.17% with the Partners Fund returning -4.51% while the S&P 500 has returned -8.68%. For a longer term perspective, the Partners Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were as follows:

Average Annual Total Return as of 09/30/2011	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	5.66%	-0.20%	-1.29%	3.95%
S&P 500 Index	1.14%	1.23%	-1.18%	2.82%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 2.13%. However, the Partners Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2012; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.) See page 18 for additional disclosure.

Performance and Portfolio Update

The Partners Fund outperformed the S&P 500 during the semi-annual period, declining in value by 12.13% vs. 13.78% for the S&P 500. The Partners Fund was helped by the performance of its Healthcare positions (Abbott Laboratories, Baxter International Inc., Johnson & Johnson, and Merck & Co. Inc.) and hurt by the performance of its Energy positions (Bristow Group, Inc., Encana Corporation, Noble Corp., Plains Exploration & Production Company, Schlumberger Limited, and Subsea 7 SA), all of which other than Bristow, underperformed.

We remain sanguine about the prospects of the Energy companies to which we have allocated capital as four (4) of the six (6) companies enable the production of energy as opposed to owning and extracting it. It is our belief that as oil becomes more difficult to find, the costs associated with extraction will rise, potentially benefiting the companies to which we have allocated capital.

1
The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

14

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

While we are not dismissive of quarterly performance (realizing that good long-term performance is a compilation of shorter periods of time), the year-to-date and one-year performance of the Partners Fund remain acceptable.

As of September 30, 2011, the Partners Fund had twenty-nine (29) holdings with a weighted average market capitalization of $43 billion, and 52% of the portfolio was allocated to the ten largest positions. The largest sector exposures remained Financials (35%), Energy (21%) and Healthcare (20%).

We used the volatility during the third quarter to reorient the portfolio. Following a steep decline in the price of portfolio holdings such as Plains Exploration & Production, Leucadia National Corp., Subsea 7 and Schlumberger, we added to each of the positions.  Nalco Holding Co., a longer-term holding of the Partners Fund, was eliminated as a position following its announced purchase by Ecolab Inc. in July.

The Macro Climate: The Impact of Volatility

At Beck, Mack & Oliver we pride ourselves on being security analysts that endeavor to understand the true value of a business. While many ‘stock pickers’ say that they avoid focusing on macroeconomic issues and focus only on company specific datapoints, we are keenly aware of two facts: 1) macroeconomic headwinds or tailwinds can meaningfully impact financial performance of specific companies, and 2) stock price volatility or forced liquidations driven by investor redemptions can create great investment opportunities.

Therefore, we focus on macroeconomic issues to the extent that we think it will be additive to the portfolio and we remain highly focused on mitigating risk through this period of unusually high uncertainty.

The past several months have been characterized by high volatility in the markets (S&P 500 Index declined 5.4% in August and 7.0% in September). These gyrations reflect investors’ concerns about systemic risk emanating from Europe and the stability of its financial system. The concerns are not entirely misplaced, as “the facts” appear to be a rapidly evolving.

A case in point would be the large European bank, Dexia ($750 billion in assets), which recently passed two flawed European Banking Authority stress tests. Since those public proclamations of strength, Dexia has seen its market capitalization fall below the face value of its exposure to Greece and the Belgian government is now overseeing the dismantling of Dexia in an effort to protect depositors. Is the next logical step to perform a stress test on the stress test to ensure its validity?

A failure of the banking system in Europe would matter to companies in our portfolio because all businesses in the world today in some way rely on a functioning and healthy credit market. When companies cannot borrow capital to fund working capital, expand a manufacturing facility or roll over a debt maturity, their growth, cash generation and ability to create value for shareholders can become impaired. This is why macroeconomic factors matter to us.

One of our chief concerns is European banks’ reliance on wholesale funding, which creates a situation that is inherently less stable. While it is not possible to calculate the probability of all the different outcomes in what is largely a political

15

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

process and partly a function of economic and financial influences, we are working with diligence to collect information and mitigate risk in the portfolio.

The Role of Concentration

As a dyed-in-the-wool Yankees fan, it is difficult for me to admit that I ascribe to the Ted Williams approach to investing (Ted Williams played his entire 21 year Major League career with the Boston Red Sox and was the last player to bat over .400; he is considered by most to be the greatest hitter in league history). Mr. Williams’s first rule of hitting was to get a good ball to hit and in fact, he learned down to percentage point where those pitches crossed the plate. He would only swing at pitches that were in what he called his “happy zone,” where his batting average was over .400. Interestingly enough not all strikes were in this “happy zone” and thus Mr. Williams spent lots of time with the bat on his shoulder, waiting for that small number of special opportunities to take a swing.

Our stance is that successful investing, like hitting a baseball, requires that we act only when opportunities are unique, which by definition will not occur that often. These concentrated numbers of opportunities on a cumulative basis create our portfolio of ~30 securities. Arriving at the appropriate number of holdings has been an outgrowth of both discipline and analysis.

To determine the correct number of securities for a portfolio, we start by examining our central objective to seeking long-term capital appreciation:

To generate returns (net of fees) that are both attractive in an absolute sense and in excess of the market while focusing intensively on mitigating risk (as defined by exposure to permanent impairment of capital).

Starting with the first part of this mission statement, generating returns (net of fees) that are in excess of the market, we examine the words of legendary investor Sir John Templeton, who stated that:

“It is impossible to produce a superior performance unless you do something different from the majority.”

Thus, we believe that investing in an overly diversified portfolio may seem like a form of risk reduction, but may in fact result in returns that meet the market and underperform when fees are extracted. The average investor has an insatiable obsession with short-term relative performance, which ironically may lead to long-term underperformance. Our goal is thus to add enough securities with uncorrelated returns to diversify away a majority of the company-specific risk while not becoming so diversified that aggregate returns unavoidably regress to market averages.

Warren Buffett detailed the concentration paradox best:

“Portfolio concentration may well decrease risk if it raises, as it should, both the intensity with which an investor thinks about a business and the comfort-level he must feel with its economic characteristics.”

Thus, with ~30 securities in the portfolio we can provide what we believe is the appropriate level of diversification but at the same time retain a detailed understanding of each business we own.  What my 6-year-old daughter might call the Goldilocks portfolio.

16

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

Security Analysis: Lowe's Companies, Inc.

About 4 years ago in the fall of 2007, following a sharp decline in the share price that had been preceded by decades of success, we traveled down to North Carolina to spend a day with the management team at Lowe’s Companies, Inc. (“LOW”). Our thesis was that LOW was a large and efficiently run company that had a significant and sustainable competitive advantage in what remained largely a fragmented industry. The headwinds created by the steep decline in the housing market we believed would over time abate, leading to the markets fully recognizing the value of the franchise.

Lowe's is the second largest home-improvement retailer in the world (with annual revenue approaching $50 billion and 1,700 stores in North America). This scale affords LOW two key advantages: 1) consolidated purchasing power leading to lower costs and higher operating margins, and 2) a highly automated distribution/merchandising system (14 highly automated regional distribution centers and ~$300 mm in annual IT capital expenditures) that creates operational efficiency and improves returns on invested capital. These competitive advantages have allowed LOW to generate a return on equity (ROE) of ~16.5% on average over the past 10 years. ROE (return on equity) is a measure of a corporation's profitability that reveals how much profit a company generates with the money shareholders have invested and is calculated as Net Income/Shareholder’s Equity.

The VP of Logistics and Distribution, Mike Mabry, had spent 12 years working in logistics/distribution at Wal-Mart prior to joining LOW in 12/2003. During our visit, he made a compelling case that the logistics and distribution network gives the Company a sustainable competitive advantage. His perspective was that LOW’s central distribution system allows LOW to react to unanticipated changes more effectively and improves inventory management and the customer experience. Channel checks and discussions with industry participants following our meeting verified these claims.

We left North Carolina thinking that LOW senior management was thoughtful and focused on creating real, sustainable value over time. When the timing was right we felt that partnering with them would be a rewarding experience, yet we had grown concerned with the stability of the housing market and felt that there would be an attractive opportunity at some point in the future.

The opportunity presented itself about 3 years later when post financial crisis and the housing market debacle, LOW, after a decade of successful store growth, embarked on an aggressive plan to return capital to shareholders through the repurchase of its own shares. From our point of view, management was correctly assessing that the opportunity to grow net retail square feet had become more limited and instead of spending large sums of money developing new retail concepts that are often unsuccessful, they were allocating a significant portion of free cash flow (FCF) to repurchase shares at depressed valuations.

Over the past 12 months, LOW has repurchased over $4 billion of its own shares (15% of the current market capitalization). In addition, in August the Board of Directors authorized the purchase of an additional $5 billion of the Company’s shares (20% of the current market capitalization). The Company to date has been able to achieve this while maintaining a healthy balance sheet and growing the dividend.

17

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2011

Finally, we are encouraged that LOW owns the vast majority of its real estate. This provides both operational efficiency and balance sheet flexibility, but most importantly provides us with a tangible asset to support the current valuation of LOW. As such, we believe that as a holding within our Partners Fund, LOW presents investors with an asymmetric risk / reward opportunity.

As always, we look forward to your questions and thank you for your support.

Zachary A. Wydra

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Partners Fund managers as of September 30, 2011 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

18

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Partners Fund (the “Partners Fund”) compared with the performance of the benchmark, S&P 500 Index (the “S&P 500”), over the past ten fiscal periods.

The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Partners Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Partner Fund’s prospectus, the annual operating expense ratio (gross) is 2.13%. However, the Partner Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.00%, through at least July 31, 2012. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Partner Fund distributions or the redemption of Partner Fund shares. Returns greater than one year are annualized.

Beck, Mack & Oliver Partners Fund vs. S&P 500

Investment Value on 09/30/11:
Beck, Mack & Oliver Partners Fund	$14,733
S&P 500	$13,200
Average Annual Total Return as of 09/30/11:		One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund		5.66%	-1.29%	3.95%
S&P 500		1.14%	-1.18%	2.82%

19

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE SEPTEMBER 30, 2011

See Notes to Financial Statements.	20

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value

Common Stock - 96.3%
Consumer Discretionary - 7.0%
64,300	Lowe's Cos., Inc.	$1,243,562
28,500	The Gap, Inc.	462,840
		1,706,402
Consumer Staples - 3.2%
14,450	Anheuser-Busch InBev NV, ADR	765,561

Energy - 19.8%
26,400	Bristow Group, Inc.	1,120,152
60,900	Encana Corp.	1,169,889
20,450	Noble Corp. (a)	600,208
59,350	Plains Exploration & Production Co. (a)	1,347,838
3,700	Schlumberger, Ltd.	221,001
18,000	Subsea 7 SA, ADR (a)	344,700
		4,803,788
Financials - 33.4%
21,350	Axis Capital Holdings, Ltd.	553,819
14,300	Berkshire Hathaway, Inc., Class B (a)	1,015,872
45,900	Brookfield Asset Management, Inc., Class A	1,264,545
14,250	Enstar Group, Ltd. (a)	1,357,027
6,250	Homefed Corp. (a)	106,250
51,050	Leucadia National Corp.	1,157,814
36,300	PICO Holdings, Inc. (a)	744,513
13,450	RenaissanceRe Holdings, Ltd.	858,110
45,100	U.S. Bancorp	1,061,654
		8,119,604
Healthcare - 19.2%
24,800	Abbott Laboratories	1,268,272
20,700	Baxter International, Inc.	1,162,098
11,300	Johnson & Johnson	719,923
45,900	Merck & Co., Inc.	1,501,389
		4,651,682
Industrials - 4.4%
13,800	Dover Corp.	643,080
2,000	Fluor Corp.	93,100
4,800	Roper Industries, Inc.	330,768
		1,066,948

Information Technology - 8.1%
4,050	International Business Machines Corp.	708,872
71,500	Molex, Inc., Class A	1,206,920
1,100	QUALCOMM, Inc.	53,493
		1,969,285

Telecommunication Services - 1.2%
200,000	Level 3 Communications, Inc. (a)	298,000
Total Common Stock (Cost $21,866,968)		23,381,270
Total Investments - 96.3% (Cost $21,866,968)*	$23,381,270
Other Assets & Liabilities, Net – 3.7%	890,348
Net Assets – 100.0%	$24,271,618
ADR	American Depository Receipt
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,817,337
Gross Unrealized Depreciation	(1,303,035)
Net Unrealized Appreciation	$1,514,302

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$23,381,270
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$23,381,270

The Level 1 inputs displayed in this table are common stock. Refer to the Schedule of Investments for a further breakout of each security by type.

See Notes to Financial Statements.	21

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

ASSETS
Total investments, at value (Cost $21,866,968)	$23,381,270
Cash	1,819,891
Receivables:
Dividends and interest	51,900
Trustees’ fees and expenses	136
Prepaid expenses	16,368
Total Assets	25,269,565

LIABILITIES
Payables:
Investment securities purchased	965,511
Accrued Liabilities:
Investment adviser fees	7,063
Fund services fees	8,514
Compliance services fees	809
Other expenses	16,050
Total Liabilities	997,947

NET ASSETS	$24,271,618

COMPONENTS OF NET ASSETS
Paid-in capital	$19,517,566
Undistributed net investment income	172,441
Accumulated net realized gain	3,067,309
Net unrealized appreciation	1,514,302
NET ASSETS	$24,271,618
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,204,155
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.01
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	22

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $5,258)	$240,609
Interest income	13,928
Total Investment Income	254,537

EXPENSES
Investment adviser fees	132,993
Fund services fees	78,767
Custodian fees	5,075
Registration fees	6,719
Professional fees	17,193
Trustees' fees and expenses	392
Compliance services fees	4,622
Miscellaneous expenses	7,849
Total Expenses	253,610
Fees waived and expenses reimbursed	(120,617)
Net Expenses	132,993

NET INVESTMENT INCOME	121,544

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,356,134
Net change in unrealized appreciation (depreciation) on investments	(5,786,622)
NET REALIZED AND UNREALIZED LOSS	(3,430,488)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,308,944)

See Notes to Financial Statements.	23

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2011	For the Year Ended March 31, 2011
OPERATIONS
Net investment income	$121,544	$218,961
Net realized gain	2,356,134	1,121,783
Net change in unrealized appreciation (depreciation)	(5,786,622)	3,356,797
Increase (Decrease) in Net Assets Resulting from Operations	(3,308,944)	4,697,541

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(203,007)
Net realized gain	-	(756,148)
Total Distributions to Shareholders	-	(959,155)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,307,421	3,375,171
Reinvestment of distributions	-	946,674
Redemption of shares	(1,207,999)	(797,600)
Redemption fees	181	27
Increase in Net Assets from Capital Share Transactions	1,099,603	3,524,272
Increase (Decrease) in Net Assets	(2,209,341)	7,262,658

NET ASSETS
Beginning of Period	26,480,959	19,218,301
End of Period (Including line (a))	$24,271,618	$26,480,959

SHARE TRANSACTIONS
Sale of shares	191,222	300,049
Reinvestment of distributions	-	82,614
Redemption of shares	(100,334)	(72,861)
Increase in Shares	90,888	309,802

(a) Undistributed net investment income.	$172,441	$50,897

See Notes to Financial Statements.	24

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2011		For the Year Ended March 31, 2011	December 1, 2009 (a) through March 31, 2010
NET ASSET VALUE, Beginning of Period	$12.53		$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.06		0.11	0.03
Net realized and unrealized gain (loss)	(1.58)		2.25	0.64
Total from Investment Operations	(1.52)		2.36	0.67
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.10)	(0.01)
Net realized gain	—		(0.39)	—
Total Distributions to Shareholders	—		(0.49)	(0.01)
REDEMPTION FEES (b)	—	(c)	— (c)	—
NET ASSET VALUE, End of Period	$11.01		$12.53	$10.66
TOTAL RETURN	(12.13	)%(d)	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$24,272	$26,481		$19,218
Ratios to Average Net Assets:
Net investment income	0.92	%(e)	1.03%	0.86	%(e)
Net expense	1.00	%(e)	1.00%	1.00	%(e)
Gross expense (f)	1.91	%(e)	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	45	%(d)	49%	17	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during the period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	25

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Note 1. Organization

The Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Beck, Mack & Oliver Global Equity Fund commenced operations on December 8, 1993 and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Prior to June 24, 2009, the Beck, Mack & Oliver Global Equity Fund was named the Austin Global Equity Fund.  The Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of the BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  The Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

26

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2011, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign

27

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

securities and to manage a fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts forward currency contracts in order to achieve the exposure desired by the adviser. The Beck, Mack & Oliver Global Equity Fund entered into an aggregated total notional value of $16,567,445 on forward currency contracts for the six months ended September 30, 2011.

The values of each individual forward currency contract outstanding in the Beck, Mack & Oliver Global EquityFund as of September 30, 2011, are disclosed in the table below.

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(870,996)	Australian Dollar	11/17/11	$900,000	$62,306
233,366	Australian Dollar	11/17/11	(235,000)	(10,556)
107,380	Brazilian Real	11/16/11	(65,000)	(8,511)
656,738	Brazilian Real	11/16/11	(415,000)	(69,512)
205,205	Brazilian Real	11/16/11	(130,000)	(22,048)
(1,183,000)	Brazilian Real	11/16/11	700,000	77,663
(980,635)	Canadian Dollar	11/18/11	1,000,000	65,288
(1,299,812)	Canadian Dollar	03/13/12	1,300,000	63,115
(1,575,360)	Canadian Dollar	03/19/12	1,600,000	101,017
(1,009,600)	Canadian Dollar	03/21/12	1,000,000	39,372
(2,347,800,000)	Indonesian Rupiah	03/20/12	260,000	(2,407)
(1,556,500)	Malaysian Ringgit	03/20/12	500,000	14,790
(7,047,700)	Swedish Krona	11/16/11	1,100,000	75,366
2,619,945	Swedish Krona	11/16/11	(405,000)	(24,098)
2,648,489	Swedish Krona	11/17/11	(415,000)	(29,967)
(4,384,125)	Swedish Krona	11/17/11	675,000	37,643
				$369,461

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

28

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

The values of each individual purchased option outstanding as of September 30, 2011, are disclosed in the Beck, Mack & Oliver Global Equity Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts purchased options in order to achieve the exposure desired by the adviser. The Beck, Mack & Oliver Global Equity Fund entered into a total value of $86,818 on purchased options during the six months ended September 30, 2011.

Derivatives Transactions - The Beck, Mack & Oliver Global Equity Fund’s use of derivatives during the six months ended September 30, 2011, was limited to forward currency contracts and purchased call options. The volume of open positions may vary on a daily basis as the Beck, Mack & Oliver Global Equity Fund transacts derivative transactions in order to achieve the exposure desired by the adviser. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Beck, Mack & Oliver Global Equity Fund.

The location on the Statement of Assets and Liabilities of the Beck, Mack & Oliver Global Equity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Contract Type/ Primary Risk Exposure

Purchased Call Options	Total investments	$201,323		$-

Forward Currency Contracts	Unrealized gain on currency contracts	536,560	Unrealized loss on currency contracts	167,099

29

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Realized and unrealized gains and losses on derivatives contracts entered into during the six months ended September 30, 2011, by the Beck, Mack & Oliver Global Equity Fund are recorded in the following locations on the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Contract Type/Primary Risk Exposure

Purchased Call Options	Realized gain (loss) – Investments and Net Change in Unrealized Appreciation (Depreciation) on - Investments	$(39,950)	$145,011

Forward Currency Contracts	Realized gain (loss) – foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on – foreign currency translations	(1,475,841)	1,332,937

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of September 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Beck, Mack & Oliver Global Equity Fund’s federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service. The Beck, Mack & Oliver Partners Fund’s federal tax returns filed in the two-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.
30

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

31

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.25% and 1.00% of average daily net assets through July 31, 2012 of the Beck, Mack & Oliver Global Equity Fund and the Beck, Mack & Oliver Partners Fund, respectively.

Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the six months ended September 30, 2011, fees waived were as follows:

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
Beck, Mack & Oliver Global Equity Fund	$316,517	$-	$316,517
Beck, Mack & Oliver Partners Fund	90,166	30,451	120,617

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the six months ended September 30, 2011, were as follows:

	Purchases	Sales
Beck, Mack & Oliver Global Equity Fund	$54,530,055	$73,230,992
Beck, Mack & Oliver Partners Fund	12,057,099	11,500,264

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver Global Equity Fund
2011	$1,183,670	$-	$1,183,670
2010	152,280	-	152,280
Beck, Mack & Oliver Partners Fund
2011	361,813	597,342	959,155
2010	15,673	-	15,673

32

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

As of March 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Beck, Mack & Oliver Global Equity Fund	$3,118,891	$130,280	$(1,101,119)	$13,646,988	$15,795,040
Beck, Mack & Oliver Partners Fund	281,518	522,278	-	7,259,200	8,062,996

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, passive foreign investment company transactions, real estate investment trusts and currency in the Beck, Mack & Oliver Global Equity Fund and wash sales and partnerships in the Beck, Mack & Oliver Partners Fund.

For tax purposes, the prior year post-October loss was $1,101,119 (realized during the period November 1, 2010 through March 31, 2011) for the Beck, Mack & Oliver Global Equity Fund. This loss was recognized for tax purposes on the first business day of the Fund's current fiscal year, April 1, 2011.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. ASU No. 2010-06 is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated ASU No. 2010-06 and has determined that it did not have a significant impact on the reporting of the Funds' financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting each Fund. In general, the provisions of the Modernization Act will be effective for the Funds' fiscal year ending March 31, 2012. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at

33

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

preserving the character of distributions made by a fiscal year regulated investment company. Relevant information regarding the impact of the Modernization Act on each Fund, if any, will be included in the March 31, 2012 annual report.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

34

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2011

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011, through September 30, 2011.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

35

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2011

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver Global Equity Fund
Actual	$1,000.00	$811.15	$5.66	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$878.69	$4.70	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

36

FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

Beck, Mack & Oliver Global Equity Fund
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

229-SAR-0911

MERK HARD CURRENCY FUND®

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®

Investor Shares (MEAFX)

Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

MERK CURRENCY ENHANCED U.S. EQUITY FUNDSM

Investor Shares (MUSFX)

Institutional Shares (MUSIX)

SEMI-ANNUAL REPORT (UNAUDITED)	SEPTEMBER 30, 2011

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2011

Dear Shareholder,

We present the semi-annual report for the Merk Hard Currency Fund®, Merk Asian Currency Fund®, and Merk Absolute Return Currency Fund® (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2011 through September 30, 2011 (the “Period”) as well as for the Merk Currency Enhanced U.S. Equity FundSM (individually included in the defined term “Fund,” and collectively included in the defined term, “Funds”) for the period since inception on September 12, 2011 through September 30, 2011.

•	The Merk Hard Currency Fund seeks to profit from a decline in the U.S. dollar relative to a basket of hard currencies.

•	The Merk Asian Currency Fund seeks to profit from a decline in the U.S. dollar relative to a basket of Asian currencies.

•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in currencies.

•	The Merk Currency Enhanced U.S. Equity Fund seeks to generate total returns that exceed that of the S&P 500® Index (the “S&P 500”) by utilizing a currency overlay.

On September 12, 2011, we launched the Merk Currency Enhanced U.S. Equity Fund, adding to our suite of transparent no-load currency mutual funds. The Merk Currency Enhanced U.S. Equity Fund seeks to outperform the S&P 500 by managing the currency exposure associated with investments in U.S. equities, specifically the S&P 500. This Fund may provide investors with a unique opportunity to be concurrently invested in U.S. equities, while pursuing a currency overlay strategy.

Merk Hard Currency Fund Investor Shares posted a return of -3.66% for the six-month period ended September 30, 2011. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) posted a return of -3.47% during the Period. As of September 30, 2011, the Investor Shares of the Fund had a one-year return of 2.08%, a five-year return of 6.14% and an annualized return of 5.55% since inception on May 10, 2005; this compares to a one-year return of 0.78%, a five-year return of 4.71% and an annualized return of 4.02% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies to which the Fund had exposure declined in value over the reference period. The euro declined 5.45%, the Canadian dollar declined 7.59%, and the Swedish krona declined 8.01%(*) On the other hand, certain Fund exposures exhibited strength through the Period: gold appreciated 13.38% during the Period, as measured by the spot price of gold per troy ounce, and the Japanese yen rose 7.88%.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. During the Period, we decreased the Fund’s Canadian dollar, euro, Swiss franc, and gold positions, mostly in favor of increasing the Fund’s exposures to the Japanese yen, New Zealand dollar and Norwegian krone.

With deteriorating economic fundamentals in the U.S. and globally, we decided to reduce the Fund’s exposure to the Canadian dollar, given the high levels of interdependencies between the Canadian and U.S. economies. Furthermore, we have been disappointed with the ongoing reticence displayed by the Bank of Canada to raise interest rates. Weakening global fundamentals were largely driven by elevated concerns over the contagion effects of the periphery nation crisis in the Eurozone, and the apparent lack of a ready solution to satisfactorily tackle the issues. While we maintain a positive long-term outlook on the euro, we decided to reduce the Fund’s position during the Period, largely driven by our assessment that there was an increased likelihood of the European Central Bank (ECB) pursuing more expansionary monetary policies.1 We also decided to reduce the Fund’s allocation to the Swiss franc during the Period based on valuation fundamentals and increased intervention risks. In our assessment, substantial

[1]	It should be noted that subsequent to the Period end, we increased the Fund’s position in the euro.

1

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2011

amounts of speculative money had rushed into the currency, resulting in an overvalued franc. At the same time, the Swiss National Bank (SNB) became evermore vocal, threatening currency intervention, which ultimately culminated in the SNB intervening to peg the franc to the euro in September. We also took the opportunity to take profits in the Fund’s gold position, given it had experienced considerable price appreciation through the first half of 2011.

We decided to increase the Fund’s exposure to the Japanese yen given the backdrop of deteriorating global economic fundamentals and the fact that the Japanese banking system appeared to provide relative safety (which in itself is a sad commentary on the state of the global finance industry). The SNB’s intervention to peg the Swiss franc to the euro effectively constrained the supply of “safe haven” currencies, and on net, we believed this would benefit the yen, given its traditional “safe haven” status, particularly with a backdrop of ongoing heightened market volatility. Japan’s leadership structure also remains weak, and we therefore considered the Bank of Japan was unlikely, in the near term, to embark on any substantial expansionary measures that could undermine the strength of the currency. We also increased the Fund’s position in the New Zealand dollar and Norwegian krone on the assessment that the U.S. Federal Reserve (the “Fed”) may be forced into more expansionary monetary policies, which in turn may be positive for those currencies highly correlated to commodity prices and expectations for global growth. Notably, the outlook for interest rate increases in New Zealand remained positive while expectations for many other currencies declined substantially throughout the Period.

Merk Asian Currency Fund Investor Shares posted a return of -2.93% for the six-month period ending September 30, 2011. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.04% during the Period. As of September 30, 2011, the Investor Shares had a one-year return of -1.43% and an annualized return of -1.02% since inception on April 1, 2008; this compares to a one-year return of 0.11% and an annualized return of 0.41% since March 31, 2008 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies to which the Fund had exposure declined in value over the reference period. Notable exceptions were the Fund’s largest position, the Chinese renminbi, which appreciated 2.62%, and the Japanese yen, which returned 7.88%. The Singapore dollar declined 3.58%, the Taiwanese dollar declined 3.54%, and the Malaysian ringgit declined 5.13% during the Period. We adapt the currency allocations as our analysis of monetary policies and economic environments evolve.

We increased the Fund’s portfolio allocation to the Chinese renminbi and the Japanese yen during the Period, opting to reduce the Fund’s Malaysian ringgit and Indian rupee exposures. With heightened market volatility stemming from concerns surrounding the global economic outlook, the risk of Asian central bank intervention became elevated; indeed, we witnessed many Asian central banks actively selling currencies in an attempt to stimulate export growth. Ironically, as risk aversion appeared to be embraced by investors, investors sold out of those same currencies, exacerbating the downside currency movements and forcing those same central banks to repurchase those currencies, attempting to actively manage the downside currency price movements. Notable exceptions were the central banks of China and Japan. The Chinese continued to allow their currency to appreciate relative to the U.S. dollar; we even saw evidence that the Chinese were buying their currency to prevent it from falling in value against the U.S. dollar. We are also concerned that policy makers in India have not been acting fast enough to contain inflationary pressures, which are running at significantly elevated levels.

[2]

Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, the annualized return for the Fund is from April 1, 2008 through September 30, 2011, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through September 30, 2011.

2

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2011

Merk Absolute Return Currency Fund Investor Shares posted a return of -8.96% for the six-month period ending September 30, 2011. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.04% during the Period. As of September 30, 2011, the Investor Shares had a one-year return of -5.34% and an annualized return of -2.59% since inception on September 9, 2009; this compares to a one-year return of 0.11% and an annualized return of 0.12% since August 31, 2009 for the reference basket.3 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a tactical, periodic currency allocation process; pursuant to which, currency exposures were rebalanced on a monthly or bi-weekly basis during the period. Moreover, the Fund sought to take advantage of potential short-term profit opportunities within the currency market.

The Fund can take offsetting positions in otherwise highly correlated currencies, on a short-term view that such currency positioning will yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points in time in the majority of currencies the Fund invests in. As an example, the Fund held a long position in the Australian dollar during the month of August, while simultaneously holding a short position in the New Zealand dollar; these two currencies have historically moved together in tandem. Likewise, the Fund has held a long position in the Swedish krona, with corresponding offsetting positions in the euro. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

The Fund held a net positive exposure to the Swedish krona and the Japanese yen for the majority of the Period, and a net short exposure to the U.S. dollar. Both the Swedish krona and U.S. dollar positions detracted from overall performance, as the Swedish krona declined 8.01% during the Period, while the U.S. dollar appreciated 3.55%, as measured by the Dollar Index. This was partially offset by the long Japanese yen positioning, which contributed positively to overall Fund performance, as the currency appreciated 7.88% during the Period.(*)

The Merk Currency Enhanced U.S. Equity Fund seeks to generate total returns that exceed that of the S&P 500. By employing a currency overlay, the Fund actively manages U.S. dollar and other currency risk while concurrently providing investment exposure to the S&P 500. Currency overlay allocations are periodically revised based on both quantitative and qualitative analyses in seeking to achieve positive absolute returns from the fund’s exposure to currencies.

The Fund intends to obtain investment exposure to the S&P 500 equivalent to the value of its net assets by investing in exchange traded funds (“ETFs”), other investment companies, securities of companies included in the S&P 500 and S&P 500 derivatives. Because the Fund invests in currency derivatives, the Fund can invest in currencies, while concurrently obtaining investment exposure to the S&P 500 equivalent to the value of its net assets.

[3]

Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through September 30, 2011, whereas performance for the Fund is calculated for the period since inception through September 30, 2011.

3

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2011

To gain exposure to the S&P 500, the Fund typically will invest principally in index-based ETFs and other investment companies that track the S&P 500. The Fund also may seek exposure to the S&P 500 by investing directly in the common stocks of companies listed on the S&P 500 or indirectly in options, futures, options on futures and swaps. The performance of these equities and financial instruments in which the Fund will invest is expected to correlate closely to the performance of the S&P 500.

To achieve returns that exceed the S&P 500, we will seek to actively manage the currency exposure associated with the broad U.S. equities markets by seeking exposure to the currencies of countries that, in our opinion, have liquid currency markets.

The Fund periodically revises its currency exposure based on an integration of quantitative and qualitative analyses. Currency allocations are determined based on quantitative factors; these are then rebalanced based on a “risk overlay”; finally, we apply a “macro overlay” to adjust currency allocations based on qualitative factors.

Please visit www.merkfunds.com where we publish and discuss the Funds’ currency allocations. Please also read the Funds’ prospectus.

Market Analysis and Insights

The market’s focus, for the majority of the six-month period ended September 30, 2011, was Europe, specifically the periphery nation sovereign debt crisis and concerns surrounding global contagion. As a result, we witnessed heightened levels of market volatility and general selling of perceived risky assets, as evidenced by the 13.78% decline in the S&P 500. Policy makers in Washington didn’t help appease market concerns: leaving the decision to raise the Government’s debt ceiling to the last minute only exacerbated market fears of a U.S. default and further degraded investor’s view on policy makers; the whole situation could be best described as a debacle. Indeed, Standard & Poors subsequently downgraded the credit rating of the U.S. government, citing the inability of the political leadership to come together and agree on a plan to sustainably rein in the deficit over the long term as a key reason for downgrade. We consider these developments have further eroded the safe haven and reserve currency status the U.S. dollar has held for so long, and continue to view the outlook for the U.S. dollar negatively over the medium to long term.

Despite the downgrade, U.S. Treasuries strengthened through the Period, largely driven by the risk aversion exhibited in the market, and further compounded by the Fed’s decision to instigate “operation twist” – selling Treasuries at the short end of the yield curve and reinvesting the proceeds in longer dated Treasuries. Thus, flattening the yield curve by artificially depressing yields at the long end. It appears there was a great deal of debate surrounding this decision – indeed, three voting members of the Federal Open Market Committee (FOMC) dissented to the decision (Fisher, Kocherlakota, and Plosser). On the other hand, minutes from the meeting show there was support for further expansionary monetary policy, or quantitative easing, which would constitute “QE3”. It is our assessment that the likelihood of the Fed instigating QE3 has risen significantly, in part due to the weakening economic outlook, but also because of the composition of voting members next year. All three dissenting voices will be replaced in 2012 and the average monetary policy stance of voting members will become much more dovish (only one voting member is considered a hawk – Jeffrey Lacker, the Richmond President).4 With inflation expectations declining, we consider Fed Chairman Bernanke may again present the need for further easing, arguing deflationary risks have become elevated, or at the very least, that further easing will not generate significant inflationary pressures. We believe the impending FOMC composition may consider this argument compelling, and is likely to err on the side of overstimulation.

All of which leads us to believe that the outlook for the U.S. dollar remains to the downside. With continued expansionary monetary policy likely here in the States, and an apparent lack of such policies elsewhere, we believe the divergence in monetary policy is set to resume and likely conspire to further erode the value of the U.S. dollar. When a central bank prints money to finance its quantitative easing purchases, whether that is Treasuries or any other asset, that central bank increases its balance sheet and in so doing, increases the supply of the currency. Without an offsetting increase in demand, increases in the supply of any asset naturally puts downward pressure on the price of that asset – these dynamics are thus likely to put downward pressure on the U.S. dollar. However, there’s an opposite side to this trade: because currencies always trade in pairs, currencies of countries not following such expansionary policies are likely to appreciate relative to the U.S. dollar. It is within this context that we believe the euro, amongst other currencies, may offer strategic value.

With all the market concerns surrounding Europe, we would be remiss not to mention why we hold a contrarian, optimistic view on the currency over the medium and long term relative to the U.S. dollar. Europe certainly has problems, but in an odd way, it is the inflexibility of its political make-up that may lead to a stronger euro over the foreseeable future. With no central Treasury to

[4]

Generally speaking, a central banker may be considered a hawk if his or her monetary policy stance is perceived to focus more on inflation and less on expansionary policies; generally speaking, a central banker may be considered a dove if his or her monetary policy stance is perceived to focus more on stimulating employment and economic growth and less on inflation.

4

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2011

decide on fiscal policy for the eurozone as a whole, the political process to agree upon almost anything is convoluted and time consuming. We have seen it time and again, and it has caused no end of consternation regarding sovereign bailouts and the European Financial Stability Facility (EFSF) in particular. Many individual countries find themselves with very weak political leadership, but interestingly, have instigated, in many cases, very strict austerity measures with opposition support. The issues facing the Eurozone are significant, and there is no simple, easy solution; it’s likely to be a drawn out process rectifying years of malinvestment brought about by unconscionably low funding rates for periphery nations (Greece could borrow at rates similar to Germany for years leading up to the crisis). In turn, economic growth may be restrained over the foreseeable future. Note, however, that economic growth is not necessarily a precondition for a strong currency; it is not incompatible to have poor economic growth on the back of a strong currency – just look at Japan.

We believe two reasons contributed to Japanese yen strength – weak leadership and a current account surplus. Weak leadership meant that Japanese politicians had little influence on the Bank of Japan, thus monetary expansion was constrained and the supply of Japanese yen remained relatively stable. In fact, the Japanese were one of the only central banks not to drastically increase the size or composition of its balance sheet in reaction to the financial crisis in 2008. On the other hand, a country with a current account surplus does not require investment from abroad to underpin strength in its currency; it essentially needs investors to sell its currency to stop it from appreciating. The opposite is true for the U.S. – the present current account deficit requires purchases in U.S. dollar denominated assets every single business day just to keep the dollar from declining.

On the above two factors, the Eurozone is not so dissimilar to Japan: the Eurozone has a broadly balanced current account, fiscal union is disjointed at best, and many individual nations have very weak political leadership. Furthermore, the European Central Bank (ECB) has a sole mandate of price stability, and is reticent to provide any direct bailout funding or directed asset purchases to the financial industry, or specific sovereigns, for fear of overstepping its bounds (or being taken to court by the Germans). The ECB is also fiercely independent. As such, there is little political influence to follow expansionary monetary policies. If anything, the opposite is true, given the criticism leveled at the ECB from Germany. Contrast this with the Fed, which has a dual mandate to foster maximum employment and price stability, which inherently creates conflicts between its two objectives, and arguably lends itself to more expansionary policies. To this point, whereas the Fed considers inflationary pressures to be transitory, the ECB is taking inflation very seriously, and likely a key reason why it did not cut interest rates at its most recent meeting in early October. Indeed, with inflation running around 3% in the Eurozone, combined with the ECB’s sole inflation mandate, there appears to be strong fortitude to maintain interest rates at present levels. As a result, we consider the euro can appreciate on the backdrop of weaker economic growth and continued divergence in monetary policies.

Turning to Asia, we continue to see upside potential in the Chinese renminbi and believe policy makers will continue to be incentivized to allow the currency to appreciate to tackle domestic inflationary pressures. Inflation is running above 6% in China, with food and labor cost inflation running substantially higher than that. Moreover, the “real” inflation rate is likely to be somewhat higher than the reported figures. In our opinion, the prime motivation for the ruling Communist Party to stay in power is to foster social stability; inflation causes a destabilizing effect on social stability – it should come as no surprise that the Chinese attempted to contain news coverage from the “Arab Spring”, which was, in large part, caused by rising levels of inflation and lower standards of living. Interestingly, these inflationary pressures in Asia are having an effect in the U.S. through imported inflation. Recent import price inflation has been running well over 10%; the last time we saw these levels was in the spring of 2008 when oil was approaching all time highs.

Elsewhere in Asia we favor Asian countries that produce goods and services at the mid to high end of the value chain: higher end producers have greater pricing power, whereas low-end producers compete predominantly on price. It is for this very reason that we see the stronger Asian countries, like China, having the ability to pass on increased costs through exported inflation, or U.S. import price rises, described above.

With so many global dynamics to play out, we believe numerous opportunities are evident within the currency asset class, and continue to believe that currencies may provide valuable portfolio diversification benefits and upside potential.

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfunds.com.

Sincerely,

Axel G. Merk	Kieran Osborne, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Portfolio Manager	Merk Absolute Return Currency Fund
Merk Currency Enhanced U.S. Equity Fund

5

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2011

The views in this Report were those of the Fund Managers as of September 30, 2011 and may not reflect the views of the Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

* All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the Dollar Index (DXY). Source for exchange rates listed in this letter: Bloomberg.

6

MERK HARD CURRENCY FUND

PERFORMANCE CHARTS AND ANALYSIS

SEPTEMBER 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan 3-Month Global Cash Index, since inception. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the JPMorgan 3-Month Global Cash Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the JPMorgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the JPMorgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

Merk Hard Currency Fund Investor Shares vs. JPMorgan 3-Month Global Cash Index

Investment Value on 09/30/11:
Merk Hard Currency Fund Investor Shares	$14,126
JPMorgan 3-Month Global Cash Index	$12,862

Average Annual Total Return as of 09/30/11:	One Year	Five Year	Since Inception (05/10/05)
Merk Hard Currency Fund Investor Shares	2.08%	6.14%	5.55%
Merk Hard Currency Fund Institutional Shares*	2.33%	6.23%	5.62%
JPMorgan 3-Month Global Cash Index	0.78%	4.71%	4.02%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.

7

MERK ASIAN CURRENCY FUND

PERFORMANCE CHARTS AND ANALYSIS

SEPTEMBER 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Asian Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index includes reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

Merk Asian Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Investment Value on 09/30/11:
Merk Asian Currency Fund Investor Shares	$9,648
Citigroup 3-Month U.S. T-Bill Index	$10,145

Average Annual Total Return as of 09/30/11:	One Year	Since Inception (04/01/08)
Merk Asian Currency Fund Investor Shares	–1.43%	–1.02%
Merk Asian Currency Fund Institutional Shares*	–1.19%	–0.93%
Citigroup 3-Month U.S. T-Bill Index**	0.11%	0.41%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning March 31, 2008.

8

MERK ABSOLUTE RETURN CURRENCY FUND

PERFORMANCE CHARTS AND ANALYSIS

SEPTEMBER 30, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the benchmark, Citigroup 3-Month U.S. T-Bill Index, since inception. The Citigroup 3-Month U.S. T-Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. T-Bill Index include reinvestment of distributions. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. T-Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. T-Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.

Merk Absolute Return Currency Fund Investor Shares vs. Citigroup 3-Month U.S. T-Bill Index

Investment Value on 09/30/11:
Merk Absolute Return Currency Fund Investor Shares	$9,475
Citigroup 3-Month U.S. T-Bill Index	$10,024

Average Annual Total Return as of 09/30/11:	One Year		Since Inception (09/09/09)
Merk Absolute Return Currency Fund Investor Shares	–	5.34%	–	2.59%
Merk Absolute Return Currency Fund Institutional Shares*	–	5.15%	–	2.39%
Citigroup 3-Month U.S. T-Bill Index**		0.11%		0.12%

*	For the Institutional Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to April 1, 2010, the commencement of operations of the Institutional Shares.
**	Return for the Citigroup 3-Month U.S. T-Bill Index is for the period beginning August 31, 2009.

9

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 45.6%

Government Agency Germany - 2.5%
12,000,000	Kreditanstalt fuer Wiederaufbau (KFW)	EUR	3.75%	10/14/11	$16,092,215

Government Agency - Sweden - 2.3%
100,000,000	Svensk Exportkredit AB (a)	SEK	3.39	05/20/12	14,647,701

Municipal City - Sweden - 0.5%
20,000,000	City of Gothenburg EMTN	SEK	3.08	04/14/12	2,923,710

Non-U.S. Government - Denmark - 3.5%
24,000,000	Denmark Government Bond	DKK	6.00	11/15/11	4,347,334
13,370,000	Denmark Government Bond EMTN	EUR	3.13	11/28/11	17,972,383

					22,319,717

Non-U.S. Government - Finland - 4.7%
21,500,000	Finland Government Bond	EUR	4.25	09/15/12	29,810,047

Non-U.S. Government - New Zealand - 8.0%
66,000,000	New Zealand Government Bond, Series 1111	NZD	6.00	11/15/11	50,527,183

Non-U.S. Government - Sweden - 6.7%
278,000,000	Sweden Government Bond, Series 1046	SEK	5.50	10/08/12	42,283,098

Non-U.S. Government - Switzerland - 1.6%
9,000,000	Switzerland Government Bond	CHF	2.75	06/10/12	10,128,475

Regional Agency - Australia - 9.7%
31,000,000	New South Wales Treasury Corp., Series 12	AUD	6.00	05/01/12	30,283,931
31,500,000	Western Australia Treasury Corp., Series 12	AUD	5.50	07/17/12	30,777,838

					61,061,769

Regional Authority - Canada - 6.1%
11,000,000	Alberta Capital Finance Authority MTN (a)	CAD	1.35	02/05/13	10,503,483
7,000,000	Alberta Capital Finance Authority (a)	CAD	1.67	07/02/14	6,735,605
7,000,000	Alberta Treasury Branch	CAD	4.10	12/01/11	6,713,627
15,000,000	Province of Manitoba MTN (a)	CAD	1.68	09/04/12	14,370,598

					38,323,313

Total Foreign Bonds (Cost $302,624,220)					288,117,228

Foreign Treasury Bills - 34.2%

Non-U.S. Government - Canada - 2.8%
18,600,000	Canadian Treasury Bill (b)	CAD	0.79-0.90	10/13/11	17,744,708

Non-U.S. Government - France - 1.3%
6,000,000	French Treasury Bill (b)	EUR	0.58-0.60	10/06/11	8,037,741

Non-U.S. Government - Japan - 15.6%
1,100,000,000	Japanese Treasury Bill, Series 212 (b)	JPY	0.09	11/07/11	14,260,108
6,500,000,000	Japanese Treasury Bill, Series 218 (b)	JPY	0.09	11/28/11	84,259,693

					98,519,801

See Notes to Financial Statements	10

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Non-U.S. Government - Netherlands - 4.9%
23,000,000	Dutch Treasury Certificate (b)	EUR	0.53%	10/31/11	$30,800,543

Non-U.S. Government - Norway - 9.6%
357,000,000	Norwegian Treasury Bill (b)	NOK	1.96-2.39	12/21/11	60,593,180

Total Foreign Treasury Securities (Cost $222,144,862)					215,695,973

Banker’s Acceptance - 4.5%
30,000,000	Toronto Dominion Bank Ltd., B.A. (Cost $29,032,147) (b)	CAD	1.00	10/25/11	28,609,659

Shares

Exchange Traded Product - 6.4%
255,000	SPDR Gold Trust (Cost $27,450,033)				40,310,400

Total Investments - 90.7% (Cost $581,251,262)*					$572,733,260

Foreign Currencies - 1.7%:
Australian Dollar - 0.0%					379
Canadian Dollar - 0.0%					39,651
Euro - 1.5%					9,589,564
Japanese Yen - 0.0%					144
New Zealand Dollar - 0.1%					443,742
Norwegian Krone - 0.1%					275,844
Swedish Krona - 0.0%					229,327
Swiss Franc - 0.0%					214,876

Total Foreign Currencies (Cost $10,972,746)					10,793,527

Net Unrealized Loss on Forward Currency Contracts - (0.1)%					(377,950)

Other Assets and Liabilities, Net - 7.7%					48,367,416

NET ASSETS - 100.0%					$631,516,253

(a)	Variable rate security. Rate presented is as of September 30, 2011.
(b)	Rates shown are annualized yields at time of purchase.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,587,029
Gross Unrealized Depreciation	(23,105,031)

Net Unrealized Appreciation	($8,518,002)

See Notes to Financial Statements	11

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

As of September 30, 2011, the Merk Hard Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
EMTN	European Medium Term Note
MTN	Medium Term Note

As of September 30, 2011, the Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
20	Gold 100 Oz. Future	12/28/11	$3,244,600	$17,400

As of September 30, 2011, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
(15,000,000)	Australian Dollar	$(14,803,665)	10/05/11	$298,140	$-
(14,500,000)	Australian Dollar	(14,310,935)	10/05/11	288,927	-
11,000,455	Euro	15,000,000	10/05/11	-	(262,712)
(1,000,000,000)	Japanese Yen	(13,002,549)	10/05/11	36,516	-
(700,000,000)	Japanese Yen	(9,103,796)	10/05/11	27,574	-
12,136,062	New Zealand Dollar	9,500,000	10/05/11	-	(251,428)
12,773,301	New Zealand Dollar	10,000,000	10/05/11	-	(265,806)
54,087,464	Swedish Krona	8,000,000	10/05/11	-	(119,198)
59,504,130	Swedish Krona	8,800,000	10/05/11	-	(129,963)

Unrealized gain (loss) on forward currency contracts				$651,157	$(1,029,107)

See Notes to Financial Statements	12

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value:
Foreign Bonds	$-	$288,117,228	$-	$288,117,228
Foreign Treasury Bills	-	215,695,973	-	215,695,973
Banker’s Acceptance	-	28,609,659	-	28,609,659
Exchange Traded Product	40,310,400	-	-	40,310,400

Total Investments at Value	$40,310,400	$532,422,860	$-	$572,733,260
Other Financial Instruments**:				-
Futures	17,400	-	-	17,400
Forward Currency Contracts	-	651,157	-	651,157

Total Assets	$40,327,800	$533,074,017	$-	$573,401,817

Liabilities
Other Financial Instruments**:
Forward Currency Contracts	-	(1,029,107)	-	(1,029,107)

Total Liabilities	$-	$(1,029,107)	$-	$(1,029,107)

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

PORTFOLIO HOLDINGS

% of Net Assets

Foreign Bonds	45.6%
Foreign Treasury Bills	34.2%
Banker’s Acceptance	4.5%
Exchange Traded Product	6.4%
Foreign Currencies	1.7%
Net Unrealized Loss on Forward Currency Contracts	(0.1)%
Other Assets and Liabilities, Net	7.7%

Total	100.0%

See Notes to Financial Statements	13

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a) (b) - 102.8%
$20,000,000	U.S. Treasury Bill	0.12%	10/27/11	$19,999,824
15,500,000	U.S. Treasury Bill	0.07	11/17/11	15,499,854
16,000,000	U.S. Treasury Bill	0.11	12/15/11	15,999,600
10,000,000	U.S. Treasury Bill	0.07	01/12/12	9,999,450
13,000,000	U.S. Treasury Bill	0.10	01/26/12	12,999,194
26,500,000	U.S. Treasury Bill	0.10	08/23/12	26,475,011
8,500,000	U.S. Treasury Bill	0.08	09/20/12	8,491,296

Total U.S. Treasury Bills (Cost $109,457,225)				109,464,229

Total Investments - 102.8% (Cost $109,457,225)*				$109,464,229

Net Unrealized Loss on Forward Currency Contracts - (3.5)%				(3,707,681)

Other Assets and Liabilities, Net - 0.7%				689,695

NET ASSETS - 100.0%				$106,446,243

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$10,585
Gross Unrealized Depreciation	(3,581)

Net Unrealized Appreciation	$7,004

As of September 30, 2011, the Merk Asian Currency Fund had the following currency exposures:

CNY	Chinese Renminbi
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

See Notes to Financial Statements	14

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

As of September 30, 2011, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
5,700,000	China Renminbi	$887,201	10/19/11	$5,612	$-
33,200,000	China Renminbi	5,152,079	10/19/11	48,164	-
35,000,000	China Renminbi	5,430,988	10/19/11	51,197	-
42,500,000	China Renminbi	6,596,306	10/19/11	60,632	-
6,200,000	Hong Kong Dollar	796,340	10/19/11	6	-
31,000,000	Indian Rupee	689,502	10/19/11	-	(58,359)
4,650,000	Malaysian Ringgit	1,543,056	10/19/11	-	(87,701)
80,000,000	New Taiwan Dollar	2,793,296	10/19/11	-	(167,211)
1,500,000	Singapore Dollar	1,234,361	10/19/11	-	(87,445)
6,250,000	Singapore Dollar	5,128,689	10/19/11	-	(349,874)
900,000,000	South Korean Won	846,270	10/19/11	-	(83,320)
1,100,000,000	South Korean Won	1,036,172	10/19/11	-	(103,678)
1,600,000,000	South Korean Won	1,513,002	10/19/11	-	(156,647)
14,000,000	China Renminbi	2,199,785	11/16/11	-	(6,265)
30,300,000	China Renminbi	4,772,255	11/16/11	-	(24,852)
65,000,000	Japanese Yen	849,671	11/16/11	-	(6,367)
110,000,000	Japanese Yen	1,433,838	11/16/11	-	(6,707)
(3,800,000)	Malaysian Ringgit	(1,265,317)	11/16/11	77,164	-
32,000,000	Malaysian Ringgit	10,617,120	11/16/11	-	(611,625)
(800,000)	Singapore Dollar	(659,205)	11/16/11	47,491	-
605,255	Singapore Dollar	500,000	11/16/11	-	(37,197)
1,600,000	Singapore Dollar	1,324,123	11/16/11	-	(100,696)
9,300,000	Singapore Dollar	7,675,687	11/16/11	-	(564,517)
(1,000,000,000)	South Korean Won	(921,472)	11/16/11	75,140	-
1,300,000,000	South Korean Won	1,190,476	11/16/11	-	(90,245)
3,400,000,000	South Korean Won	3,119,266	11/16/11	-	(241,737)
31,000,000	China Renminbi	4,868,473	12/21/11	-	(9,269)
32,800,000	China Renminbi	5,143,888	12/21/11	-	(2,537)
46,000,000	China Renminbi	7,217,951	12/21/11	-	(7,520)
54,000,000	Indian Rupee	1,112,485	12/21/11	-	(22,783)
182,000,000	Indian Rupee	3,751,804	12/21/11	-	(79,107)
8,900,000	Malaysian Ringgit	2,887,735	12/21/11	-	(107,420)
9,400,000	Malaysian Ringgit	3,046,014	12/21/11	-	(109,502)
78,000,000	New Taiwan Dollar	2,659,393	12/21/11	-	(93,732)
153,800,000	New Taiwan Dollar	5,244,672	12/21/11	-	(185,715)
8,200,000	Singapore Dollar	6,618,321	12/21/11	-	(347,274)
(1,500,000,000)	South Korean Won	(1,254,443)	12/21/11	-	(13,353)
2,200,000,000	South Korean Won	1,994,199	12/21/11	-	(134,765)
2,800,000,000	South Korean Won	2,542,219	12/21/11	-	(175,667)

Unrealized gain (loss) on forward currency contracts				$365,406	$(4,073,087)

See Notes to Financial Statements	15

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	109,464,229	(3,707,681)
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$109,464,229	$(3,707,681)

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	102.8%
Net Unrealized Loss on Forward Currency Contracts	(3.5)%
Other Assets and Liabilities, Net	0.7%

Total	100.0%

See Notes to Financial Statements	16

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a) (b) - 102.0%
$5,500,000	U.S. Treasury Bill	0.12%	10/27/2011	$5,499,952
3,500,000	U.S. Treasury Bill	0.10	11/25/2011	3,499,933
4,000,000	U.S. Treasury Bill	0.11	12/15/2011	3,999,900
6,500,000	U.S. Treasury Bill	0.10	01/26/2012	6,499,597
3,500,000	U.S. Treasury Bill	0.10	08/23/2012	3,496,699
7,500,000	U.S. Treasury Bill	0.08	09/20/2012	7,492,320

Total U.S. Treasury Bills (Cost $30,487,110)				30,488,401

Total Investments - 102.0% (Cost $30,487,110)*				$30,488,401

Net Unrealized Loss on Forward Currency Contracts - (5.0)%				(1,501,127)

Other Assets and Liabilities, Net - 3.0%				915,488

NET ASSETS - 100.0%				$29,902,762

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,360
Gross Unrealized Depreciation	(2,069)

Net Unrealized Appreciation	$1,291

As of September 30,2011, the Merk Absolute Return Currency Fund had the following currency exposures:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

See Notes to Financial Statements	17

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

As of September 30, 2011, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
(80,000)	Australian Dollar	$(82,147)	10/19/11	$4,933	$-
(70,000)	Australian Dollar	(68,428)	10/19/11	866	-
(70,000)	Australian Dollar	(68,370)	10/19/11	808	-
(60,000)	Australian Dollar	(58,353)	10/19/11	443	-
(50,000)	Australian Dollar	(51,327)	10/19/11	3,069	-
(50,000)	Australian Dollar	(49,590)	10/19/11	1,332	-
7,400,000	Australian Dollar	7,844,044	10/19/11	-	(701,766)
(35,000)	Pound Sterling	(54,845)	10/19/11	277	-
(30,000)	Pound Sterling	(47,389)	10/19/11	616	-
780,000	Pound Sterling	1,248,581	10/19/11	-	(32,486)
(16,400,000)	Japanese Yen	(215,265)	10/19/11	2,580	-
(11,500,000)	Japanese Yen	(149,106)	10/19/11	-	(33)
(7,100,000)	Japanese Yen	(92,498)	10/19/11	421	-
(5,000,000)	Japanese Yen	(65,246)	10/19/11	403	-
(4,000,000)	Japanese Yen	(52,327)	10/19/11	453	-
870,000,000	Japanese Yen	11,239,613	10/19/11	43,046	-
(70,000)	New Zealand Dollar	(57,322)	10/19/11	4,031	-
(60,000)	New Zealand Dollar	(47,422)	10/19/11	1,744	-
1,500,000	New Zealand Dollar	1,250,900	10/19/11	-	(108,951)
(300,000)	Norwegian Krone	(53,568)	10/19/11	2,511	-
6,800,000	Norwegian Krone	1,261,754	10/19/11	-	(104,452)
(1,000,000)	Swedish Krona	(149,913)	10/19/11	4,318	-
(700,000)	Swedish Krona	(101,326)	10/19/11	-	(590)
(500,000)	Swedish Krona	(73,163)	10/19/11	365	-
(400,000)	Swedish Krona	(58,091)	10/19/11	-	(147)
(400,000)	Swedish Krona	(57,757)	10/19/11	-	(482)
47,000,000	Swedish Krona	7,342,260	10/19/11	-	(499,284)
(50,000)	Swiss Franc	(55,341)	10/19/11	158	-
(50,000)	Swiss Franc	(55,273)	10/19/11	90	-
(40,000)	Swiss Franc	(46,023)	10/19/11	1,877	-
2,650,000	Swiss Franc	3,051,993	10/19/11	-	(127,277)

Unrealized gain (loss) on forward currency contracts				$74,341	$(1,575,468)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	30,488,401	(1,501,127)
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$30,488,401	$(1,501,127)

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills. Refer to the Schedule of Investments for a further breakout of each security by type.

See Notes to Financial Statements	18

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	102.0%
Net Unrealized Loss on Forward Currency Contracts	(5.0)%
Other Assets and Liabilities, Net	3.0%

Total	100.0%

See Notes to Financial Statements	19

MERK CURRENCY ENHANCED U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

Shares	Security Description	Value in USD

Exchange Traded Product - 81.1% (a)
7,600	SPDR S&P 500 ETF Trust (Cost $886,794)	$860,092

Total Investments - 81.1% (Cost $886,794)*		$860,092

Net Unrealized Loss on Forward Currency Contracts - (2.8)%		(29,931)

Other Assets and Liabilities, Net - 21.7%		230,907

NET ASSETS - 100.0%		$1,061,068

(a)	All or a portion of these securities are being held as collateral for forward currency contracts.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$0
Gross Unrealized Depreciation	(26,702)

Net Unrealized Depreciation	$(26,702)

ETF	Exchange Traded Fund

As of September 30, 2011, the Merk Currency Enhanced U.S. Equity Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
4	E-mini S&P 500 Future	12/16/11	$225,200	$(5,958)

As of September 30, 2011, the Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
(30,000)	Australian Dollar	$(29,301)	10/19/11	$346	$-
40,000	Australian Dollar	41,131	10/19/11	-	(2,524)
230,000	Australian Dollar	236,788	10/19/11	-	(14,798)
90,000	Swiss Franc	102,212	10/19/11	-	(2,882)
25,000	Pound Sterling	39,637	10/19/11	-	(659)
3,000,000	Japanese Yen	39,163	10/19/11	-	(257)
27,500,000	Japanese Yen	355,998	10/19/11	638	-
200,000	Norwegian Krone	35,430	10/19/11	-	(1,392)
50,000	New Zealand Dollar	41,004	10/19/11	-	(2,939)
200,000	Swedish Krona	29,713	10/19/11	-	(594)
1,500,000	Swedish Krona	223,262	10/19/11	-	(4,870)

Unrealized gain (loss) on forward currencty contracts				$984	$(30,915)

See Notes to Financial Statements	20

MERK CURRENCY ENHANCED U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2011

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more inforrmation on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$860,092	$(5,958)
Level 2 – Other Significant Observable Inputs	-	(29,931)
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$860,092	$(35,889)

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

The Level 1 inputs in the Investments in Securities column displayed in this table are Exchange Traded Products. Refer to the Schedule of Investments for a futher breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Exchange Traded Product	81.1%
Net Unrealized Loss on Forward Currency Contracts	(2.8)%
Other Assets and Liabilities, Net	21.7%

Total	100.0%

See Notes to Financial Statements	21

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund	Merk Currency Enhanced U.S. Equity Fund
ASSETS
Investments:
Total investments, at cost	$581,251,262	$109,457,225	$30,487,110	$886,794
Net unrealized appreciation (depreciation)	(8,518,002)	7,004	1,291	(26,702)

Total investments, at value	572,733,260	109,464,229	30,488,401	860,092
Foreign currency (Cost $10,972,746, $0, $0, and $0, respectively)	10,793,527	-	-	-
Cash	2,374,098	803,605	954,206	244,207
Unrealized gain on forward currency contracts	651,157	365,406	74,341	984
Receivables:
Fund shares sold	1,896,758	179,453	22,948	-
Investment securities sold	72,649,057	-	-	-
Interest and dividends	7,304,208	32	8	4,690
Variation margin	10,000	-	-	-

Total Assets	668,412,065	110,812,725	31,539,904	1,109,973

LIABILITIES
Unrealized loss on forward currency contracts	1,029,107	4,073,087	1,575,468	30,915
Payables:
Investment securities purchased	24,204,733	-	-	11,469
Fund shares redeemed	10,922,499	189,302	33,043	-
Variation margin	-	-	-	6,050
Other payables	60,404	-	-	-
Accrued liabilities:
Investment adviser fees	533,369	81,785	22,058	297
Distribution fees	117,116	17,753	5,246	165
Other expenses	28,584	4,555	1,327	9

Total Liabilities	36,895,812	4,366,482	1,637,142	48,905

NET ASSETS	$631,516,253	$106,446,243	$29,902,762	$1,061,068

COMPONENTS OF NET ASSETS
Paid-in capital	$626,591,382	$109,879,938	$33,000,857	$1,119,504
Accumulated undistributed (distributions in excess of) net investment income	321,748	(747,829)	7,703	4,154
Accumulated net realized gain (loss)	14,461,179	1,014,811	(1,605,962)	-
Net unrealized appreciation (depreciation)	(9,858,056)	(3,700,677)	(1,499,836)	(62,590)

NET ASSETS	$631,516,253	$106,446,243	$29,902,762	$1,061,068

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (unlimited shares authorized)
Investor Shares	42,341,924	8,570,857	2,538,725	11,914
Institutional Shares	9,987,674	2,805,597	699,072	100,000

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $510,895,867, $80,189,865, $23,441,930 and $112,907, respectively)	$12.07	$9.36	$9.23	$9.48
Institutional Shares (based on net assets of $120,620,386, $26,256,378, $6,460,832 and $948,161, respectively)	12.08	9.36	9.24	9.48

See Notes to Financial Statements	22

STATEMENTS OF OPERATIONS

PERIOD ENDED SEPTEMBER 30, 2011

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund	Merk Currency Enhanced U.S. Equity Fund*
INVESTMENT INCOME
Interest income	$4,367,073	$73,154	$22,600	$4,690
Less: foreign taxes withheld	(134,958)	-	-	-

Total Investment Income	4,232,115	73,154	22,600	4,690

EXPENSES
Investment adviser fees	2,925,311	559,363	166,708	362
Interest expense	27	-	-	-
Distribution fees
Investor Shares	590,951	110,940	33,981	9
Transfer agency fees
Investor Shares	118,194	22,189	6,797	-
Institutional Shares	28,076	5,780	1,539	-
Operating expense	-	-	-	165

Total Expenses	3,662,559	698,272	209,025	536

NET INVESTMENT INCOME (LOSS)	569,556	(625,118)	(186,425)	4,154

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,092,875	-	473	-
Futures	234,276	-	-	-
Foreign currency transactions	(729,902)	1,014,811	(1,606,435)	-

Net Realized Gain (Loss)	9,597,249	1,014,811	(1,605,962)	-

Net change in unrealized appreciation (depreciation) on:
Investments	(41,508,324)	(7,900)	(2,119)	(26,702)
Futures	17,400	-	-	(5,958)
Foreign currency translations	(1,355,329)	(3,822,666)	(1,306,981)	(29,930)

Net Change in Unrealized Appreciation (Depreciation)	(42,846,253)	(3,830,566)	(1,309,100)	(62,590)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(33,249,004)	(2,815,755)	(2,915,062)	(62,590)

DECREASE IN NET ASSETS FROM OPERATIONS	$(32,679,448)	$(3,440,873)	$(3,101,487)	$(58,436)

*	Merk Currency Enhanced U.S. Equity Fund commenced operations on September 12, 2011.

See Notes to Financial Statements	23

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund
	For the Period Ended September 30, 2011	For the Year Ended March 31, 2011
OPERATIONS
Net investment income (loss)	$569,556	$473,691
Net realized gain (loss)	9,597,249	11,521,569
Net change in unrealized appreciation (depreciation) on investments	(42,846,253)	22,072,913

Increase (Decrease) in Net Assets Resulting from Operations	(32,679,448)	34,068,173

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Investor Shares	(1,842,849)	(3,535,041)
Institutional Shares	(508,835)	(834,244)
Net realized gain on investments
Investor Shares	-	(3,937,681)
Institutional Shares	-	(524,947)

Total Distributions to Shareholders	(2,351,684)	(8,831,913)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	321,197,272	173,788,333
Institutional Shares	55,699,570	103,652,527
Reinvestment of distributions
Investor Shares	1,739,599	7,102,999
Institutional Shares	290,893	901,939
Redemption of shares
Investor Shares	(161,365,371)	(260,299,219)
Institutional Shares	(24,181,729)	(14,602,287)

Increase in Net Assets from Capital Share Transactions	193,380,234	10,544,292

Increase in Net Assets	158,349,102	35,780,552

NET ASSETS
Beginning of Period	473,167,151	437,386,599

End of Period (a)	$631,516,253	$473,167,151

SHARE TRANSACTIONS
Sale of shares
Investor Shares	24,907,704	14,540,682
Institutional Shares	4,338,482	8,676,158
Reinvestment of distributions
Investor Shares	136,119	602,948
Institutional Shares	22,744	75,873
Redemption of shares
Investor Shares	(12,766,105)	(22,311,586)
Institutional Shares	(1,911,680)	(1,213,903)

Increase from Capital Share Transactions	14,727,264	370,172

(a) Amount includes undistributed (distributions in excess of) net investment income	$321,748	$2,103,876

*	Merk Currency Enhanced U.S. Equity Fund commenced operations on September 12, 2011.

See Notes to Financial Statements	24

Merk Asian Currency Fund		Merk Absolute Return Currency Fund		Merk Currency Enhanced U.S. Equity Fund
For the Period Ended September 30, 2011	For the Year Ended March 31, 2011	For the Period Ended September 30, 2011	For the Year Ended March 31, 2011	For the Period Ended September 30, 2011*

$ (625,118)	$(893,364)	$(186,425)	$(230,799)	$4,154
1,014,811	3,145,488	(1,605,962)	1,205,901	-
(3,830,566)	(69,802)	(1,309,100)	288,520	(62,590)

(3,440,873)	2,182,322	(3,101,487)	1,263,622	(58,436)

(894,324)	(1,210,598)	(362,095)	(319,608)	-
(228,003)	(350,001)	(85,428)	(70,167)	-

-	(561)	-	(696)	-
-	(137)	-	(106)	-

(1,122,327)	(1,561,297)	(447,523)	(390,577)	-

22,553,205	48,577,021	9,924,897	18,671,361	119,504
11,296,710	25,420,662	2,977,205	5,982,410	1,000,000

817,006	1,133,691	344,360	306,871	-
225,453	346,826	71,172	52,975	-

(22,326,378)	(41,962,491)	(8,538,216)	(17,769,598)	-
(7,102,168)	(3,063,868)	(709,372)	(1,278,450)	-

5,463,828	30,451,841	4,070,046	5,965,569	1,119,504

900,628	31,072,866	521,036	6,838,614	1,061,068

105,545,615	74,472,749	29,381,726	22,543,112	-

$106,446,243	$105,545,615	$29,902,762	$29,381,726	$1,061,068

2,303,803	5,001,552	982,109	1,848,264	11,914
1,165,141	2,625,028	296,809	591,098	100,000

84,141	116,467	34,960	29,939	-
23,243	35,655	7,226	5,168	-

(2,307,411)	(4,361,553)	(869,828)	(1,794,387)	-
(727,919)	(315,551)	(73,333)	(127,896)	-

540,998	3,101,598	377,943	552,186	111,914

$ (747,829)	$999,616	$7,703	$641,651	$4,154

See Notes to Financial Statements	25

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2011		For the Years Ended March 31,
			2011	2010	2009	2008	2007
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$12.58		$11.75	$10.42	$12.16	$10.72	$9.95

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.01		0.01	(0.01)	0.15	0.28	0.20
Net realized and unrealized gain (loss)	(0.47)		1.07	1.55	(1.71)	1.92	0.93	(c)

Total from Investment Operations	(0.46)		1.08	1.54	(1.56)	2.20	1.13

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)		(0.12)	(0.14)	(0.10)	(0.73)	(0.36)
Net realized gain	-		(0.13)	(0.07)	(0.08)	(0.03)	-	(d)

Total Distributions	(0.05)		(0.25)	(0.21)	(0.18)	(0.76)	(0.36)

NET ASSET VALUE, End of Year	$12.07		$12.58	$11.75	$10.42	$12.16	$10.72

TOTAL RETURN	(3.66)%	(g)	9.39%	14.70%	(13.01)%	21.02%	(11.45)%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$510,896		$378,289	$437,387	$268,097	$402,816	$75,449
Ratios to Average Net Assets:
Net expenses	1.30%	(h)	1.30%	1.30%	1.31%	1.30%	1.30%
Gross expenses (e)	1.30%	(h)	1.30%	1.30%	1.32%	1.31%	1.31%
Net investment income (loss)	0.15%	(h)	0.09%	(0.12)%	1.36%	2.40%	1.93%
PORTFOLIO TURNOVER RATE (f)	37%	(g)	49%	15%	27%	51%	29%

	For the Six Months Ended September 30, 2011		April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.59		$11.81

INVESTMENT OPERATIONS
Net investment income (b)	0.02		0.05
Net realized and unrealized gain (loss)	(0.47)		1.07

Total from Investment Operations	(0.45)		1.06

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.06)		(0.15)
Net realized gain	-		(0.13)

Total Distributions	(0.06)		(0.28)

NET ASSET VALUE, End of Period	$12.08		$12.59

TOTAL RETURN	(3.60)%	(g)	9.21% (g)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$120,620		$94,878
Ratios to Average Net Assets:
Net expenses	1.05%	(h)	1.05% (h)
Gross expenses (e)	1.05%	(h)	1.05% (h)
Net investment income	0.39%	(h)	0.35% (h)
PORTFOLIO TURNOVER RATE (f)	37%	(g)	49% (g)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Not annualized.
(h)	Annualized.

See Notes to Financial Statements	26

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2011		For the Years Ended March 31,			April 1, 2008 (a) through March 31, 2009
			2011		2010
MERK ASIAN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.74		$9.63		$9.53	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.06)		(0.11)		(0.10)	0.01
Net realized and unrealized gain (loss)	(0.22)		0.37		0.24	(0.48)

Total from Investment Operations	(0.28)		0.26		0.14	(0.47)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)		(0.15)		(0.04)	-
Net realized gain	-		-		- (c)	-

Total Distributions	(0.10)		(0.15)		(0.04)	-

NET ASSET VALUE, End of Period	$9.36		$9.74		$9.63	$9.53

TOTAL RETURN	(2.93)%	(d)	2.74%		1.51%	(4.70)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$80,190		$82,711		$74,473	$47,810
Ratios to Average Net Assets:
Net expenses	1.30%	(e)	1.30%		1.30%	1.30%	(e)
Gross expenses (f)	1.30%	(e)	1.30%		1.30%	1.30%	(e)
Net investment income (loss)	(1.17)%	(e)	(1.12)%		(1.03)%	0.16%	(e)
PORTFOLIO TURNOVER RATE (g)	0%	(d)	0%		0%	0%	(d)

	For the Six Months Ended September 30, 2011		April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.74		$9.63

INVESTMENT OPERATIONS
Net investment loss (b)	(0.04)		(0.08)
Net realized and unrealized gain (loss)	(0.24)		0.37

Total from Investment Operations	(0.28)		0.29

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)		(0.18)
Net realized gain	-		-	(c)

Total Distributions	(0.10)		(0.18)

NET ASSET VALUE, End of Period	$9.36		$9.74

TOTAL RETURN	(2.88)%	(d)	3.00%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$26,256		$22,835
Ratios to Average Net Assets:
Net expenses	1.05%	(e)	1.05%	(e)
Gross expenses (f)	1.05%	(e)	1.05%	(e)
Net investment loss	(0.92)%	(e)	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (g)	0%	(d)	0%	(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements	27

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2011		For the Year Ended March 31, 2011		September 9, 2009 (a) through March 31, 2010
MERK ABSOLUTE RETURN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.27		$9.77		$10.00

INVESTMENT OPERATIONS
Net investment loss (b)	(0.06)		(0.11)		(0.06)
Net realized and unrealized gain (loss)	(0.85)		0.75		(0.17)

Total from Investment Operations	(0.91)		0.64		(0.23)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)		(0.14)		-
Net realized gain	-		-	(c)	-

Total Distributions	(0.13)		(0.14)		-

NET ASSET VALUE, End of Period	$9.23		$10.27		$9.77

TOTAL RETURN	(8.96)%	(d)	6.52%		(2.30)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$23,442		$24,568		$22,543
Ratios to Average Net Assets:
Net expenses	1.30%	(e)	1.30%		1.30%	(e)
Gross expenses (f)	1.30%	(e)	1.30%		1.30%	(e)
Net investment loss	(1.16)%	(e)	(1.11)%		(1.16)%	(e)
PORTFOLIO TURNOVER RATE (g)	0%	(d)	0%		0%	(d)

	For the Six Months Ended September 30, 2011		April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.28		$9.82

INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)		(0.09)
Net realized and unrealized gain (loss)	(0.86)		0.71

Total from Investment Operations	(0.91)		0.62

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)		(0.16)
Net realized gain	-		-	(c)

Total Distributions	(0.13)		(0.16)

NET ASSET VALUE, End of Period	$9.24		$10.28

TOTAL RETURN	(8.89)%	(d)	6.33%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$6,461		$4,813
Ratios to Average Net Assets:
Net expenses	1.05%	(e)	1.05%	(e)
Gross expenses (f)	1.05%	(e)	1.05%	(e)
Net investment loss	(0.92)%	(e)	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (g)	0%	(d)	0%	(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisisition were one year or less.

See Notes to Financial Statements	28

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	September 12, 2011 (a) through September 30, 2011
MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.02
Net realized and unrealized loss	(0.54)

Total from Investment Operations	(0.52)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-
Net realized gain	-

Total Distributions	-

NET ASSET VALUE, End of Period	$9.48

TOTAL RETURN	(5.20)%	(c)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$113
Ratios to Average Net Assets:
Net expenses	1.30%	(d)
Gross expenses (e)	1.30%	(d)
Net investment income	5.57%	(d)
PORTFOLIO TURNOVER RATE (f)	0%	(c)

	September 12, 2011 (a) through September 30, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment gain (b)	0.04
Net realized and unrealized loss	(0.56)

Total from Investment Operations	(0.52)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-
Net realized gain	-

Total Distributions	-

NET ASSET VALUE, End of Period	$9.48

TOTAL RETURN	(5.20)%	(c)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$948
Ratios to Average Net Assets:
Net expenses	1.05%	(d)
Gross expenses (e)	1.05%	(d)
Net investment income	8.46%	(d)
PORTFOLIO TURNOVER RATE (f)	0%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements	29

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

NOTE 1.  Organization

The Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. The Merk Asian Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Currency Enhanced U.S. Equity Fund seeks to generate total return that exceeds that of the S&P 500 Index, by investing in securities and instruments that create exposure to U.S. equities and currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively. The Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2011, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

30

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities and to manage a fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of September 30, 2011, are disclosed in each Fund’s Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended September 30, 2011, the Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency and the Merk Currency Enhanced U.S. Equity Fund entered into an aggregated total notional value of $1,008,384,152, $490,609,627, $1,391,946,625 and $1,143,016 respectively, of forward currency contracts.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

The Merk Hard Currency Fund and the Merk Currency Enhanced U.S. Equity Fund entered into a total notional amount of $6,214,680 and $231,158, respectively, on futures contracts during the period ended September 30, 2011.

Derivatives Transactions – Each Fund’s use of derivatives during the period ended September 30, 2011, was limited to forward currency contracts and/or futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

31

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Receivable-Variation Margin	$10,000	Payable- Variation Margin	$-

Forward Currency Contracts	Unrealized gain on forward currency contracts	$651,157	Unrealized loss on forward currency contracts	$(1,029,107)
Merk Asian Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$365,406	Unrealized loss on forward currency contracts	$(4,073,087)
Merk Absolute Return Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$74,341	Unrealized loss on forward currency contracts	$(1,575,468)
Merk Currency Enhanced U.S. Equity Fund

Commodity Contracts	Receivable-Variation Margin	$-	Payable- Variation Margin	$(6,050)

Forward Currency Contracts	Unrealized gain on forward currency contracts	$984	Unrealized loss on forward currency contracts	$(30,915)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2011, by each Fund are recorded in the following locations on the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$ 234,276	$ 17,400

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(2,204,354)	$ (377,950)
Merk Asian Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$ 1,014,811	$(3,822,666)

32

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Absolute Return Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(1,606,435)	$(1,306,981)
Merk Currency Enhanced U.S. Equity Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$ -	$ (5,958)

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$ -	$ (29,930)

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of September 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Merk Hard Currency and the Merk Asian Currency Funds’ federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service. The Merk Absolute Return Currency Fund’s federal tax returns filed in the two-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3.  Fees and Expenses

Investment Adviser – Merk Investments, LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets. Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on the Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses.

33

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

NOTE 4.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2011, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$85,215,072	$112,224,743
Merk Asian Currency Fund	-	-
Merk Absolute Return Currency Fund	-	-
Merk Currency Enhanced U.S. Equity Fund	886,794	-

NOTE 5.  Federal Income Tax and Investment Transactions

As of March 31, 2011, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation on Investments and Foreign Currency Translations	Total
Merk Hard Currency Fund	$2,519,188	$4,315,085	$33,121,730	$39,956,003
Merk Asian Currency Fund	1,122,251	-	7,254	1,129,505
Merk Absolute Return Currency Fund	447,505	-	3,410	450,915

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments and forward contracts.

NOTE 6.  Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

NOTE 7.  Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting each Fund. In general, the provisions of the Modernization Act will be effective for the Funds’ fiscal period ending March 31, 2012. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset

34

MERK FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company. Relevant information regarding the impact of the Modernization Act on each Fund, if any, will be included in the March 31, 2012 annual report.

NOTE 8.  Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

35

MERK FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011

Investment Advisory Agreement Approval

At the June 24, 2011 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement pertaining to Merk Currency Enhanced U.S. Equity Fund, and the continuance of the investment advisory agreement pertaining to the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund (the “Merk Funds”) (each an “Advisory Agreement”).

Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency Fund

In evaluating the Advisory Agreements for the Merk Hard Currency, Merk Asian Currency and Merk Absolute Return Currency Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and Merk for the Merk Funds. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Merk Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. In this regard, the Board considered, among other things, the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement.

The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Merk Funds.

Based on the foregoing, the Board concluded that the nature, extent and quality of services provided to the Merk Funds under the Advisory Agreement was appropriate in light of its investment objective and, thus, supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Merk Funds. In this regard, the Board considered the Adviser’s resources devoted to the Merk Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of each of the Merk Funds were not a material factor in approving the Agreement.

Performance

The Board reviewed the performance of the Merk Funds and the Adviser’s discussion of its investment philosophy. The Board considered the Merk Hard Currency Fund’s performance over the one-year, three-year, five-year and since inception (annualized) periods ended May 31, 2011. The Board noted that the Merk Hard Currency Fund outperformed its benchmark, the JPMorgan 3-Month Global Cash Index, for each of the periods. The Board then considered the Merk Asian Currency Fund’s performance over the one-year and since inception (annualized) periods ended May 31, 2011. The Board noted that the Merk Asian Currency Fund outperformed its benchmark, the Citigroup 3-Month U.S. T-Bill Index, for the one-year period but underperformed its benchmark for the since inception period. Next, the Board considered the Merk Absolute Return Currency Fund’s performance over the one-year and since inception (annualized) periods ended May 31, 2011. The Board noted that the Merk Absolute Return Currency Fund outperformed its benchmark, the Citigroup 3-Month U.S. T-Bill Index for each of the periods. The Board also noted the Adviser’s representation that both the specialized and very focused nature of the Merk Funds, the limited nature of the Lipper Inc. peer group and the fact that the investment universe for many of the peer group funds in the Lipper analysis differs substantially from that of the Merk Funds. In light of these considerations, the Board recognized the limited value of the Lipper Inc.

36

MERK FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011

performance comparison. Based on this review and all of the relevant facts and circumstances, the Board concluded that each Merk Fund’s performance was reasonable relative to its benchmark and that the Merk Funds and their shareholders could benefit from the Adviser’s continued management of the Merk Funds.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Merk Funds and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rates of each of the Merk Funds was higher than the median of the Merk Funds’ Lipper Inc. peer group, but that the total expense ratios for each of the Merk Funds was lower. The Board recognized that the Adviser pays for certain of the Merk Funds’ expenses out of the Adviser’s advisory fee. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Merk Fund appeared to be within a reasonable range in light of the services it provides to the each Merk Fund.

Economies of Scale

The Board considered whether the Merk Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Merk Funds potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Merk Funds, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Merk Funds were not a material factor to consider in approving the continuation of the Advisory Agreement with the Merk Funds.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Merk Currency Enhanced U.S. Equity Fund

The Board considered Merk’s proposal to approve the initial Advisory Agreement pertaining to Merk Currency Enhanced U.S. Equity Fund. In determining whether to approve the Advisory Agreement, The Board considered, among other things, the following factors: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement between the Trust and Merk for the Merk Currency Enhanced U.S. Equity Fund. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Merk Currency Enhanced U.S. Equity Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. In this regard, the Board considered, among other things, the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement.

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MERK FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011

The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Merk Currency Enhanced U.S. Equity Fund.

Based on the foregoing, the Board concluded that the nature, extent and quality of services provided to the Merk Currency Enhanced U.S. Equity Fund under the Advisory Agreement would be appropriate in light of its investment objective and, thus, supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Merk Currency Enhanced U.S. Equity Fund. In this regard, the Board considered the Adviser’s resources devoted to the Merk Currency Enhanced U.S. Equity Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Merk Currency Enhanced U.S. Equity Fund would not be a material factor in approving the Agreement.

Performance

The Board noted that it did not consider the performance of the Merk Currency Enhanced U.S. Equity Fund because it had not yet commenced operations.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Merk Currency Enhanced U.S. Equity Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate as proposed for the Merk Currency Enhanced U.S. Equity Fund was higher than the median of the Fund’s Lipper Inc. peer group, but that the total expense ratios for the Fund was lower. The Board recognized that the Adviser would pay for certain of the Merk Currency Enhanced U.S. Equity Fund expenses out of the Adviser’s advisory fee and for certain of the Fund’s expenses pursuant to an operating agreement with the Trust. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate to be charged to the Merk Currency Enhanced U.S. Equity Fund appeared to be within a reasonable range in light of the services provided to the Fund.

Economies of Scale

The Board considered whether the Merk Currency Enhanced U.S. Equity Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Merk Currency Enhanced U.S. Equity Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Merk Currency Enhanced U.S. Equity Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Merk Currency Enhanced U.S. Equity Fund were not a material factor to consider in approving the initial approval of the Advisory Agreement with the Merk Currency Enhanced U.S. Equity Fund.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and

38

MERK FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011

Exchange Commission’s (“SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011, through September 30, 2011.

Actual Expenses – The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2011*	Ending Account Value September 30, 2011	Expenses Paid During Period**	Annualized Expense Ratio**
Merk Hard Currency Fund
Investor Shares Actual	$1,000.00	$963.40	$6.38	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$964.01	$5.16	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Merk Asian Currency Fund
Investor Shares Actual	$1,000.00	$970.65	$6.40	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$971.24	$5.17	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%

39

MERK FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2011

	Beginning Account Value April 1, 2011*	Ending Account Value September 30, 2011	Expenses Paid During Period**	Annualized Expense Ratio**
Merk Absolute Return Currency Fund
Investor Shares Actual	$1,000.00	$910.45	$6.21	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$911.10	$5.02	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Merk Currency Enhanced U.S. Equity Fund
Investor Shares Actual	$1,000.00	$948.00	$0.62	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares Actual	$1,000.00	$948.00	$0.50	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%

*	September 12, 2011, for the Merk Currency Enhanced U.S. Equity Fund.
**	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Merk Currency Enhanced U.S. Equity Fund’s actual return information which reflects the 19-day period between September 12, 2011, the date of inception, through September 30, 2011.)

40

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN

CURRENCY FUND®

MERK CURRENCY ENHANCED U.S. EQUITY FUNDSM

P.O. BOX 588

PORTLAND, ME 04112

208-SAR-0911

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Payson Total Return Fund

SEMI-ANNUAL REPORT // September 30, 2011
(Unaudited)

HM Payson

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS SEPTEMBER 30, 2011

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Additional Information	11

IMPORTANT INFORMATION

An investment in the Payson Total Return Fund (the “Fund”) is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk and government securities risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

Shares	Security Description	Value
Common Stock - 99.6%
Consumer Discretionary - 13.1%
96,530	H&R Block, Inc.	$1,284,814
13,500	Hasbro, Inc.	440,235
87,600	PEP Boys-Manny Moe & Jack	864,612
34,700	The McGraw-Hill Cos., Inc.	1,422,700
26,960	TJX Cos., Inc.	1,495,471
		5,507,832
Consumer Staples - 15.5%
17,374	Colgate-Palmolive Co.	1,540,726
13,190	Diageo PLC, ADR	1,001,517
8,120	PepsiCo, Inc.	502,628
12,700	Philip Morris International, Inc.	792,226
19,850	The Procter & Gamble Co.	1,254,123
27,450	Walgreen Co.	902,831
9,580	Wal-Mart Stores, Inc.	497,202
		6,491,253
Energy - 9.7%
28,000	BP PLC, ADR	1,009,960
12,185	ConocoPhillips	771,554
22,000	Ensco PLC, ADR	889,460
19,385	Exxon Mobil Corp.	1,407,933
		4,078,907
Financial - 10.3%
15,000	Aflac, Inc.	524,250
21,490	American Express Co.	964,901
46,550	Annaly Capital Management, Inc. REIT	774,126
15,635	JPMorgan Chase & Co.	470,926
15,438	The Travelers Cos., Inc.	752,294
35,000	Wells Fargo & Co.	844,200
		4,330,697
Health Care - 14.0%
23,749	Abbott Laboratories	1,214,524
7,300	Becton Dickinson and Co.	535,236
80,000	Hologic, Inc. (a)	1,216,800
13,918	Johnson & Johnson	886,716
9,500	Laboratory Corp. of America Holdings (a)	750,975
71,000	Pfizer, Inc.	1,255,280
		5,859,531
Industrials - 13.5%
21,960	General Dynamics Corp.	1,249,304
39,235	Iron Mountain, Inc.	1,240,611
72,690	Oshkosh Corp. (a)	1,144,141
16,000	Parker Hannafin Corp.	1,010,080
14,665	United Technologies Corp.	1,031,829
		5,675,965
Materials - 1.4%
20,000	Alpha Natural Resources, Inc. (a)	353,800
7,000	Nucor Corp.	221,480
		575,280
Technology - 22.1%
3,600	Apple, Inc. (a)	1,372,248
42,966	Comtech Telecommunications Corp.	1,206,915
2,600	Google, Inc., Class A (a)	1,337,388
27,687	Harris Corp.	946,065
29,300	Hewlett-Packard Co.	657,785
65,500	Intel Corp.	1,397,115
62,000	Microsoft Corp.	1,543,180
27,700	Oracle Corp.	796,098
		9,256,794
Total Common Stock (Cost $40,595,338)	41,776,259
Total Investments - 99.6% (Cost $40,595,338)*	$41,776,259
Other Assets & Liabilities, Net – 0.4%	187,876
Net Assets – 100.0%	$41,964,135

ADR	American Depository Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.

*Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,242,524
Gross Unrealized Depreciation	(2,061,603)
Net Unrealized Appreciation	$1,180,921

See Notes to Financial Statements.	1

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2011

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$41,776,259
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$41,776,259

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

AFAPORTFOLIO HOLDINGS
% of Total Investments

Consumer Discretionary	13.2%
Consumer Staples	15.5%
Energy	9.8%
Financial	10.4%
Health Care	14.0%
Industrials	13.6%
Materials	1.4%
Technology	22.1%
100.0%

See Notes to Financial Statements.	2

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2011

ASSETS
Total investments, at value (Cost $40,595,338)	$41,776,259
Cash	320,748
Receivables:
Investment securities sold	606,882
Dividends and interest	90,209
Trustees’ fees and expenses	242
Prepaid expenses	6,897
Total Assets	42,801,237

LIABILITIES
Payables:
Investment securities purchased	696,773
Fund shares redeemed	13,502
Distributions payable	68,853
Accrued Liabilities:
Investment adviser fees	21,504
Fund services fees	12,828
Compliance services fees	2,083
Other expenses	21,559
Total Liabilities	837,102

NET ASSETS	$41,964,135

COMPONENTS OF NET ASSETS
Paid-in capital	$37,957,085
Undistributed net investment income	80,306
Accumulated net realized gain	2,745,823
Net unrealized appreciation	1,180,921
NET ASSETS	$41,964,135
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,405,797
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.32

See Notes to Financial Statements.	3

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2011

INVESTMENT INCOME
Dividend income	$639,805
Interest income	329
Total Investment Income	640,134

EXPENSES
Investment adviser fees	139,931
Fund services fees	77,131
Custodian fees	2,509
Registration fees	5,131
Professional fees	22,012
Trustees' fees and expenses	697
Compliance services fees	12,501
Miscellaneous expenses	12,584
Total Expenses	272,496

NET INVESTMENT INCOME	367,638

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	57,225
Net change in unrealized appreciation (depreciation) on investments	(5,870,284)
NET REALIZED AND UNREALIZED LOSS	(5,813,059)
DECREASE IN NET ASSETS FROM OPERATIONS	$(5,445,421)

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2011	For the Year Ended March 31, 2011
OPERATIONS
Net investment income	$367,638	$433,095
Net realized gain	57,225	4,886,053
Net change in unrealized appreciation (depreciation)	(5,870,284)	194,894
Increase (Decrease) in Net Assets Resulting from Operations	(5,445,421)	5,514,042

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(277,219)	(433,068)
Total Distributions to Shareholders	(277,219)	(433,068)

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,229,060	10,707,254
Reinvestment of distributions	101,574	162,833
Redemption of shares	(2,629,112)	(6,573,744)
Increase in Net Assets from Capital Share Transactions	701,522	4,296,343
Increase (Decrease) in Net Assets	(5,021,118)	9,377,317

NET ASSETS
Beginning of Period	46,985,253	37,607,936
End of Period (Including line (a))	$41,964,135	$46,985,253

SHARE TRANSACTIONS
Sale of shares	236,864	852,430
Reinvestment of distributions	7,627	12,668
Redemption of shares	(194,774)	(523,490)
Increase in Shares	49,717	341,608

(a) Undistributed (distributions in excess of) net investment income.	$80,306	$(10,113)

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Years Ended March 31,
September 30, 2011	2011	2010	2009	2008	2007
NET ASSET VALUE,
Beginning of Period	$14.00	$12.48	$7.59	$12.48	$13.57	$12.88
INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.13	0.09	0.10	0.11	0.07
Net realized and unrealized
gain (loss)	(1.71)	1.52	4.87	(4.82)	(0.76)	0.96
Total from Investment Operations	(1.60)	1.65	4.96	(4.72)	(0.65)	1.03
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.08)	(0.13)	(0.07)	(0.10)	(0.12)	(0.06)
Net realized gain	—	—	—	(0.07)	(0.32)	(0.28)
Total Distributions to Shareholders	(0.08)	(0.13)	(0.07)	(0.17)	(0.44)	(0.34)
NET ASSET VALUE,
End of Period	$12.32	$14.00	$12.48	$7.59	$12.48	$13.57
TOTAL RETURN	(11.46	)%(b)	13.33%	65.44%	(38.05)%	(5.06)%	7.98%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$41,964	$46,985	$37,608	$16,011	$27,577	$30,376
Ratios to Average Net Assets:
Net investment income	1.58	%(c)	1.08%	0.83%	0.94%	0.80%	0.54%
Net expense	1.17	%(c)	1.28%	1.59%	1.77%	1.46%	1.36%
Gross expense (d)	1.17	%(c)	1.29%	1.61%	1.78%	1.46%	1.85%
PORTFOLIO TURNOVER RATE	56	%(b)	72%	79%	109%	57%	46%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

7

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

The aggregate value by input level, as of September 30, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of September 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended March 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

8

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2011, were $26,920,995 and $25,922,144, respectively.

Note 5. Federal Income Tax and Investment Transactions

As of March 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$415,150
Undistributed Long-Term Gain	2,425,757
Unrealized Appreciation	7,051,205
Other Temporary Differences	(162,422)
Total	$9,729,690

 The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions payable that are deductible when paid for tax purposes.

9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2011

Note 6. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. ASU No. 2010-06 is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated ASU No. 2010-06 and has determined that it did not have a significant impact on the reporting of the Fund's financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 7. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted on December 22, 2010. The Modernization Act makes changes to several of the federal income and excise tax provisions impacting the Fund. In general, the provisions of the Modernization Act will be effective for the Fund's fiscal year ending March 31, 2012. The Modernization Act provides several benefits, including unlimited carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character of distributions made by a fiscal year regulated investment company. Relevant information regarding the impact of the Modernization Act on the Fund, if any, will be included in the March 31, 2012 annual report.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

10

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2011

Investment Advisory Agreement Approval

At the June 24, 2011 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered, among other things, the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. Based on the foregoing, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement were appropriate in light of its investment objective and, thus, supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were not a material factor in approving the Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance over the 1-year, 3-year (annualized), 5-year (annualized) and 10-year

11

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2011

(annualized) periods ended December 31, 2010 noting that the Fund had outperformed its benchmark over each of these periods. Given, among other things, the Fund’s performance during those periods, the Board concluded that the Fund’s performance was reasonable relative to its benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate of the Fund was lower than the median of the Fund’s Lipper Inc. peer group, and that its total expense ratio also lower than its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

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PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2011

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011, through September 30, 2011.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2011	September 30, 2011	Period*	Ratio*
Actual	$1,000.00	$885.38	$5.51	1.17%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.15	$5.91	1.17%

*
Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

13

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                       Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	November 28, 2011

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 28, 2011